UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549f

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

INGEVITY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ingevity

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

PURIFY | PROTECT | ENHANCE

MESSAGE FROM OUR CEO

John C. Fortson | March 10, 2023

Dear Ingevity Stockholders:

It is our pleasure to invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Ingevity Corporation (the “Company”). The Annual Meeting will be held virtually via live audio webcast on April 27, 2023, at 9:30 a.m. Eastern Time.

You can participate in the Annual Meeting, submit questions and vote your shares of the Company’s common stock (the “Common Stock”) by visiting www.virtualshareholdermeeting.com/NGVT2023. Further details regarding participation, voting and the business to be conducted at the Annual Meeting appear in the following notice of the Annual Meeting and this proxy statement.

Ingevity has much to be proud of in 2022. As a company, we delivered record performance over 2021, despite an environment that remained dynamic and challenging. Throughout it all, the Ingevity team remained nimble and aggressive. Our operations worked safely and remained flexible through market-driven continuous revisions to production schedules. The supply chain team diligently sourced the materials and vehicles needed to make and deliver our products. The commercial team worked with our customers through dramatically rising production costs. Our growth and innovation colleagues remained focused on identifying future avenues for growth.

Our segments performed well while dealing with the lingering effects of the COVID-19 pandemic, particularly in China, and global disruptions in our supply chains and logistics. Our Performance Chemicals business enjoyed an unprecedented year of record growth across all of its businesses. We saw strength in all our end markets – industrial specialties, pavement technologies and engineered polymers. Performance Materials revenue outperformed 2021, and I am proud of how the team worked continuously to adjust production and delivery schedules as auto production surged and then fell off in different global geographies.

In 2022, we made significant progress in evolving our business to meet future customer demands in all our businesses. Our Performance Chemicals team’s completion of our polyols expansion in our facility in DeRidder, Louisiana, increases volumes of our engineered polymers and provides shorter global lead times for our customers. The acquisition of Ozark Materials allows us to provide a full suite of product offerings to our road construction customers. We continue to enjoy success in the development of different alternative fatty acids, which both reduces our reliance on crude tall oil (“CTO”) and allows us to enter new markets where CTO based products aren’t competitive.

Across Ingevity, we continue to identify and invest in opportunities to increase our exposure to electric vehicles. In 2022, we made a strategic investment in Nexeon Limited, a company that is developing silicon-based anode technology that utilizes activated carbon. Our ability to manufacture carbon that is optimized for use in these anodes is an exciting opportunity for us. We continue to identify other opportunities to support the electric battery industry using our products and production and engineering capabilities.

We continue to be a leader in sustainability. In late 2022, Ingevity was recognized by Newsweek® magazine on their list of America’s Most Responsible Companies in 2023, placing 58th out of 500 public companies, ranking 10th in the materials and chemicals industry and number one in South Carolina. Additionally, we were awarded a Gold rating by EcoVadis, placing us in the top 3% of responding companies. We aim to continuously improve the sustainable nature of our company, and, as a result, we joined the United Nations Global Compact, committing ourselves to sustainable development.

We have a world class team that continues to develop and grow. We welcomed a new chief human resources officer, Christine Stunyo, to lead our people and talent efforts, and we bolstered the diversity of experience and perspectives of our board of directors by welcoming Shon Wright and Will Slocum in 2022, and Bruce Hoechner in 2023. At the start of 2022, we rolled out the “IngeviWay in Action” – an initiative that raises the bar on expectations to build, inspire and lead, and better aligns how we work and collaborate as a team to create the Ingevity of the future.

INGEVITY | 2023 Proxy Statement	1

Thank you for your interest and investment in Ingevity. We hope you share our enthusiasm for our Company. We are excited about the future and confident in our ability to continue to be a best-in-class specialty chemicals company that is a leader in sustainability and our markets.

A notice of internet availability of proxy materials or proxy card is being mailed, and the attached proxy statement is being made available, beginning on March 10, 2023, to each holder of record of Common Stock as of the record date, February 27, 2023. Please see “Questions and Answers about the Annual Meeting, Proxy Solicitation and Voting Information” for additional information about how to attend, vote, examine the list of stockholders and submit questions during the Annual Meeting.

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. Your vote will mean that you are represented at the Annual Meeting even if you do not attend virtually. Thank you for your ongoing support of Ingevity.

Best regards,

John C. Fortson
President and CEO

INGEVITY | 2023 Proxy Statement	2

NOTICE
of 2023 Annual Meeting of Stockholders of Ingevity Corporation

How to vote:
Online Before the Annual Meeting, vote online at www.proxyvote.com
By phone Call 1-800-690-6903
By mobile device Scan the QR code on your proxy card or Notice
By mail If you received a printed version of the proxy materials, you may vote by mail
During the virtual meeting See “Questions and Answers about the Annual Meeting, Proxy Solicitation, and Voting Information” for details on how to virtually attend and vote during the meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 27, 2023. The Proxy Statement and our Annual Report are available at www.proxyvote.com.

DATE & TIME	LIVE AUDIO WEBCAST LOCATION	RECORD DATE
Thursday, April 27, 2023	www.virtualshareholder meeting.com/NGVT2023	February 27, 2023
9:30 a.m. Eastern Time	To be admitted, enter the control number found on your proxy card or Notice regarding the availability of proxy materials	Holders of record of our Common Stock at the close of business on the Record Date are entitled to receive notice of, virtually attend, and vote at the Annual Meeting

To allow our stockholders greater access to the meeting and lower the barriers to stockholder participation, our Annual Meeting will be held in a virtual format only with no physical meeting location.

Items of business

At the Annual Meeting, stockholders will be asked to act on the following items:

■

Elect the ten (10) director nominees named in the proxy statement;

■

Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

■

Approve, on a non-binding, advisory basis, the frequency of advisory votes to approve the Company’s named executive officer compensation;

■

Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023;

■

Approve the amendment and restatement of the 2017 Ingevity Corporation Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 300,000 shares; and

■

Consider any other business properly brought before the meeting.

Additional information

Whether or not you plan to attend the Annual Meeting virtually, we urge you to review the proxy materials carefully and to vote in advance.

By Order of the Board of Directors,

Stacy L. Cozad
Secretary

INGEVITY | 2023 Proxy Statement	3

Table of Contents

Message from our CEO	1
Notice of 2023 Annual Meeting of Stockholders of Ingevity Corporation	3
Proxy Statement Summary	7
2022 Business Highlights	8
Sustainability Highlights	9
Snapshot of Director Nominees	11
Board Demographics	11
Corporate Governance Highlights	12
Executive Compensation Governance Practices	13
Proposal 1: Election of Directors	14
Director Nominees	15
Summary of the Director Nominees’ Skills and Experience	21
Board and Corporate Governance Matters	22
Role of the Board of Directors	22
Corporate Governance Guidelines	22
Board Leadership Structure	23
Committees of our Board of Directors	23
Director Nominees and Selection	25
Evaluating Board performance and effectiveness	27
Board meetings and executive sessions	27
Board’s role in risk oversight	28
Board oversight of ESG matters	30
Management development and succession planning	30
Board oversight of DEI and human capital matters	30
Director education program	30
Retirement age, term limits and significant change in job responsibilities	30
Overboarding policy	31
Stockholder outreach and engagement	31
How to contact the Board	32
Code of Conduct	32
Governance materials on our website	32
Related party transactions	33
Director Compensation	34
Ingevity’s Director compensation approval process	34
2022 Non-employee Director compensation	34
Cash retainers	34
Restricted Stock Unit awards	34
Other compensation	35
Stock ownership guidelines; prohibition on hedging	35
2022 Director compensation table	35
Proposal 2: Non-Binding Advisory Vote to Approve The Compensation of Ingevity’s Named Executive Officers (Say-on-Pay)	37
Compensation Discussion and Analysis	38
Executive Summary	39
How We Set Compensation	41
NEO compensation elements	43
Payout of 2020 PSU award	48
NEO Performance and Compensation Decisions	50
Other compensation and benefits	52
Other compensation policies and practices	56
Risk analysis	57
Tax and accounting considerations	57
Leadership Development and Compensation Committee Report	58
Compensation Tables and Other Matters	59
Summary Compensation Table	59
Grants of Plan-Based Awards in 2022	61
Outstanding Equity Awards at 2022 Fiscal Year End	63
Option Exercises and Stock Vested During Fiscal 2022	65
Pension Benefits Table – 2022	66
Non-Qualified Deferred Compensation at 2022 Fiscal Year End	66
Potential Payments Upon Certain Termination Events or a Change of Control	67
CEO Pay Ratio—2022	70
Pay Versus Performance	70
Proposal 3: Non-Binding Advisory Vote on the Frequency of Vote on Named Executive Officer Compensation (Say-on-Frequency)	75
Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm	76
Audit Committee Matters	77
Audit and other fees	77
Pre-approval policy and procedures	77
Audit Committee Report	78
Proposal 5: Approval of the Amendment and Restatement of the 2017 Ingevity Employee Stock Purchase Plan	79

INGEVITY | 2023 Proxy Statement	5

Back to Contents

Ownership of Equity Securities	83
Principal stock owners	83
Executive Officers and Directors	84
Delinquent Section 16(a) reports	84
Questions and Answers About the Annual Meeting, Proxy Solicitation, and Voting Information	85
Questions and Answers Regarding Stockholder Communications, Stockholder Proposals, and Company Documents	90
Forward-Looking Statements	92
Appendix A: Non-GAAP Financial Measures and Reconciliation Tables	93
Non-GAAP financial measures used in this proxy statement	93
Metrics used in “2022 Business Highlights” and “NEO Performance and Compensation Decisions”	93
Metrics used in “Short-Term Incentive Plan and 2022 Awards”	94
Metrics used in “Long-Term Incentive Plan and 2022 Awards” and “Payout of 2020 PSU Award”	95
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP) to Company STIP-Adjusted EBITDA (Non-GAAP)	96
Reconciliation of Net Cash Provided by Operating Activities (GAAP) to Free Cash Flow (Non-GAAP)	96
Reconciliation of Segment EBITDA (GAAP) to BU STIP-Adjusted EBITDA (Non-GAAP)	96
Reconciliation of Revenue (GAAP) to Company STIP-Adjusted Revenue (Non-GAAP)	97
Reconciliation of Segment Revenue (GAAP) to BU STIP-Adjusted Revenue (Non-GAAP)	97
Reconciliation of Diluted EPS (GAAP) to Cumulative EPS (Non-GAAP)	97
Reconciliation of Net Income (Loss) Attributable to Ingevity Stockholders (GAAP) to NOPAT (Non-GAAP)	98
Calculation of Period-End (2022) Invested Capital	98
Calculation of Period-End ROIC	98
Appendix B: Amended and Restated 2017 Ingevity Employee Corporation Stock Purchase Plan	99

INGEVITY | 2023 Proxy Statement	6

Back to Contents

Proxy Statement Summary

This summary highlights information about Ingevity Corporation and certain information contained elsewhere in this proxy statement (the “Proxy Statement”) for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). This summary does not contain all of the information that you should consider in deciding to vote. Please read the entire Proxy Statement carefully before voting.

Agenda Items and Board Recommendations

Proposal	Board Vote Recommendation	Page
Proposal 1: Election of Directors	FOR each nominee	14
Proposal 2: Advisory Vote on compensation of our Named Executive Officers (Say-on-Pay)	FOR	37
Proposal 3: Advisory Vote on the frequency of Named Executive Officer Compensation Advisory Vote (Say-on-Frequency)	EVERY ONE YEAR	75
Proposal 4: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023	FOR	76
Proposal 5: Amendment and Restatement of 2017 Ingevity Corporation Employee Stock Purchase Plan to add an additional 300,000 shares	FOR	79

INGEVITY | 2023 Proxy Statement	7

Back to Contents

2022 Business Highlights

WE DELIVERED STRONG OVERALL FINANCIAL PERFORMANCE

REVENUE	NET INCOME	ADJUSTED EBITDA*
$1.67 BILLION ↗19.9% VS. 2021	$211.6 MILLION ↗79.2% VS. 2021	$452.6 MILLION ↗7.2% VS. 2021

ADJUSTED EBITDA MARGIN*	CASH FLOW PROVIDED BY OPERATING ACTIVITIES	FREE CASH FLOW*	REPURCHASED IN COMMON STOCK
27.1%	$313.1 MILLION	$170.6 MILLION	$145.2 MILLION

RECORD YEAR IN PERFORMANCE CHEMICALS

REVENUE	SEGMENT EBITDA**	SEGMENT EBITDA MARGIN**
$1.12 BILLION ↗28.0% VS. 2021	$200.4 MILLION ↗16.0% VS. 2021	17.9%

- Engineered Polymers posted its strongest year yet and completed a polyols expansion in our DeRidder, Louisiana, location to meet growing demand in expanding global markets such as electric vehicles and biodegradable plastics
- Pavement Technologies achieved a record sales year as the team leveraged infrastructure investing tailwinds and focused on facilitating technology adoption of key products such as Evotherm® warm mix asphalt which helps reduce carbon emissions and creates safer working conditions. Ozark Materials was acquired in Q4 to position Ingevity further down the value chain and increase Ingevity's presence in the growing road striping market
- Industrial Specialties continued to increase its specialty product portfolio and focus on end markets that consume higher margin derivatized products, and advanced efforts to diversify its raw material stream by successfully producing/commercializing fatty acids refined from soy oil

STRONG AND RESILIENT PERFORMANCE MATERIALS

REVENUE	SEGMENT EBITDA**	SEGMENT EBITDA MARGIN**
$548.5 MILLION ↗6.1% VS. 2021	$252.2 MILLION ↗1.1% VS. 2021	46.0%

- Continued to deliver strong results despite global automotive production remaining near historic lows as a result of supply chain disruptions and COVID-19 related shutdowns in China
- Invested in silicon anode materials producer, Nexeon Limited, to expand Ingevity's presence in the electric vehicle market and diversify the end-market opportunities for our activated carbon

INVESTING IN OUR FACILITIES AND TECHNOLOGY

- Completed polyols production capability expansion in DeRidder, Louisiana, expanding polyols production capacity by 40% and reducing global lead times for customers
- Successfully completed the first two of three phases of the implementation of digital business transformation on the SAP S/4HANA platform to optimize business operations

ACCELERATING PROGRESS TOWARD STRATEGIC GROWTH INITIATIVES

- Expanded the application of our adsorbed natural gas (ANG) technology beyond gasoline-based fleets to meet needs of the diesel fleet market, and rebranded the ANG business to NeuFuel™ to better reflect Ingevity's ability to help fleets quickly and cost-effectively transition to a carbon-neutral fuel
- Invested in growth opportunities, which will support existing chemistry/technology

SAFETY RECORD

- Achieved year over year reduction in Tier 1/Tier 2 process safety incidents with continued emphasis on operational discipline and implementation of Ingevity's enhanced Process Safety Management standard
- Drove use of leading indicators to measure performance and set targeted objectives to drive improved personal and process safety results

** *Segment EBITDA is a GAAP financial measure for segment performance calculated pursuant to Accounting Standards Codification ("ASC") 280, Segment Reporting ("ASC 280").*

INGEVITY | 2023 Proxy Statement	8

Back to Contents

Sustainability Highlights

Advancing Environmental Stewardship
■

Published an environmental product declaration (EPD) for Evotherm® M1 Warm Mix Asphalt technology, establishing Ingevity as the first chemical additive supplier to be included in the National Asphalt Pavement Association’s (NAPA) Emerald Eco-Label Tool program that provides customers with quantifiable metrics of the sustainability and environmental impact of unique asphalt mixtures

■

Earned the elite OK biodegradable MARINE certification by TÜV Austria Bureau of Inspection and Certification, confirming Capa® thermoplastics fully biodegrade in a marine environment within four weeks, enabling a safer marine ecosystem than traditional plastics made with alternative chemistries

■

Completed additional lifecycle analysis showing the environmental benefits of our Polyfon®H dispersant for crop protection which completely offset the volume of greenhouse gas emissions associated with its manufacture, resulting in a carbon footprint 122% lower than fossil carbon-based alternatives(1)

Committed to Social Responsibility
■

Recognized on Newsweek® Magazine’s list of America’s Most Responsible Companies 2023, ranking 58 of 500 public companies overall, 10th in the materials and chemicals industry and number one among public companies based in South Carolina

■

Joined the United Nations (UN) Global Compact as a participant, affirming our alignment with the ten universally accepted principles for human rights, labor, environment and anti-corruption, and committing to responsible business actions that support the UN’s Sustainable Development Goals

■

Advanced our diversity, equity and inclusion priorities by piloting inclusive leadership training for people managers, implementing enhanced recruiting programs to attract talented diverse candidates and expanding programming for our employee resource groups (ERGs) to encourage community among employees, grow cultural awareness and foster allyship

■

Significantly improved our employee engagement scores, which were boosted by ongoing efforts to invest in our people and build a world-class work experience, both during and post-pandemic

■

Donated over $1.39 million through our IngeviCares philanthropy program in 2022 to make a positive impact in the communities where we operate and advance our goal of investing $6 million in the areas of health, education and environment between 2020 and 2025

(1)	According to a study conducted by Environmental Resources Management (ERM), London, U.K., a third party consulting firm

INGEVITY | 2023 Proxy Statement	9

Back to Contents

Corporate Governance
■

Achieved the Gold rating for sustainability by EcoVadis, an independent organization that provides evidence-based sustainability assessments for companies, placing Ingevity in the top 3% of all respondents and advancing the company to the 97th percentile overall

■

Submitted comprehensive data, risks and opportunities related to climate change to the CDP for the first time in 2022 as a means to help identify ways to manage climate risks and opportunities and provide vital information back to our customers, investors and the market

■

Bolstered the strength of our executive leadership by welcoming our new chief human resources officer, Christine Stunyo, to lead our talent and people efforts, and further expanded the diversity of experience and perspectives among our board of directors with the addition of Will Slocum and Shon Wright

INGEVITY | 2023 Proxy Statement	10

Back to Contents

Snapshot of Director Nominees

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships*	Other Public Company Boards
JEAN S. BLACKWELL (CHAIR)	68	2016	Retired; Former Senior Executive at Cummins Inc.		— LD&C — N&G — Executive (Chair)	2
LUIS FERNANDEZ-MORENO	60	2016	Sole Member and Manager, Strat and Praxis LLC; Former Senior Executive at Ashland Inc.		— N&G (Chair) — S&S — Executive	1
JOHN C. FORTSON	55	2020	President and CEO, Ingevity Corporation
DIANE H. GULYAS	66	2019	Retired; Former President, DuPont Performance Polymers, E.I. du Pont de Nemours		— LD&C (Chair) — N&G — Executive	1
BRUCE D. HOECHNER	63	2023	Retired; Former CEO, Rogers Corporation		— LD&C — N&G	2
FREDERICK J. LYNCH	58	2016	Operating Partner, AEA Investors LP; Interim CEO, Verdesian Life Sciences; Former President and CEO, Masonite International Corporation		— Audit — LD&C
KAREN G. NARWOLD	63	2019	EVP, Chief Administrative Officer, General Counsel and Corporate Secretary, Albemarle Corporation		— Audit — S&S (Chair) — Executive
DANIEL F. SANSONE	70	2016	Retired; Former EVP, Strategy and CFO, Vulcan Materials Company		— Audit (Chair) — LD&C — Executive	1
WILLIAM J. SLOCUM	45	2022	Partner, Inclusive Capital Partners		— Audit — S&S	1
BENJAMIN G. (SHON) WRIGHT	48	2022	Vice President, Cummins & President, Cummins Engine Components		— Audit — S&S
* Audit – Audit Committee LD&C – Leadership Development and Compensation Committee N&G – Nominating and Governance Committee S&S – Sustainability and Safety Committee Executive – Executive Committee

Board Demographics

59.6 years	3 years	3 new	3/10	2/10	3/5	9/10
AVERAGE AGE	MEDIAN TENURE	DIRECTORS ADDED IN THE LAST 12 MONTHS; ROTATION OF LD&C COMMITTEE CHAIR	DIRECTORS ARE WOMEN	DIRECTORS IDENTIFY AS RACIALLY OR ETHNICALLY DIVERSE	COMMITTEES AND BOARD CHAIRED BY WOMEN	DIRECTORS ARE INDEPENDENT

INGEVITY | 2023 Proxy Statement	11

Back to Contents

Corporate Governance Highlights

We recognize that strong corporate governance practices contribute to long-term stockholder value. We are committed to sound governance practices, including those described below.

Board Independence, Composition, and Accountability
■

9 of 10 directors are independent, including the Chair

■

Separate Chair and CEO

■

Five fully independent Board committees

■

Regular Board and committee executive sessions

■

Diverse Board in terms of gender, race, ethnicity, experience and skills

■

Director overboarding policy

■

Directors may not stand for re-election in the year in which they reach 72 years of age (unless waived by the Board on a case-by-case basis)

Best Practices
■

Active stockholder engagement program

■

Annual Board and committee self-evaluations

■

Board leadership role in CEO and executive succession planning

■

Robust risk management program that includes Board oversight of key risk areas, including cybersecurity

■

Board oversight of environmental and sustainability matters (primarily through the Sustainability and Safety Committee)

■

Annual Sustainability Report containing measurable sustainability goals

■

Comprehensive new director orientation

■

Policy prohibiting officers, directors and employees from hedging and pledging our Common Stock

■

Policy to include candidates identifying as gender-diverse and racially/ethnically-diverse among the pool of potential new director candidates

■

Significant Board refreshment, with three new directors added within the last twelve months

■

Robust stock ownership guidelines applicable to executives and directors

■

Recently updated comprehensive Code of Conduct and Ethics and Compliance Program

Stockholder Rights
■

Annual election of all directors

■

Majority voting with director resignation policy (plurality in contested elections)

■

Stockholder right to call special meetings

■

No poison pill or dual-class shares

■

One share, one vote standard

■

No supermajority voting requirements

INGEVITY | 2023 Proxy Statement	12

Back to Contents

Executive Compensation Governance Practices

The LD&C Committee continues to implement and maintain practices in our compensation programs and related areas that reflect responsible corporate governance and compensation policies. These practices include the following:

What We Do	What We Don’t Do
Use performance metrics to align pay with Company financial performance	No repricing, backdating or discounting of stock options
Balance short-term and long-term incentives through focused use of performance metrics	No hedging, pledging or short sales of Common Stock by any director, executive officer or other employee
Emphasize stock ownership with long-term incentives being paid in Common Stock and meaningful Common Stock ownership guidelines	No excise tax gross-ups for change of control payments
Cap incentive compensation at 200% of target performance	No excessive perquisites
Maintain a “clawback” policy for incentive compensation in cases where misconduct leads to restatement of financial results*	No tax gross-ups on perquisites other than in connection with relocation benefits
Use “double trigger” change of control (with respect to replacement awards) for severance and equity vesting provisions
Engage an independent consultant to advise the LD&C Committee
Discourage excessive risk taking by offering a balanced compensation program that uses multiple incentive metrics that balance focus on achievement of long- and short-term goals
Pay dividend equivalents only on stock unit awards that vest, if any
*	Clawback policy will be updated to apply regardless of misconduct in the event of a restatement as required by recent SEC rules.

INGEVITY | 2023 Proxy Statement	13

Back to Contents

PROPOSAL 1

ELECTION OF DIRECTORS

OUR BOARD RECOMMENDS A VOTE FOR EACH NOMINEE.

Our Nominating & Governance Committee has recommended, and the Board of Directors has nominated for election as directors at the Annual Meeting, the ten nominees named below. Each nominee currently serves as a director of the Company.

Each director elected at the Annual Meeting will serve until the 2024 annual meeting of stockholders and until his or her successor has been elected and qualified. Each director nominee has consented to being named in this Proxy Statement and to serving as a director if elected. If any nominee is unable to stand for election for any reason, the Common Stock represented at our Annual Meeting by proxy may be voted for another candidate proposed by our Board, or our Board may choose to reduce its size.

The information below summarizes the particular experience, qualifications, attributes and skills of each nominee. The Nominating & Governance Committee and the Board believe that, as a group, these nominees provide our Board with a strong balance of experience, leadership, qualifications, attributes and skills, and that each individual nominee can make a significant contribution to the Board and should serve as a director of the Company.

Vote Required:

At any meeting of stockholders for the election of directors at which a quorum is present, the election will be determined by a majority of the votes cast by the stockholders entitled to vote in the election, except that in the case of a contested election, the election will be determined by a plurality of the votes cast by the stockholders entitled to vote in the election. The election of directors is not contested at this Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

INGEVITY | 2023 Proxy Statement	14

Back to Contents

Director Nominees

JEAN S. BLACKWELL
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ LD&C ■ Nominating & Governance ■ Executive (Chair)	■ Johnson Controls International plc (since 2018) ■ Celanese Corporation (since 2014)
Age: 68 Director since: 2016 Independent chair since: 2021

SKILLS AND EXPERIENCE

Ms. Blackwell has substantial experience in the areas of finance and law, and also as to matters of corporate responsibility, sustainability and human resources, having served both as a public company Chief Financial Officer and General Counsel, among other corporate leadership roles. She also has significant oversight and governance expertise as an experienced public company board member, having served in a number of committee chair roles.

ADDITIONAL INFORMATION

Ms. Blackwell has served as a director on numerous non-profit boards. Ms. Blackwell holds a bachelor’s degree in economics from The College of William and Mary and a juris doctor degree from the University of Michigan.

PROFESSIONAL HIGHLIGHTS

Chief Executive Officer of Cummins Foundation and Executive Vice President of Corporate Responsibility for Cummins Inc. (“Cummins”) from 2008 until her retirement in 2013. Previous positions with Cummins (joined in 1997) included Chief Financial Officer; Vice President, business services; Vice President, human resources; and General Counsel.

Earlier experience includes Budget Director for the State of Indiana; Executive Director of the Indiana State Lottery Commission, and Partner at the law firm of Bose McKinney & Evans, LLC.

PRIOR PUBLIC COMPANY DIRECTORSHIPS

■ Essendant Inc. (formerly, United Stationers Inc.) (former public company) (2007-2018) ■ The Nassau Companies of New York (formerly Phoenix Companies, Inc.) (former public company) (2004-2009)

INGEVITY | 2023 Proxy Statement	15

Back to Contents

LUIS FERNANDEZ-MORENO
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ Nominating & Governance (Chair) ■ Sustainability & Safety ■ Executive	■ Select Energy Services, Inc. (since 2022)
Age: 60 Director since: 2016

SKILLS AND EXPERIENCE

Mr. Fernandez-Moreno has over thirty years of executive and operational experience in the performance materials, specialty chemicals and coatings industries. He has significant mergers and acquisitions (“M&A”) and international business experience, having held leadership roles in complex global business operations in the United States, Mexico, Brazil, France and the United Kingdom. Mr. Fernandez also has extensive expertise in the area of sustainability with a focus on integrating responsible environmental, social and governance principles and metrics into global business strategies to maximize stakeholder value.

ADDITIONAL INFORMATION

Mr. Fernandez-Moreno has served as a member of several private and non-profit company boards including Hasa, Inc., a portfolio company of Wind Point Partners (commencing in 2023); Huber Engineered Materials, a portfolio company of J.M. Huber Corporation, since 2019; Ascensus Specialties International Company, a portfolio company of Wind Point Partners (2017-2021); and OQ Chemicals GmbH (formerly Oxea S.a.r.l.), a subsidiary of OQ, an integrated energy company, owned by the Oman government, since 2018. Mr. Fernandez-Moreno holds a bachelor’s degree in chemical engineering from Universidad Iberoamericana in Mexico City, Mexico, and is a graduate of the Wharton Management Certificate Program at the University of Pennsylvania.

PROFESSIONAL HIGHLIGHTS

Sole Manager and Member of Strat and Praxis LLC, a consulting services company, since June 2018.

Senior Vice President of Ashland Inc. (“Ashland”) (2012-2017), including serving as President of its Chemicals Group (2015-2017); President, Ashland specialty ingredients (2013-2015); and President, Ashland water technologies (2012-2013). Previous experience included 27 years at Rohm & Haas Company and, after its acquisition, with The Dow Chemical Company. He also served as Executive Vice President at Arch Chemicals until its acquisition by Lonza Group AG (2010-2011).

INGEVITY | 2023 Proxy Statement	16

Back to Contents

JOHN C. FORTSON

SKILLS AND EXPERIENCE

Mr. Fortson has served as our President and Chief Executive Officer since September 2020. From 2015 to April 2021, he served as the Company’s Chief Financial Officer, and from 2015 to February 2021, he served as the Company’s Treasurer. Mr. Fortson has more than 23 years of experience in executive, management, strategic planning, financial, M&A and sustainability matters and has held leadership positions in the chemicals, manufacturing, global aerospace and defense industries.

ADDITIONAL INFORMATION

Mr. Fortson has served as a member of non-profit company boards, including as a member of the Medical University of South Carolina Heart and Vascular Advisory Board (2017-present). Mr. Fortson has a bachelor’s degree from the United States Military Academy at West Point and a master’s degree in business administration from Duke University’s Fuqua School of Business.

PROFESSIONAL HIGHLIGHTS

President and Chief Executive Officer of Ingevity since September 2020. Served as Chief Financial Officer and Treasurer of Ingevity from 2015-2021.

Vice President, Chief Financial Officer, and Treasurer, AAR Corporation (2013–October 2015).

Managing Director, Bank of America Merrill Lynch (2007–2013).

Age: 55 Director since: 2020

DIANE H. GULYAS
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ LD&C (chair) ■ Nominating & Governance ■ Executive	■ Expeditors International of Washington, Inc. (since 2015)
Age: 66 Director since: 2019

SKILLS AND EXPERIENCE

Ms. Gulyas’ qualifications to serve as a director include her extensive executive experience at one of the world’s largest chemical companies, as well as her extensive experience in international operations, sustainability, global manufacturing and sales, including in the automotive parts industry. Ms. Gulyas also has significant oversight and governance expertise as an experienced public company board member.

ADDITIONAL INFORMATION

Ms. Gulyas has served on the boards of several non-profit and private companies, including as chair of the board of directors of the Ladies Professional Golfing Association (2016-2022). Ms. Gulyas has a bachelor’s degree in chemical engineering from the University of Notre Dame.

PROFESSIONAL HIGHLIGHTS

President, Performance Polymers business of E.I. du Pont de Nemours (“du Pont”) from 2009 until her retirement in 2014. Previous positions in her thirty-five year du Pont career include Global Chief Marketing and Sales Officer (2004-2006); Group Vice President of the electronic and communication technologies platform (2002-2004); and Vice President and General Manager of the advanced fiber business (1997-2001).

PRIOR PUBLIC COMPANY DIRECTORSHIPS

■

W.R. Grace & Co. (former public company) (2015-2021)

■

Mallinckrodt Pharmaceuticals (2013-2018)

■

Navistar International Corporation (2009-2012)

■

Viasystems (former public company) (2003-2009)

INGEVITY | 2023 Proxy Statement	17

Back to Contents

BRUCE D. HOECHNER
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ LD&C ■ Nominating & Governance	■ Curtiss Wright Corp. (since 2017) ■ Rogers Corporation (since 2011)*
Age: 63 Director since: 2023

SKILLS AND EXPERIENCE

Mr. Hoechner was elected to the Board in February 2023. He has experience leading a publicly traded, global manufacturing company and has significant expertise in international marketing and business strategy development. Mr. Hoechner has significant oversight and governance expertise as an experienced public company board member, having served on governance and finance committees.

ADDITIONAL INFORMATION

Mr. Hoechner has served on non-profit boards. He holds a Bachelor of Science degree in chemical engineering from Pennsylvania State University and is a graduate of the Wharton Management Certificate Program at the University of Pennsylvania.

PROFESSIONAL HIGHLIGHTS

President & CEO of Rogers Corporation from 2011 until his retirement in 2022.

Various positions of increasing responsibility with Rohm and Haas Company for whom he worked for 28 years and with The Dow Chemical Company (after its acquisition of Rohm and Haas), including over ten years spent living and working in Asia, culminating as President, Asia Pacific Region, Dow Advanced Materials Division (2009-2011).

*

Mr. Hoechner’s service on the Rogers Corporation Board will terminate on March 31, 2023.

FREDERICK J. LYNCH
BOARD COMMITTEES
■ LD&C ■ Audit
Age: 58 Director since: 2016

SKILLS AND EXPERIENCE

Mr. Lynch served as President and Chief Executive Officer of a public, global manufacturing company for twelve years until his retirement in 2019, also having served as a director for that organization. He also brings substantial prior executive experience in the chemicals industry, and in-depth knowledge of global business, manufacturing, supply chain management, sustainability and strategic planning. He is an “audit committee financial expert” under SEC rules.

ADDITIONAL INFORMATION

Mr. Lynch has served on the board of several non-profit and private companies. Mr. Lynch has a bachelor’s degree in chemical engineering from Villanova University and a master’s degree in business administration from Temple University.

PROFESSIONAL HIGHLIGHTS

Operating Partner, AEA Investors, LP, a global private investment firm (since 2020); Interim CEO, Verdesian Life Sciences (since 2023); Director of Traeger Grills (2020-2021), Process Sensing Technologies (since 2020), and Window Nation (since 2021) (portfolio companies of AEA Investors, LP). President and CEO of Masonite International Corporation, a global manufacturer of doors and door systems from 2006 until his retirement in 2019.

Previous experience includes President of human generics division and Senior Vice President of global supply chain for Alpharma, Inc. (2003-2006), and eighteen years at Honeywell International, including Vice President and General Manager of its specialty chemicals business.

PRIOR PUBLIC COMPANY DIRECTORSHIPS

■ Masonite International Corporation (2009-2019)

INGEVITY | 2023 Proxy Statement	18

Back to Contents

KAREN G. NARWOLD
BOARD COMMITTEES
■ Audit ■ Sustainability & Safety (Chair) ■ Executive
Age: 63 Director since: 2019

SKILLS AND EXPERIENCE

Ms. Narwold has over thirty years of executive, management, legal and compliance experience in chemicals and manufacturing, including as Chief Administrative Officer and General Counsel of several public companies. Her areas of expertise include law, corporate governance, compliance, executive compensation, risk oversight, strategic planning, M&A and cybersecurity. Ms. Narwold also has expertise in the area of sustainability with a focus on leveraging best-in-class benchmarking to drive corporate accountability and reporting.

ADDITIONAL INFORMATION

Ms. Narwold has bachelor’s degree in political science from the University of Connecticut and a juris doctor degree from the University of Connecticut School of Law.

PROFESSIONAL HIGHLIGHTS

Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary of Albemarle Corporation (“Albemarle”), a global specialty chemicals company, since 2010, including leadership of the legal, public affairs (government and regulatory affairs and communications) and compliance organizations. She is also a member of Albemarle’s Enterprise Risk Management and Disclosure Committees. Ms. Narwold will retire from Albemarle effective April 4, 2023.

Previously held various leadership roles at Symmetry Holdings (2007-2010) and Barzel Industries (2008-2009), including for both as General Counsel, and at GrafTech International (1990-2006), a global graphite and carbon manufacturer and former subsidiary of Union Carbide, including serving as Vice President, human resources, General Counsel and Secretary.

DANIEL F. SANSONE
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ Audit (Chair) ■ LD&C ■ Executive	■ AdvanSix Inc. (since 2016)
Age: 70 Director since: 2016

SKILLS AND EXPERIENCE

Mr. Sansone has extensive executive and general management experience and substantial financial expertise, including service as Chief Financial Officer and Treasurer at a global manufacturing public company and is an “audit committee financial expert” under SEC rules. Given his level of financial expertise, Mr. Sansone is well qualified to chair the Company’s Audit Committee. He also brings expertise in the asphalt and paving markets.

ADDITIONAL INFORMATION

Mr. Sansone has a bachelor’s degree in finance from John Carroll University and a master’s degree in business administration from the Illinois Institute of Technology.

PROFESSIONAL HIGHLIGHTS

Executive Vice President and Chief Financial Officer at Vulcan Materials Company (“Vulcan”), an S&P 500 company and the largest U.S. producer of aggregate-based construction materials, including asphalt, from 2005 until his retirement in 2014. Other roles at Vulcan included President, southern and gulf coast division; President, Gulf Coast Materials; EVP, Strategy; Treasurer; and Corporate Controller. Before joining Vulcan, Mr. Sansone held positions domestically and internationally at Monroe Auto Equipment (now Tenneco Inc.), FMC Corporation (1978-1986), and Kraft Inc. (1976-1978).

INGEVITY | 2023 Proxy Statement	19

Back to Contents

WILLIAM J. SLOCUM
	BOARD COMMITTEES	OTHER PUBLIC COMPANY DIRECTORSHIPS
	■ Audit ■ Sustainability & Safety	■ Strategic Education, Inc. (since 2021)
Age: 45 Director since: 2022

SKILLS AND EXPERIENCE

Mr. Slocum has been a partner at Inclusive Capital Partners since its founding in 2020. He has experience developing and executing growth strategies for public and private companies solving environmental and social challenges. Mr. Slocum is an “audit committee financial expert” under SEC rules based on his education, experience and background. He also brings expertise in the area of sustainability.

ADDITIONAL INFORMATION

Mr. Slocum earned a Bachelor of Arts degree in Economics from Williams College, where he graduated magna cum laude and was inducted into Phi Beta Kappa. He earned his Master of Business Administration degree, with distinction, from Harvard Business School.

PROFESSIONAL HIGHLIGHTS

Partner, Inclusive Capital Partners since 2020.

Portfolio manager at Golden Gate Capital, where he led public-equity investments for the Golden Gate Capital Opportunity Fund and the Emerald gate Equities Portfolio (2011-2020).

Board of Managers and Compensation Committee Williston Financial Group (2017-2020).

BENJAMIN G. (SHON) WRIGHT
BOARD COMMITTEES
■ Audit ■ Sustainability & Safety
Age: 48 Director since: 2022

SKILLS AND EXPERIENCE

Mr. Wright is an executive with extensive international manufacturing experience with industrial and chemical companies. As President of Cummins Engine Components, he is responsible for approximately 7,000 employees and 14 manufacturing locations.

ADDITIONAL INFORMATION

Mr. Wright has served on non-profit and private company boards, including as a member of the Board of Trustees at The Children’s Museum of Indianapolis (from 2019-2021). He holds a Bachelor of Science degree in chemical engineering from the University of South Carolina, and a Master of Business Administration degree from Harvard Business School.

PROFESSIONAL HIGHLIGHTS

Vice President, Cummins Incorporated & President, Cummins Engine Components; various positions of increasing responsibility over a 19-year career at Cummins.

Chemical Engineer, British Petroleum (1997-2002)

INGEVITY | 2023 Proxy Statement	20

Back to Contents

Summary of the Director Nominees’ Skills and Experience

The Company’s Board consists of a diverse group of respected leaders who possess the requisite skills, experience and character to effectively oversee Ingevity’s evolving needs and strategy. The following chart summarizes the core competencies that the Board considers valuable for effective governance and oversight and illustrates how the current Board members individually and collectively represent these key competencies.

Skill/Experience	Blackwell	Fernandez- Moreno	Fortson	Gulyas	Hoechner	Lynch	Narwold	Sansone	Slocum	Wright
Industry or Market Experience
C-Suite Experience
Other Public Company Board Experience
International Manufacturing Experience (P&L)
Executive Compensation/Human Capital Management
SEC Financial Expert*
Enhances Diversity
Substantial M&A/Joint Venture Experience
Compliance/Legal Experience
Environmental, Safety & Sustainability Experience
Cybersecurity Experience
Risk Management
*

While each of Ms. Blackwell, Mr. Fortson, and Mr. Hoechner meet the qualifications of an audit committee financial expert under the SEC rules, none of them serve on the Audit Committee or are formally designated as an audit committee financial expert for the Company.

In addition, many of our directors have experience as members of non-profit, academic and philanthropic institutions, which adds additional perspective to their roles at Ingevity.

INGEVITY | 2023 Proxy Statement	21

Back to Contents

Board and Corporate Governance Matters

Role of the Board of Directors

The Board is responsible for overseeing and providing guidance on the Company’s strategy, business and performance, and protecting stockholder interests and value. In addition, the Board is responsible for appointing, overseeing and evaluating the executive officers who manage the Company’s day-to-day operations. The Board oversees management’s activities to ensure that the Company’s assets are properly safeguarded; that the Company maintains appropriate financial and other internal controls; and that the Company complies with responsible corporate governance practices, and applicable laws, regulations and ethical standards. One of the Board’s most important functions is oversight of risk management, including cybersecurity. This is discussed further below under the section titled “Board’s role in risk oversight.”

The Board actively oversees the development and execution of our strategies, including those related to business, operations and finance, as well as strategies focused on legal and regulatory matters, corporate responsibility and sustainability, stockholder engagement, innovation and protection of intellectual property, cybersecurity, talent development and executive succession.

In carrying out its responsibilities, the Board has created and delegated responsibilities to five committees:

■

The Audit Committee;

■

The Leadership Development and Compensation Committee (the “LD&C Committee”);

■

The Nominating and Governance Committee;

■

The Sustainability and Safety Committee; and

■

The Executive Committee.

Each committee’s responsibilities are described under “Committees of our Board of Directors.”

Corporate Governance Guidelines

The Board is committed to sound corporate governance policies and practices that are designed to enable Ingevity to operate responsibly and with integrity, to compete effectively, to sustain its business and to build long-term stockholder value. Our Board-approved Corporate Governance Guidelines (the “Guidelines”) are available on our website at https://ir.ingevity.com/corporate-governance/corporate-governance-documents.

The Guidelines form a transparent framework for the effective governance of Ingevity, addressing matters such as the respective roles and responsibilities of the Board and management, the Board’s leadership structure, director independence and Board and committee membership criteria. The Guidelines are reviewed at least annually by the Nominating & Governance Committee in light of changing regulations, evolving best practices and other governance developments.

INGEVITY | 2023 Proxy Statement	22

Back to Contents

Board Leadership Structure

Our Board regularly reviews its leadership structure, how the structure is functioning, and whether the structure continues to be in the best interest of our stockholders. The Company’s current Board leadership structure consists of the following:

INDEPENDENT CHAIR	JEAN S. BLACKWELL

Main Responsibilities:

■

Presides over Board and stockholder meetings

■

Provides advice and counsel to CEO

■

Acts as liaison between independent directors and CEO

■

Provides input to the LD&C and Nominating & Governance Committees regarding the annual CEO performance evaluation, Board evaluation, and succession planning

■

Chairs the Executive Committee

PRESIDENT & CEO	JOHN C. FORTSON
Main Responsibilities: ■ Manages Ingevity’s day-to-day business and operations ■ Manages and develops Ingevity’s executive leadership team ■ Ensures proper execution of Ingevity’s corporate strategy

Our Guidelines do not contain a firm policy regarding separation of the offices of CEO and Chair. Instead, the Guidelines give the Board flexibility to make the determination that is in the best interests of the stockholders based on applicable circumstances at the time of the decision. Except in connection with a leadership transition in 2020, the Company has always separated the roles of Chair and CEO. The Board believes that separating the positions of CEO and Chair allows for clear delineation of the role of the Chair and minimizes duplication of effort between the CEO and the Chair. The separation of roles also allows the CEO to focus on executing Ingevity’s strategic plan and managing its operations and performance, and facilitates effective oversight by the Chair and improved communications and relations between the Board, the CEO, and other senior leaders of the Company.

The Guidelines provide that if the Chair is not independent, the Board must appoint a Lead Independent Director. During the leadership transition in 2020, Mr. Lynch served as the Lead Independent Director.

Ms. Blackwell has served as Independent Chair of the Board since February 2021. Our Board Chair is elected to serve a two-year term, unless otherwise determined by the Board. Upon the recommendation of the Nominating & Governance Committee and following its own review, the Board elected Ms. Blackwell in February 2023 to continue her service as Board Chair for another two-year term. Because Ms. Blackwell is an independent director, the Board has not deemed it necessary to appoint a lead independent director.

Committees of our Board of Directors

Our Board has established five standing committees to help the Board fulfill its responsibilities. Committee members are elected annually by the Board based on the recommendations of the Nominating & Governance Committee. Each committee operates under a charter, all of which are available at https://ir.ingevity.com/corporate-governance/corporate-governance-documents.

In July 2022, on the recommendation of the Nominating & Governance Committee, the Board established the Sustainability and Safety Committee. The creation of this committee acknowledges that sustainability is core to Ingevity’s mission, underscores the importance of sustainability and safety to Ingevity, and enables more focused oversight of these important topics. At the same time, the Nominating & Governance Committee and the Board evaluated and made adjustments to other committee memberships and leadership roles.

The Board has determined that each member of its standing committees is independent under the relevant SEC and New York Stock Exchange (“NYSE”) standards, including the heightened independence standards required for members of audit and compensation committees. For more information on independence standards, see “Director independence.”

INGEVITY | 2023 Proxy Statement	23

Back to Contents

AUDIT COMMITTEE		2022 Meetings: 7 Average attendance in 2022: 92%
CHAIR	MEMBERS	PRIMARY RESPONSIBILITIES:
Daniel F. Sansone*	Frederick J. Lynch* Karen G. Narwold William J. Slocum* Benjamin G. (Shon) Wright * Audit Committee Financial Expert
1.

Assist the Board with overseeing the integrity of the Company’s financial statements;

2.

Review management’s assessments and reports relating to the effectiveness of the Company’s internal control over financial reporting;

3.

Appoint, oversee, and evaluate the qualifications, performance, and independence of the independent auditor;

4.

Oversee and evaluate the effectiveness of the Company’s internal audit function;

5.

Review the overall adequacy and effectiveness of the Company’s legal, regulatory, and ethics and compliance programs;

6.

Review significant legal, compliance, or regulatory matters; and

7.

Review the Company’s financial risk exposures and mitigating actions.

ADDITIONAL GOVERNANCE MATTERS:

The Board has determined that each member of the Audit Committee is independent in accordance with the heightened independence standards established by the Securities and Exchange Act of 1934 (the “Exchange Act”) and adopted by the NYSE for audit committee members. The Board has also determined that each Audit Committee member is financially literate, as such qualification is interpreted by the Board in its business judgement, and that each of Messrs. Lynch, Sansone and Slocum is an “audit committee financial expert” under SEC rules. No member of our Audit Committee serves on the audit committee of more than three public companies. The Audit Committee’s report for December 31, 2022, appears under “Audit Committee Report.”

Mr. Fernandez-Moreno served on the Audit Committee until July 2022, when he stepped down to join the newly-created Sustainability & Safety Committee.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE		2022 Meetings: 6 Average attendance in 2022: 100%
CHAIR	MEMBERS	PRIMARY RESPONSIBILITIES:
Diane H. Gulyas	Jean S. Blackwell Bruce D. Hoechner Frederick J. Lynch Daniel F. Sansone
1.

Evaluate the CEO’s performance and determine the CEO’s compensation based on such evaluation;

2.

Review and approve the compensation of other executive officers;

3.

Review and recommend to the Board for its approval non-employee director compensation;

4.

Administer the Company’s equity and other compensation plans and programs;

5.

Review and make recommendations to the Board with respect to talent and succession planning, inclusion and diversity policies and programs, and employee engagement initiatives; and

6.

Review incentive compensation arrangements to confirm that incentive pay aligns with Company goals and outcomes and does not encourage inappropriate risk-taking.

ADDITIONAL GOVERNANCE MATTERS:

The Board has determined that each member of the LD&C Committee is (i) an “outside director” under Section 162(m) of the Internal Revenue Code, as amended (the “Code”) and (ii) a “non-employee director” under Section 16b-3(b)(3)(i) promulgated under the Exchange Act.

The LD&C Committee’s report for December 31, 2022, appears under “Leadership Development and Compensation Committee Report.”

Following an evaluation by the Nominating & Governance Committee and the Board of committee leadership refreshment, Ms. Gulyas was appointed Chair of the LD&C Committee effective in July 2022.

INGEVITY | 2023 Proxy Statement	24

Back to Contents

NOMINATING AND GOVERNANCE COMMITTEE		2022 Meetings: 6 Average attendance in 2022: 100%
CHAIR	MEMBERS	PRIMARY RESPONSIBILITIES:
Luis Fernandez-Moreno	Jean S. Blackwell Diane H. Gulyas Bruce D. Hoechner
1.

Identify individuals qualified to become Board members and recommend nominees for election to the Board;

2.

Make recommendations to our Board concerning Board and committee composition and needs;

3.

Maintain a Board succession plan;

4.

Advise our Board on corporate governance matters;

5.

Oversee the annual Board and committee self-evaluation process; and

6.

Review related party transactions.

ADDITIONAL GOVERNANCE MATTERS:
Ms. Narwold served on the Nominating & Governance Committee until July 2022, when she stepped down to serve on the newly-created Sustainability & Safety Committee.

SUSTAINABILITY AND SAFETY COMMITTEE		2022 Meetings: 2 Average attendance in 2022: 100%
CHAIR	MEMBERS	PRIMARY RESPONSIBILITIES:
Karen G. Narwold	Luis Fernandez-Moreno William J. Slocum Benjamin G. (Shon) Wright
1.

Oversee and review Ingevity’s integration of economic, environmental, and social principles into its business strategy and decision making;

2.

Oversee Ingevity’s policies, procedures and performance with respect to environmental and corporate responsibility and sustainability programs;

3.

Review Ingevity’s annual Sustainability Report;

4.

Review and monitor Ingevity’s policies, procedures, and performance relating to matters affecting employee, public, process, and product safety; and

5.

Review and monitor the Company’s policies, procedures, and performance relating to matters affecting community engagement.

EXECUTIVE COMMITTEE		2022 Meetings: 0
CHAIR	MEMBERS	PRIMARY RESPONSIBILITIES AND LIMITATIONS:
Jean S. Blackwell	Luis Fernandez-Moreno Diane H. Gulyas Karen G. Narwold Daniel F. Sansone

The Executive Committee is authorized to exercise certain powers of the Board not otherwise prohibited by law or Ingevity’s Guidelines or governing documents between Board meetings when a meeting of the full Board is impractical or not warranted under the circumstances.

Each of the Audit Committee, LD&C Committee, Nominating & Governance Committee, and Sustainability & Safety Committee is responsible for annually reviewing their charter and performance. The Nominating & Governance Committee further reviews each of the committee charters annually, including the Executive Committee charter.

Director Nominees and Selection

The Board strives to select as director candidates a mix of individuals with experience at policy-making levels in substantive areas that are relevant to the Company’s activities, as well as other characteristics that will contribute to the overall ability of the Board to perform its duties and meet changing conditions.

INGEVITY | 2023 Proxy Statement	25

Back to Contents

The Nominating & Governance Committee is responsible for evaluating and recommending qualified director candidates to the Board for its consideration. In evaluating potential director nominees, the Nominating & Governance Committee considers the following, among other things:

■

independence and other related requirements for service on committees;

■

the number of public company boards on which the nominee serves;

■

conflicts of interest and other legal and ethical issues that would interfere with the proper performance of the responsibilities of a director (recognizing that some directors may also be executive officers of the Company);

■

the nominee’s commitment to discharging the duties of a director in accordance with the Guidelines and applicable law and to serving on the Board for an extended period of time;

■

the nominee’s available time and energy to carry out his or her duties effectively;

■

experience that would enable the nominee to meaningfully participate in deliberations of the Board and committees and to otherwise fulfill his or her duties; and

■

whether the nominee will enhance the diversity of the Board based on his or her educational and professional background, experience, racial and ethnic makeup, gender, viewpoints or perspectives.

In addition, the Nominating & Governance Committee also considers character, financial literacy, and relevant skills in light of the Board’s needs.

The Nominating & Governance Committee considers recommendations for director candidates from Board members, stockholders, and other third parties, such as search firms that are engaged to identify candidates. The Nominating & Governance Committee evaluates candidates recommended by stockholders using the same criteria it uses for all other candidates. Any stockholder wishing to recommend a director candidate should provide the Nominating & Governance Committee with the information required by the Company’s Bylaws to be provided with respect to director nominees submitted by stockholders. For more information, see “Questions and Answers Regarding Stockholder Communications, Stockholder Proposals, and Company Documents.”

During 2022, the Board appointed two new directors (William J. Slocum and Benjamin G. (Shon) Wright) and during 2023, the Board appointed one new director (Bruce D. Hoechner). Mr. Wright and Mr. Hoechner were recommended by third-party search firms. Mr. Slocum was personally known to senior management of the Company through Inclusive Capital Partners’ investment in Ingevity.

Director independence

Our Guidelines and the NYSE require that a majority of our directors be independent under the applicable rules and regulations of the SEC and the general listing standards of the NYSE. Our Board, with the assistance of the Nominating & Governance Committee, annually (or more frequently if circumstances require) assesses the independence of each director.

In conducting its independence assessment, the Board reviews all relevant facts and circumstances, including each director’s affiliations and relationships, potential conflicts of interest, and all specific criteria included in the NYSE’s general listing standards. An independent director is a director who our Board affirmatively determines has no material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) other than in connection with his or her role as a director.

In February 2023, the Nominating & Governance Committee and Board conducted their review of each director’s affiliations that are relevant to independence. These affiliations were provided by the directors in their responses to annual questionnaires distributed by the Company in December 2022. Once the Company received the list of affiliations, it conducted additional diligence on each relationship and ran searches against the Company’s books and records to determine whether any financial transactions existed with the affiliates. Results of the diligence and searches were reported to the Nominating & Governance Committee and the Board.

After reviewing the affiliations and report described above, upon the recommendation of the Nominating & Governance Committee, the Board affirmatively determined that all directors other than Mr. Fortson (Ingevity’s President and CEO) are independent, in accordance with applicable rules and regulations of the SEC and the general listing standards of the NYSE.

INGEVITY | 2023 Proxy Statement	26

Back to Contents

Evaluating Board performance and effectiveness

The Nominating & Governance Committee assists the Board in annually assessing the effectiveness of the Board and its committees in carrying out their respective roles, as described below.

Format	Topics	Presentation of Findings	Feedback Incorporated

The Nominating & Governance Committee determines the format of the evaluations, which may include interviews conducted by the Nominating & Governance Committee Chair, interviews conducted by an independent third party, or written surveys. The Nominating & Governance Committee annually considers the effectiveness of the evaluation process.

Evaluation topics generally include, among other matters:

■

Board composition and structure;

■

Board culture;

■

Information flow and processes;

■

Board oversight of risk management and strategic planning;

■

Compliance and ethics program effectiveness;

■

Succession planning; and

■

Access to management.

The Nominating & Governance Committee evaluates the findings and then presents to the Board and each committee chair the results of the evaluations. The Board and committees discuss the results to identify opportunities to enhance effectiveness.

The Board and/or committees implement enhancements and other modifications to their respective policies and procedures as appropriate.

Examples of actions the Board has taken in recent years in response to the annual evaluation process include:

■

establishment of the Sustainability & Safety Committee;

■

assigning oversight of matters relating to the attraction, development, and retention of the Company’s leadership to the LD&C Committee;

■

rotating the Chair of the LD&C Committee;

■

running certain committee meetings concurrently to maximize Board time at regular meetings; and

■

modifying committee meeting content and length to reflect input from committee members.

Board meetings and executive sessions

Our Board meets on a regularly scheduled basis during the year to review significant developments affecting Ingevity and to act on matters requiring Board approval. The Board may hold special meetings between scheduled Board meetings when appropriate.

The Board met eight times during 2022. Each director attended at least 75% of the aggregate of (i) the number of meetings of the Board held during the period he or she was a director and (ii) the number of meetings of all committees of the Board held during the period he or she served on such committees. All directors then on the Board attended the 2022 Annual Meeting of Stockholders.

Our Guidelines require that the non-management members of our Board meet in executive session without management present at each regularly scheduled Board meeting. Likewise, our committees generally meet in executive session without management present at each regularly scheduled committee meeting.

INGEVITY | 2023 Proxy Statement	27

Back to Contents

Board’s role in risk oversight

The Board, acting as a full Board and through its committees, oversees risk management on behalf of the Company. Our Board believes it has in place effective processes to identify and oversee the material risks facing the Company.

Ingevity’s enterprise risk management processes help management and the Board identify, prioritize and manage risks that have the potential to present the most significant obstacles to achieving the Company’s business objectives or that otherwise present significant risk to the Company. These risk management processes are regularly refreshed, including priorities and planned remediations. Management reports regularly to the Board on this process.

Set forth below are key areas of risk overseen by the Board, directly or through its committees.

Legal, compliance, and regulatory risks

Our Board, both directly and through the Audit Committee, receives regular updates on various legal, compliance and regulatory matters, such as developments in litigation, compliance risks and our compliance programs. In addition, regular updates provided to the Audit Committee by our General Counsel, Chief Compliance Officer, and internal audit function provide insight into our risk assessment and risk management policies and processes.

Financial and accounting risks

The Audit Committee oversees the management of financial, accounting, internal controls, and liquidity risks. This oversight includes interaction at Audit Committee meetings with the Chief Financial Officer; management from our financial, accounting, internal audit, and treasury functions; and representatives from our independent registered public accounting firm. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor, control and remediate such exposure.

Governance risks

The Nominating & Governance Committee oversees risks related to Board organization, Board membership (including director refreshment and succession), Board structure and other corporate governance matters.

Executive compensation program risks

The LD&C Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs and with respect to succession planning for management. For more information, see “Compensation Discussion and Analysis.”

Sustainability & ESG risks

The Sustainability & Safety Committee reviews and monitors our corporate responsibility and sustainability programs, including ESG matters and oversight of people, product and process safety risk. In addition to reporting to the Sustainability & Safety Committee, management’s practice is to periodically review corporate responsibility and sustainability matters, including ESG programs and policies, in joint session with the full Board. As shown below, although the Sustainability & Safety Committee has primary responsibility for these matters, other committees, and occasionally the full Board, oversee specific sustainability-related matters.

INGEVITY | 2023 Proxy Statement	28

Back to Contents

Sustainability Report/ Other Area for Review	Item Description	Committee
		BoD	S&S	N&G	Audit	LD&C
Commitment to Sustainability	Sustainability Rating Agencies, Reporting and Sustainability Groups
Sustainability Materiality Refresh
Goal Setting and Tracking Progress
Manufacture Responsibly	Responsible Care Policy/Program
Prioritize People	Employee Experience
Safety
Personal/Employee Safety
Process Safety
Public Safety/ Environmental Sustainability
Emergency Response and Crisis Communication Plans
Culture of Inclusion/Diversity, Equity & Inclusion
Talent Attraction
Compensation and Talent Management
Employee Development
Health and Wellness
Supporting our Communities/Community Engagement
Ingevicares/Philanthropic Giving
PAC/Political Giving/Political Advocacy
Pursue Excellence	Commitment to Integrity and Ethical Behavior
Compliance & Ethics – Program Effectiveness, Complaints, Investigations, Financial Related Concerns, Compliance Program
Code of Conduct
Supplier Principles of Conduct, Diversity and Sustainability
Cybersecurity
Intellectual Property
Financial Performance
Governance
Embrace Innovation	Business and Segment Innovation
Other	Emerging Issues, regulations in Sustainability and Safety
Alignment of sustainability and safety programs to company strategy
Enterprise Risk Management

INGEVITY | 2023 Proxy Statement	29

Back to Contents

Cybersecurity risks

The Board oversees our cybersecurity program and management of the associated risks. The Board receives updates at least annually from management, including our Chief Information Officer, on cybersecurity matters and our risk management program. The Board also receives updates periodically from third-party cybersecurity experts on the risk landscape generally.

Board oversight of ESG matters

Under its charter, the Sustainability & Safety Committee has responsibility for overseeing and reviewing the Company’s integration of economic, environmental and social principles into its business strategy and decision making; reviewing and monitoring Ingevity’s policies, procedures and performance with respect to environmental, corporate responsibility and sustainability programs, matters affecting employee, public, process and product safety and matters affecting community engagement; reviewing the Company’s annual Sustainability Report; and making recommendations to the Board regarding the foregoing matters as the Sustainability & Safety Committee deems appropriate. In addition to the reviews completed by the Sustainability & Safety Committee, Ingevity’s management also presents on ESG matters to the full Board at least once annually.

Our latest Sustainability Report and other information regarding our ESG initiatives and progress are available on our website at https://www.ingevity.com/about/sustainability.

Management development and succession planning

One of our Board’s most critical functions is executive succession planning, which is reviewed at least once annually and more often as needed. The LD&C Committee, which has the primary responsibility for overseeing the development of succession plans for all of our executive officers, regularly discusses succession in collaboration with our CEO and CHRO, and reports on the discussions to the Board.

Board oversight of DEI and human capital matters

Under its charter, the LD&C Committee is responsible for overseeing and reviewing Ingevity’s inclusion and diversity policies and programs and human capital matters, including employee engagement initiatives. The LD&C Committee receives periodic updates from management on, and discusses, the Company’s DEI vision and development strategy.

Additional information regarding DEI and human capital matters are available on our website at https://www.ingevity.com/diversity-equity-inclusion.

Director education program

Each director receives educational information about the Company and expectations of their role as part of an orientation upon joining the Board. Once on the Board, directors participate in an ongoing education program that incorporates site visits; management presentations; presentations by the Company’s independent auditors, investment banks and internal and external legal counsel; third-party expert speakers on various topics; and the distribution of analyst reports and pertinent articles on the Company’s business and industry. The Nominating & Governance Committee annually reviews the Board education program and recommends changes that it deems appropriate.

Retirement age, term limits and significant change in job responsibilities

In 2022, the Board revised our Guidelines to require directors to submit a letter of resignation in the year in which they turn 72 in the interest of facilitating Board refreshment. The Board will determine on a case-by-case basis whether to accept such a resignation. None of our current directors has attained or will attain the age of 72 in 2023.

The Board has not established a policy enforcing a term limit because it believes that, on balance, such a policy would sacrifice the contribution of directors who have been able to develop, over a period of time, extensive insight into the Company and its operations. The Board annually evaluates each director’s contributions during the Board and committee evaluation process.

INGEVITY | 2023 Proxy Statement	30

Back to Contents

Our Guidelines require any director who has a significant change in his or her full-time job responsibilities to submit a resignation. The Board then considers whether to accept any such resignation taking into account all relevant factors. In 2022, Ms. Narwold and Mr. Wright submitted resignations as required by this policy. Ms. Narwold’s resignation stemmed from her announced retirement from Albemarle. The Board decided not to accept Ms. Narwold’s resignation for reasons including her significant contributions to the Board to date, her industry and legal expertise and her willingness to continue to serve as a director. Mr. Wright’s resignation stemmed from a promotion he received at Cummins that increased the scope of his duties significantly. The Board decided not to accept Mr. Wright’s resignation for reasons including Mr. Wright’s deep industry knowledge, significant management and operational experience and his willingness to continue to serve as a director.

Overboarding policy

The Guidelines provide that independent directors generally may not serve on more than five public company boards (including Ingevity’s Board). However, a director who is actively employed as a CEO of a public company may not serve on more than three public company boards (including Ingevity’s Board), and a director who serves as an officer (other than CEO) at another public company may not serve on more than four public company boards (including Ingevity’s Board).

Stockholder outreach and engagement

We value and are committed to regular, meaningful engagement with our stockholders and other stakeholders, including customers, suppliers, employees and our communities. In 2022, we hosted 50 calls with stockholders and potential stockholders and discussed a variety of topics, including capital allocation, strategy, sustainability and financial results. Senior leadership participated in roughly half of the calls.

In 2022, we also attended 12 conferences/roadshows hosted by analysts resulting in 85 meetings with stockholders or potential stockholders.

INGEVITY | 2023 Proxy Statement	31

Back to Contents

How to contact the Board

Interested parties, including stockholders, may communicate with all or selected members of the Board as follows:

Via Email: corporatesecretary@ingevity.com	Via Mail: C/O Corporate Secretary Ingevity Corporation 4920 O’Hear Ave, Suite 400 N. Charleston, SC 29405

Correspondence should be addressed to the Board or any individual director(s) or group or committee of directors either by name or title (for example, “Chair of the Board,” “Chair of the Nominating & Governance Committee,” or “All Independent Directors”). All such correspondence will be forwarded as directed, except that we reserve the right not to forward any soliciting or advertising materials or any abusive, threatening, or otherwise inappropriate materials.

Code of Conduct

In 2022, the Board amended and restated Ingevity’s codes of conduct and ethics, combining its previous three separate codes into one, consolidated code. The new combined code is referred to as the “Code of Conduct.” The Code of Conduct results from actions taken by management in 2022 to strengthen and reinforce Ingevity’s ethics and compliance program and culture. It applies to all Ingevity-controlled entities and their respective employees, officers and directors, including the Board. The revised Code of Conduct emphasizes our commitment to doing things the right way to ensure our employees and others understand our “IngeviWay” value for integrity and ethical behavior. The revised Code of Conduct also contains new and expanded information to enable better decision making on topics such as employee and leader responsibilities, data privacy and protection, DEI and third-party interactions.

The Code of Conduct focuses the Board, management and our employees on areas of ethical risk, provides guidance and examples to help personnel recognize and deal with ethical issues, prominently features mechanisms to report unethical conduct, and helps to foster a culture of honesty and accountability. The Code of Conduct is available on our website at http://ir.ingevity.com/governance/codes-of-conduct. All employees, including executives, and all non-employee directors are required annually to review the Code of Conduct and to participate in Code of Conduct training.

Any waiver for directors or executive officers from the provisions of the Code of Conduct must be made by the Nominating & Governance Committee or by the Board at the recommendation of the Audit Committee or the Nominating & Governance Committee. Any such waiver will be disclosed within four business days of the waiver (or an implicit waiver) on our website at http://ir.ingevity.com/governance/codes-of-conduct, and will remain posted for a period of at least 12 months. Any amendment to the Code of Conduct (other than technical, administrative, or other non-substantive amendments) for which disclosure is required pursuant to Item 5.05 of Form 8-K under the Exchange Act will also be disclosed on that page of our website.

We have provided employees with a number of avenues to report ethics and compliance violations or similar concerns, including an anonymous telephone hotline, with options specific to the countries in which we operate to allow for reporting in local languages.

Governance materials on our website

We maintain several governance documents on our website, which are listed below.

Our Code of Conduct is available at: https://ir.ingevity.com/corporate-governance/codes-of-conduct

The following materials are available at https://ir.ingevity.com/corporate-governance/corporate-governance-documents:

■

Certificate of Incorporation;

■

Bylaws;

■

Governance Guidelines;

■

Committee charters;

■

Anti-Hedging Policy; and

■

Stock Ownership Guidelines.

INGEVITY | 2023 Proxy Statement	32

Back to Contents

The following materials are available at: https://www.ingevity.com/about/sustainability/:

■

Sustainability Reports;

■

Ingevity’s alignment with ten of the United Nations’ Sustainable Development Goals;

■

Human Rights Policy;

■

Modern Slavery Act – Transparency Statement 2020;

■

Quality Policy;

■

Responsible Care® Policy; and

■

Supplier Principles of Conduct.

These materials are also available in print at no charge to any stockholder who requests a copy by writing to Corporate Secretary, Ingevity Corporation, 4920 O’Hear Ave, Suite 400, N. Charleston, SC 29405, or by email to: corporatesecretary@ingevity.com.

Related party transactions

The Board evaluates related party transactions consistent with Item 404 of Regulation S-K. Under its charter, the Nominating & Governance Committee is charged with reviewing all potential related party transactions and making recommendations to the Board regarding approval of any such transactions.

The Company solicited information from directors and director nominees regarding potential related party transactions beginning in December 2022. Based on a review of the reported affiliations and results from searches run against the Company’s books and records to determine whether any financial transactions existed with the affiliates, the Nominating & Governance Committee has advised the Board that it has not identified any related party transactions since the beginning of the fiscal year ended December 31, 2022, and none are currently proposed.

INGEVITY | 2023 Proxy Statement	33

Back to Contents

Director Compensation

Ingevity’s Director compensation approval process

The Board annually reviews and approves non-employee director compensation at the recommendation of the LD&C Committee. This review involves a survey of director compensation at peer companies and other similarly situated companies and a discussion with our independent compensation consultant, Pearl Meyer, regarding director compensation practices.

2022 Non-employee Director compensation

The 2022 non-employee director compensation program consisted of the following:

Standard Compensation
Cash Retainer	$90,000
Restricted Stock Unit Award	$118,000
TOTAL	$208,000
Additional Cash Retainers for Leadership
Board Chair	$100,000
Lead Independent Director*	$25,000
Audit Committee Chair	$20,000
LD&C Committee Chair	$15,000
Nominating & Governance Committee Chair	$12,000
Sustainability & Safety Committee Chair	$12,000
* The Company did not have a Lead Independent Director in 2022.

Cash retainers

Cash retainers are paid to the non-employee directors quarterly in advance. Non-employee directors may elect to receive their annual cash retainer (both standard and leadership retainers) in the form of deferred stock units (“DSUs”) in lieu of cash under the 2016 Omnibus Incentive Plan, as amended, and the Non-Employee Director Deferred Compensation Plan (“Director DCP”). If a director makes such an election, the cash retainer is converted into an amount of DSUs using the closing price of the Company’s Common Stock on the business day that the cash retainer would have otherwise been paid to the director. DSUs representing cash retainers are fully vested upon grant and are settled when the director terminates his or her service with the Board. DSUs in lieu of cash retainers do not confer voting rights but are entitled to dividend-equivalents, which accrue from the grant date and are delivered in cash when the underlying DSUs are settled.

Restricted Stock Unit awards

Each non-employee director receives an annual award grant of Ingevity restricted stock units (“DRSUs”) under the 2016 Omnibus Incentive Plan, as amended, equivalent to approximately $118,000 at the time of grant. The grant date for the DRSUs is the business day after the annual stockholders meeting. The DRSUs vest on the first anniversary of the grant date, and shares of Common Stock underlying DRSUs are delivered to the directors as soon as practicable thereafter. DRSUs do not confer voting rights but are entitled to dividend-equivalents, which accrue from the grant date and are delivered in cash when the underlying DRSUs are settled.

If a director with DRSUs ceases to be a director before the vesting date other than due to death, disability, or termination for cause, the director will vest and settle in a pro rata number of the DRSUs (rounded up to the nearest whole number) unless otherwise approved by the Board. If a director with DRSUs ceases to be a director due to death or disability, all DRSUs will vest. If a director with DRSUs is terminated for cause, all unvested and unsettled DRSUs will be forfeited, together with the associated dividend-equivalents.

INGEVITY | 2023 Proxy Statement	34

Back to Contents

Non-employee directors may elect to receive their annual DRSU award in the form of DSUs. DRSUs converted into DSUs with respect to the annual stock award are subject to the same conditions for vesting and dividend-equivalents as DRSUs. However, DSUs are not settled until the director terminates service from the Board.

Other compensation

Directors are entitled to reimbursement for out-of-pocket expenses incurred in connection with their Board service. Ingevity does not provide perquisite allowances to non-employee directors.

Stock ownership guidelines; prohibition on hedging

Under our stock ownership guidelines, each non-employee director is expected to hold an amount of Common Stock equal to five times the annual base cash retainer. For 2022, the holding amount is $450,000. Non-employee directors have five years from the date they join the Board to meet the requirement.

Common Stock owned by a director or his or her immediate family members residing in the same household, either outright or in family trusts, and Common Stock held in retirement plan accounts are deemed to be owned for purposes of these guidelines, as are vested and unvested DRSUs and DSUs.

A non-employee director in the first five years of service on the Board who has not yet met these guidelines must hold 50% of his or her vested DSUs and DRSUs. A non-employee director who does not meet these guidelines within five years must hold 100% of his or her vested DSUs or DRSUs until the guidelines are met.

As of December 31, 2022, each non-employee director who has served on the Board for at least five years has attained the minimum stock ownership levels, and the remaining directors are on track for compliance.

Our directors are not permitted to engage in hedging activities with respect to our stock. See “Compensation Discussion and Analysis – Other Compensation Policies and Practices – Anti-hedging” for more information about the Company’s anti-hedging policy.

2022 Director compensation table

The following table includes information concerning compensation for service as a director paid to or earned by our directors during the fiscal year ended December 31, 2022 (note that Mr. Fortson’s compensation is set forth in the “Summary Compensation Table” and not included below).

2022 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
Name	Fees Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total Compensation ($)
Jean S. Blackwell	190,000	118,054	—	308,054
Luis Fernandez-Moreno	102,000	118,054	—	220,054
J. Michael Fitzpatrick	67,500	118,054	—	185,554
Diane H. Gulyas	97,500	118,054	—	215,554
Frederick J. Lynch	97,500	118,054	—	215,554
Karen G. Narwold	6,000	208,156	—	214,156
Daniel F. Sansone	110,000	118,054	—	228,054
William J. Slocum	22,500	120,911	—	143,411
Benjamin G. (Shon) Wright	45,000	98,395	—	143,395
(1)

Column includes fees earned or paid in cash, representing the annual retainer and additional leadership retainers. For Mr. Fitzpatrick, represents pro rata fees earned through his retirement from the Board in July 2022. For Ms. Gulyas and Mr. Lynch, represents pro rata fees earned for serving as Chair of the LD&C Committee for six months each (Mr. Lynch from January-June 2022 and Ms. Gulyas from July-December 2022). For Ms. Narwold, represents pro rata fees for serving as Chair of the Sustainability & Safety Committee commencing in July 2022. For Mr. Slocum, represents pro rata fees earned for joining the Board in July 2022 that were paid prior to Mr. Slocum’s timely deferral election. For Mr. Wright, represents pro rata fees earned for joining the Board in July 2022.

INGEVITY | 2023 Proxy Statement	35

Back to Contents

(2)

Amounts shown in this column represent the aggregate grant date fair market value of DRSUs (for all except Ms. Narwold and Mr. Slocum) or DSUs (for Ms. Narwold and Mr. Slocum, who elected DSUs in lieu of DRSUs) granted in 2022 to non-employee directors, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. The LD&C Committee approved the retention by Mr. Fitzpatrick of his full DRSU award for 2022-2023 Board service in acknowledgement of his significant contributions to the Board during his tenure. As of December 31, 2022, each non-employee director (other than Mr. Slocum and Mr. Wright) had an aggregate 1,942 unvested RSUs or DSUs in lieu of DRSUs, as applicable, that will vest on April 28, 2023. As of December 31, 2022, each of Mr. Slocum and Mr. Wright had an aggregate 1,542 unvested RSUs that will vest on July 26, 2023.

(3)

The amount of perquisites and other personal benefits has been excluded for all non-employee directors as the total value of each director’s perquisites and other personal benefits was less than $10,000.

INGEVITY | 2023 Proxy Statement	36

Back to Contents

PROPOSAL 2

NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF INGEVITY’S NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)

OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the following resolution concerning the compensation of our named executive officers (“NEOs”):

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis and the tabular compensation disclosures and related narrative discussion.

In considering this proposal, we encourage you to review the Compensation Discussion and Analysis (“CD&A”) and the tabular compensation disclosures and accompanying narrative discussion that follow. The CD&A describes our executive compensation philosophy, programs, and objectives, while the tabular compensation disclosures and accompanying narrative discussion provide detailed information on the compensation of our NEOs.

We believe our compensation policies and procedures are competitive, focused on pay-for-performance principles, and strongly aligned with the long-term interests of our stockholders. Our executive compensation philosophy is based on the belief that compensation should be set at levels that enable us to attract and retain employees who are committed to achieving high performance and who demonstrate the ability to do so. We strive to provide executive compensation packages that are driven by Ingevity’s overall financial performance, stockholder value, the success of areas of our business directly impacted by each executive’s performance, and the performance of the individual executive. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. To that end, our executive compensation program emphasizes long-term compensation over short-term compensation, with a significant portion weighted toward equity awards. This approach strongly aligns our executives’ compensation with the interests of our stockholders.

Because your vote is advisory, it will not be binding upon the Board. However, the Board and LD&C Committee value stockholders’ opinion as expressed through their votes on this proposal, and will carefully consider the outcome of this proposal in connection with their ongoing evaluation of the Company’s executive compensation program.

Vote required

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve, on an advisory basis, the compensation paid to Ingevity’s NEOs.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

INGEVITY | 2023 Proxy Statement	37

Back to Contents

Compensation Discussion and Analysis

This section outlines the Company’s executive compensation programs and practices for our Named Executive Officers, who are listed below.

Table of Contents

Executive Summary	39
Executive compensation philosophy	39
Company performance in 2022	39
Elements of our compensation program	40
2022 pay mix	41
Say-On-Pay results	41
How We Set Compensation	41
Role of the LD&C committee and the CEO	41
Role of the compensation consultant	42
Role of peer group analysis	42
NEO compensation elements	43
Base salary	43
Short-Term Incentive Plan and 2022 awards	44
Target STIP payouts	44
Performance metrics	44
Performance targets and 2022 STIP payouts	45
Long-Term Incentive Plan and 2022 awards	46
Performance-based Restricted Stock Units	47
PSU metric adjustments	48
LTIP changes for 2023	48
Payout of 2020 PSU award	48
NEO Performance and Compensation Decisions	50
Other compensation and benefits	52
Sign-on and special equity or cash awards in 2022	52
Offer letters	52
Severance arrangements	52
Severance and change of control agreements	52
Equity awards – omnibus plan	53
Retirement Savings Plan	55
Retirement Restoration Plan	55
Nonqualified Deferred Compensation Plan	55
Relocation and other benefits	55
Other compensation policies and practices	56
NEO stock ownership policy	56
Anti-hedging	56
Recoupment policy	56
Equity grant practices	56
Risk analysis	57
Tax and accounting considerations	57

2022 Named Executive Officers

INGEVITY | 2023 Proxy Statement	38

Back to Contents

Executive Summary

Executive compensation philosophy

Ingevity’s executive compensation program reflects the Company’s “pay-for-performance” philosophy. Compensation is directly linked to business plans and individual performance, with short- and long-term incentive programs based on metrics tied to the achievement of key financial objectives and individual performance. We are focused on achieving long-term, sustainable stockholder value.

We designed our executive compensation program to attract, motivate, and retain highly talented executives. In setting compensation, the LD&C Committee considers both our peer group and national survey data (“Comparative Compensation Data”). We also consider other factors, including each executive’s role and level of responsibility, the importance of the executive’s contributions toward meeting the Company’s goals and objectives, individual performance and experience, internal pay equity, and the economic and business environment in which the Company operates.

The Company’s executive compensation program is meant to:

SUPPORT OUR BUSINESS STRATEGY	PAY FOR PERFORMANCE	PAY COMPETITIVELY	ALIGN NEOS’ AND STOCKHOLDERS’ INTERESTS	DISCOURAGE EXCESSIVE RISK-TAKING

Our program aligns with our business strategy, which is focused on long-term earnings and revenue growth and sustained growth in stockholder value, by providing our NEOs with long-term incentives tied to growth and value creation.

A large portion of our executive pay is dependent upon the achievement of corporate and business unit goals and individual performance. We pay higher compensation when goals are exceeded and lower compensation when goals are not met.

We use the market median based on our Comparative Compensation Data as the main reference point for target compensation. Compensation targets for individual executives may differ from the market median based on roles and responsibilities, performance, strategic impact, experience, internal pay equity, special hiring situations, retention concerns, succession planning needs, and other relevant considerations.

We provide a significant portion of our NEOs’ overall compensation opportunity in the form of equity-based compensation, including performance stock units with multi-year performance goals that align with the long-term interests of our stockholders.

Our program includes balanced short- and long-term, cash and equity, and fixed and variable elements to discourage excessive risk-taking.
Company performance in 2022

For information on Ingevity’s performance in 2022, see the “Proxy Summary,” above.

INGEVITY | 2023 Proxy Statement	39

Back to Contents

Elements of our compensation program

The major elements of our executive compensation program are summarized below.

Pay Element	Description	Changes in 2022*
Base Salary

Fixed cash compensation that recognizes level of responsibilities, contributions towards meeting the Company’s goals and objectives, individual performance and experience, internal pay equity, the economic and business environment in which the Company operates, and other relevant considerations.

Median increase for executive officer base salaries in 2022 was 2.2%.
Short-term Incentive Plan (“STIP”)

Performance-based cash compensation that rewards achievement of key annual financial performance targets for the Company (in the case of our corporate leadership--CEO, CFO, GC, CHRO and Chief Growth & Innovation Officer), and a blend of our Company and business segments (in the case of our segment presidents) and personal performance goals.

2022 STIP performance metrics for corporate leadership were Company STIP-Adjusted EBITDA* (50%), Company STIP-Adjusted Revenue* (30%) and Individual Performance (20%).

2022 STIP performance metrics for the business segments were Company STIP-Adjusted EBITDA* (25%), BU STIP-Adjusted EBITDA* (25%), Company STIP-Adjusted Revenue* (15%), BU STIP-Adjusted Revenue* (15%) and Individual Performance (20%).

Long-Term Incentive Plan (“LTIP”)

Equity compensation that promotes achievement of long-term strategic objectives and aligns the executives’ interests with stockholder interests. The 2022 LTIP opportunity is allocated as follows:

■

50% - Performance Stock Units (“PSUs”)

■

25% - Service-Based Restricted Stock Units (“RSUs”)

■

25% - Non-Qualified Stock Options (“Options”)

During 2022, updated retirement vesting terms of 2021 awards to be “age 55 with 20 years of service, or age 65 with 5 years of service” (the “non-grandfathered language”). However, employees are entitled to rely on the prior language of “age 55 with 20 years of service or age 65” (the “grandfathered language”) if they were age 60 as of December 31, 2021, and hired prior to January 1, 2021, or if they were otherwise chosen for such treatment by the LD&C Committee.

2022 PSU performance metrics are Average ROIC* (30%) and Cumulative EPS* (70%).

During 2022, UK employees became eligible for LTIP equity issuances.

* Definitions and reconciliations, if applicable, of the non-GAAP financial measures shown in this column can be found in Appendix A.

Additional elements of NEO compensation are described under “Other Compensation and Benefits.”

INGEVITY | 2023 Proxy Statement	40

Back to Contents

2022 pay mix

The mix of compensation elements awarded in 2022 to our CEO, Mr. Fortson, and the other NEOs is illustrated below. The chart reflects base salary and target STIP and LTIP, and does not include “All Other Compensation” shown in the “Summary Compensation Table” or the one-time, service-based RSU grant for Ms. Cozad.

*

Other NEO chart reflects the average pay mix for the other four NEOs.

Say-On-Pay results

The LD&C Committee values the input received from our stockholders on the Company’s executive compensation practices. As shown below, in the past three years, our stockholders have overwhelmingly approved the compensation of our named executive officers.

Although these votes were non-binding, the LD&C Committee considered the approval rate as an indication that Ingevity stockholders support the Company’s executive compensation philosophy and decisions.

How We Set Compensation

Role of the LD&C committee and the CEO
CEO compensation

The LD&C Committee, on behalf of the Board, is responsible for reviewing and approving the goals and objectives of Ingevity’s CEO, evaluating the CEO’s performance in light of such goals and objectives, and setting the CEO’s compensation based on such evaluation. The LD&C Committee meets with the CEO to discuss his performance and compensation and seeks feedback on the CEO’s performance from senior management, including the officers that report to the CEO. Ultimately, decisions regarding the CEO’s compensation are made by the LD&C Committee, meeting in executive session, without the CEO or any other executive present. In setting compensation for the CEO, the LD&C Committee also takes into account other considerations as the committee deems appropriate, including overall leadership and external survey data compiled from our peer group of companies by Pearl Meyer, the LD&C Committee’s independent compensation consultant (the “Compensation Consultant”), other Comparative Compensation Data, and the advice of the Compensation Consultant.

INGEVITY | 2023 Proxy Statement	41

Back to Contents

Compensation for other executives

The LD&C Committee, on behalf of the Board, is also responsible for reviewing and approving the compensation of senior executives reporting to the CEO, including the other NEOs. In approving compensation for the other NEOs, the LD&C Committee takes into account the assessment of their performance by the CEO and others in their respective organizations, addressing such factors as achievement of individual goals and objectives, contribution to Ingevity’s performance and corporate goals, and other considerations as the committee deems appropriate, including Comparative Compensation Data and the advice of the Compensation Consultant. In making his recommendations to the LD&C Committee, the CEO is also supported by the CHRO.

Role of the compensation consultant

The LD&C Committee has retained the Compensation Consultant as its independent compensation consultant to advise the LD&C Committee about the composition of the compensation peer group, specific compensation levels for the NEOs, and whether the compensation program is appropriately designed to discourage excessive risk, among other compensation related services. The Compensation Consultant also compiles the Comparative Compensation Data. The LD&C Committee has the sole discretion and is directly responsible for the appointment, termination, compensation, and oversight of the work of the Compensation Consultant.

Although the LD&C Committee retained the Compensation Consultant directly, in carrying out assignments, the Compensation Consultant also interacts with management when appropriate. Specifically, the Compensation Consultant interacts with the CHRO, other leaders in the Company’s human resources organization, and other members of management with respect to compensation and benefits data, best practices, peer group developments, and executive compensation trends. In addition, the Compensation Consultant may seek input and feedback from members of management regarding its consulting work product before presenting it to the LD&C Committee to confirm alignment with Ingevity’s business strategy, determine what additional data may be needed, or identify other issues.

The LD&C Committee regularly meets with the Compensation Consultant in executive session independent of management. Further, the LD&C Committee Chair speaks on occasion with the Compensation Consultant on executive compensation matters independently of management.

The Compensation Consultant does not provide any services to Ingevity other than its consulting services to the LD&C Committee related to executive and director compensation. The LD&C Committee determined that, in fiscal 2022, the work performed for the LD&C Committee by the Compensation Consultant did not raise any conflict of interest. In making its determination, the LD&C Committee considered the independence of the Compensation Consultant in light of SEC rules and regulations and NYSE listing standards.

Role of peer group analysis

Consistent with Ingevity’s goal to provide compensation that remains competitive, the LD&C Committee considers, among other things, the executive compensation practices of companies in a peer group selected based on recommendations from the Compensation Consultant. In selecting the peer group for 2022 executive compensation, the LD&C Committee considered such factors as:

i.

revenue size and profit margins;

ii.

industry and business characteristics;

iii.

location and geographic reach, including global operations and/or distribution;

iv.

competition for talent; and

v.

data availability.

The LD&C Committee generally targets compensation commensurate with the market median based on our Comparative Compensation Data. Compensation decisions also take into account other relevant factors, including an executive’s role and responsibilities, performance, the importance of the executive’s contributions towards meeting the Company’s goals and objectives, experience and tenure, internal pay equity, special hiring situations, retention concerns, and other relevant factors.

INGEVITY | 2023 Proxy Statement	42

Back to Contents

The peer group is reviewed periodically for appropriateness and comparability. The LD&C Committee most recently reviewed peer group composition in July 2022 with the Compensation Consultant and discussed the peer group companies’ businesses, revenues, and relative performance. After its discussion, the LD&C Committee approved the following peer group with respect to the 2022 executive compensation program, which is unchanged from 2021, except that we excluded W.R. Grace and Co., Omnova Solutions Inc. and Kraton Corp., each of which was acquired.

Balchem Corp.	Hexcel Corp.
Cabot Corp.	Innospec Inc.
Cabot Microelectronics Corporation	Minerals Technologies Inc.
Ecovyst Inc.	Quaker Chemical Corp.
Ferro Corp.	Sensient Technologies Corp.
GCP Applied Technologies, Inc.	Stephan Co.
H.B. Fuller Co.	Tronox Holdings

NEO compensation elements

When taken as a whole, along with other elements of our executive compensation program, the pay elements described below are intended to provide a level of compensation sufficient to attract and retain an effective management team, while being generally targeted to the market median based on our Comparative Compensation Data. In addition, our compensation program is designed to discourage excessive risk-taking by using several forms of long-term equity instruments, multiple performance metrics, short- and long-term programs, and active LD&C Committee oversight.

Base salary

Base salaries are intended to provide a level of fixed compensation sufficient to attract and retain an effective management team when considered in combination with the long-term and short-term incentive awards and other elements of our executive compensation program. The relative levels of base salary for executive officers are designed to reflect each executive officer’s scope of responsibility, experience and performance, competitive pay levels, market trends, economic factors, and other relevant factors.

The LD&C Committee generally reviews and approves base salaries annually in February, with new salaries effective as of February 1 of the same year. The LD&C Committee may make other salary adjustments periodically in connection with promotions or changes in roles or responsibilities, to reward individual performance, for reasons related to retention, or to ensure market competitiveness. The committee’s review focuses on whether base salaries are equitably aligned within Ingevity and are at sufficiently competitive levels to attract and retain top talent. In addition, consideration is given to Comparative Compensation Data and such other factors as the LD&C Committee considers appropriate. The LD&C Committee also reviews base salary compensation with the Compensation Consultant.

In 2022, the LD&C Committee reviewed and approved the base salaries shown below. With respect to Mr. White, a further adjustment to base salary was made in November 2022 to acknowledge his strong performance and align with the LD&C Committee’s philosophy of aligning base salary with market median.

Before the base salary adjustments shown below, our CEO’s base salary was below the 25th percentile of the companies in our peer group and our other NEOs’ base salaries were at or near the median (+/- 15%) based on our peer group and Comparative Compensation Data, except for Mr. White’s base salary, which was greater than 30% below the 25th percentile. Base pay increases for the NEOs were made to recognize individual performance, experience, roles and responsibilities, and, where applicable, to bring compensation more in line with the Comparative Compensation Data.

INGEVITY | 2023 Proxy Statement	43

Back to Contents

The full-year base salaries for our NEOs in 2022 were as follows:

NEO	2022 Annual Base Salary ($)	2021 Annual Base Salary ($)	% Change
John C. Fortson	940,000	825,000	13.9%
Mary Dean Hall	510,000	500,000	2.0%
Stacy L. Cozad	470,000	460,000	2.2%
S. Edward Woodcock	435,000	425,000	2.4%
Richard A. White(1)	460,000	375,000	22.6%
(1)

Mr. White’s annual base salary was set at $380,000 effective January 1, 2022, in connection with his promotion to Senior Vice President, and his annual base salary was increased to $460,000 effective November 1, 2022.

Short-Term Incentive Plan and 2022 awards

Ingevity’s STIP consists of an annual cash incentive that is designed to reward participants for achieving Ingevity’s annual financial performance targets and personal performance goals.

Target STIP payouts

The incentive award range that each NEO may earn is determined near the beginning of the year and expressed as a percentage of such NEO’s base salary. STIP payouts may never exceed 200% of base salary.

For 2022, the LD&C Committee established the following threshold, target, and maximum STIP incentive opportunities for the NEOs:

NEO	Threshold (as a percentage of base salary)*	Target (as a percentage of base salary)*	Maximum (as a percentage of base salary)*
Mr. Fortson	25.0%	100%	200%
Ms. Hall	17.5%	70%	140%
Ms. Cozad	16.25%	65%	130%
Mr. Woodcock	16.25%	65%	130%
Mr. White	15.0%	60%	120%
*

Linear interpolation is used to determine awards for performance between the threshold, target, and maximum goals.

Performance metrics

In 2022, the LD&C Committee modified the STIP metrics to introduce individual performance as a weighted measure as an incentive for, and measurement of, an individual’s success in meeting company and individual short-term goals. The committee believes this modified plan continues to emphasize profitability and maintains focus on growth while emphasizing individual accountability of the NEOs.

INGEVITY | 2023 Proxy Statement	44

Back to Contents

The LD&C Committee selected the following metrics as the basis for 2022 STIP because the committee believes they are important and effective measures of short-term performance.

NEO	Company-Wide Metrics		Segment Metrics		Individual Performance
	STIP-Adjusted EBITDA*	STIP-Adjusted Revenue*	BU STIP-Adjusted EBITDA*	BU STIP-Adjusted Revenue*
Mr. Fortson	50%	30%	0%	0%	20%
Ms. Hall	50%	30%	0%	0%	20%
Ms. Cozad	50%	30%	0%	0%	20%
Mr. Woodcock (Performance Materials Segment)	25%	15%	25%	15%	20%
Mr. White (Performance Chemicals Segment)	25%	15%	25%	15%	20%
* See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

Individual performance

Performance goals are typically established near the beginning of the year and generally include both leadership objectives and strategic business objectives. Individual NEO performance is evaluated by the LD&C Committee by comparing actual performance to the pre-established individual goals, as well as by considering individual accomplishments and other relevant performance criteria.

A description of each NEO’s performance and compensation decisions with respect to 2022 is set forth below under “NEO Performance and Compensation Decisions.”

Performance targets and 2022 STIP payouts

The 2022 STIP targets and actual performance and payouts are set forth below. At the time the LD&C Committee set the target performance levels, the goals were believed to be challenging, but achievable, and the maximum level of performance was believed to be achievable, but only with exceptional performance. The terms of the STIP permit the LD&C Committee to make certain discretionary adjustments to exclude the effect of certain non-recurring items of gain or loss, or other adjustments reflecting substantial out of the ordinary matters.

Performance Level	Payout Range (% of target award)	Company STIP-Adjusted EBITDA*			Company STIP-Adjusted Revenue*
		Goals(1)	Actual Performance	% of Target Achieved/ Payout	Goals(1)	Actual Performance(1)	% of Target Achieved/ Payout
Threshold**	25%	$385.0	$450.9	144%	$1,385.0	$1,671.3	200%
Target	100%	$435.0			$1,530.0
Maximum	200%	$470.0			$1,639.0

Performance Level	Payout Range (% of target award)	Performance Chemicals BU STIP-Adjusted EBITDA*			Performance Chemicals BU STIP-Adjusted Revenue*
		Goals(1)	Actual Performance(1)	% of Target Achieved/ Payout	Goals(1)	Actual Performance(1)	% of Target Achieved/ Payout
Threshold**	25%	$165.0	$197.7	148%	$865.0	$1,112.3	200%
Target	100%	$190.0			$990.0
Maximum	200%	$205.0			$1,069.0

(1)

Amounts expressed in millions

*

See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

INGEVITY | 2023 Proxy Statement	45

Back to Contents

Performance Level	Payout Range (% of target award)	Performance Materials BU STIP-Adjusted EBITDA*			Performance Materials BU STIP-Adjusted Revenue*
		Goals(1)	Actual Performance	% of Target Achieved/ Payout	Goals(1)	Actual Performance	% of Target Achieved/ Payout
Threshold**	25%	$220.0	$253.2	141%	$520.0	$559.0	163%
Target	100%	$245.0			$540.0
Maximum	200%	$265.0			$570.0

* See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures. ** No payout is earned on a metric if results are below threshold.
(1)

Amounts expressed in millions

The resulting payments for our NEOs based on the 2022 STIP financial results were as follows:

NEO	2022 STIP Target(1)	Company STIP- Adjusted EBITDA Funding(2)	BU STIP- Adjusted EBITDA Funding(2)	Company STIP- Adjusted Revenue Funding(2)	BU STIP- Adjusted Revenue Funding(2)	Total 2022 STIP Payout for Financial Metrics (2),(3)	Individual Performance Funding	Total 2022 STIP Payout, Reflecting Financial and Individual Performance Metrics(3)	Total 2022 STIP Payout(4)
Mr. Fortson	$930,233	144.0%		200.0%		164.0%	164.0%	164.0%	$1,525,580
Ms. Hall	$356,405	144.0%		200.0%		164.0%	164.0%	164.0%	$584,500
Ms. Cozad	$304,948	144.0%		200.0%		164.0%	164.0%	164.0%	$500,110
Mr. Woodcock	$282,198	144.0%	141.0%	200.0%	163.0%	158.0%	158.0%	158.0%	$445,870
Mr. White	$235,767	144.0%	148.0%	200.0%	200.0%	165.0%	165.0%	165.0%	$389,020
(1)

Target represents that target STIP opportunity percentage for each NEO described above multiplied by the amount of salary paid in 2022.

(2)

Percentages reported are equal to the percentage of target achieved for each metric (as shown in the table above). See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measures.

(3)

Total 2022 STIP Payout, Reflecting Financial and Individual Performance Metric presents the total 2022 STIP payout percentage for each NEO after weighting the financial metrics percentage at 80% and the individual performance metric at 20%.

(4)

To obtain “Total 2022 STIP Payout,” multiply “2022 STIP Target” by “Total 2022 STIP Payout, Reflecting Financial and Individual Performance Metrics.” Calculated scores are rounded up to the nearest $1.

Long-Term Incentive Plan and 2022 awards

Ingevity’s LTIP is designed to recognize the performance of our executives who drive the development and execution of our long-term business strategies and goals. These awards are designed to further align executives’ interests with those of Ingevity’s stockholders, reward executives for stockholder value creation, maintain the competitiveness of our total compensation packages, foster executive stock ownership, and promote retention. LTIP awards are granted under the 2016 Omnibus Incentive Plan, as amended (the “Omnibus Plan”) which provides for, among other things, “double trigger” vesting of any LTIP awards that qualify as replacement awards in connection with a change of control, as described under the heading “Severance Arrangements.”

INGEVITY | 2023 Proxy Statement	46

Back to Contents

For 2022, the awards granted annually under the Company’s LTIP were delivered in three forms, as described below.

Type of Award	Percentage of Total LTIP Opportunity	Vesting and Payment Terms
PSUs	50%

PSUs vest upon certification by the LD&C Committee of the achievement of certain pre-determined performance targets over a three year performance period, provided the recipient meets the terms, including continued service. Payouts depend on the level of achievement of the performance targets set by the LD&C Committee for the related three-year performance period. Performance metrics and targets are described below.

Options	25%

Options vest ratably in three annual increments beginning on the first anniversary of the grant date, provided the recipient meets the terms of the award, including continued service. Options have an exercise price equal to the closing price of the Company’s Common Stock on the grant date and have a ten-year term.

RSUs	25%

RSUs granted for the annual LTIP opportunity vest ratably in three annual increments beginning on the first anniversary of the grant date, provided the recipient meets the terms, including continued service. Special sign-on or retention awards may have different vesting terms.

The LD&C Committee believes this allocation provides a good balance of performance-oriented and retention elements, however the LTIP elements will change for 2023 as described under “LTIP Changes for 2023” below.

The target values of individual NEO awards as a percentage of base compensation are set early each year by the LD&C Committee. The number of RSUs and PSUs awarded is based on the closing price of the Company’s Common Stock on the grant date, while the number of Options awarded is based on a Black-Scholes calculation using the closing price of the Company’s Common Stock on the grant date.

Each NEO’s 2022 total LTIP opportunity, and the breakdown of the LTIP components, is shown below.

NEO	Base Salary	LTIP Opportunity	RSUs (25%)	Options (25%)	PSUs at Target* (50%)
Mr. Fortson	$940,000	300%	$705,000	$705,000	$1,410,000
Ms. Hall	$510,000	160%	$204,000	$204,000	$408,000
Ms. Cozad	$470,000	130%	$152,750	$152,750	$305,500
Mr. Woodcock	$425,000	130%	$141,375	$141,375	$282,750
Mr. White	$380,000	100%	$95,000	$95,000	$190,000
* PSUs are shown at target but may pay out from 0-200% based on performance. See “Performance-Based Restricted Stock Units” for more information.

Performance-based Restricted Stock Units

The following performance metrics apply with respect to the PSU awards granted in 2022:

70% - Adjusted three-year cumulative earnings per share (“Cumulative EPS”*); and
30% - Average adjusted return on invested capital (“Average ROIC”*).

For the PSU awards granted in 2020, the LD&C Committee used Period-End ROIC*, measured using the final year in the performance period. After meeting with the Compensation Consultant and exploring peer group data and Comparative Compensation Data, the LD&C Committee determined that Average ROIC* was a more appropriate performance metric and would drive management accountability more effectively throughout the performance period. Average ROIC has been a PSU performance metric since 2021.

The 2022 weighting of Cumulative EPS and Average ROIC represents a change from the 2021 PSU awards, where each element was weighted at 50%. The LD&C Committee changed the weighting mainly to reduce the impact of capital-intensive growth initiatives over the short term and to create an environment that sets a balance between generating returns and taking advantage of opportunities for growth. The LD&C Committee made additional changes to the performance metrics for PSU awards granted in 2023, as described in “LTIP Changes for 2023” below.

*

See Appendix A for definitions and reconciliations, if applicable, of these non-GAAP financial measures to the nearest GAAP measures.

INGEVITY | 2023 Proxy Statement	47

Back to Contents

The LD&C Committee established threshold, target, and maximum performance targets for the three-year performance period from January 1, 2022, through December 31, 2024, with respect to each metric. At the time the performance levels were set, the target level of performance was believed to be challenging, but achievable, and the maximum level was believed to be achievable, but only with exceptional performance. The 2022 PSU awards will vest (or not) after the LD&C Committee certifies Ingevity’s performance at the end of the performance period.

There is no payout for performance under threshold. Payout at threshold is at 25% of PSUs granted, at target is 100% of PSUs granted, and at maximum is 200% of PSUs granted. Linear interpolation is used to determine award payouts between these pre-determined points.

PSU metric adjustments

Under the Omnibus Plan, the LD&C Committee may adjust results for PSU metrics from time to time to exclude the effect of certain non-recurring items of gain or loss or other significant out of the ordinary matters (such as mergers, acquisitions, and dispositions; entry into joint ventures; significant restructurings; or changes in accounting rules or tax codes) if they had not been factored in when performance targets were established. Any such adjustments are made to ensure that executives are neither unduly rewarded nor penalized for successfully implementing Board-approved strategic initiatives, or as a result of external events that were unforeseen or outside of their control.

LTIP changes for 2023

The LD&C Committee regularly reviews the LTIP plan design with management and the Compensation Consultant to ensure it aligns with company strategy and best practices in the marketplace and is well balanced. As part of the most recent review, the LD&C Committee adopted changes to the LTIP plan design related to the type of equity and the performance metrics for PSUs. The changes, as shown below, enhance alignment with stockholder value and continue to deliver a well balanced, market competitive plan design.

Type of equity	2022	2023
PSUs	50%	60%
RSUs	25%	40%
Options	25%	0%

Metric	2022	2023
Cumulative EPS(1)	70%	70%
ROIC(1)	30%	30%
rTSR	0%	+/- 15% modifier%

Payout of 2020 PSU award

The PSU awards granted in 2020 (“2020 PSU Awards”) had adjusted period-end return on invested capital (“Period-End ROIC”(1)) and Cumulative EPS(1) as the performance targets for the related 2020-2022 performance period. The performance targets for these grants were established in the beginning of 2020, reflecting the long-term goals in place at that time.

The LD&C Committee approved payment to the NEOs of the 2020 PSU Awards, based upon the achievement of Period-End ROIC and Cumulative EPS(1) performance goals at or around the target level. As a result, these PSUs were paid at 85% of the target amount. In determining performance results, the committee determined that it would be appropriate to make adjustments for acquisitions and investments made during the 2020-2022 performance period, and certain unanticipated, extraordinary costs during such performance period, such as the impact of the COVID-19 pandemic. Therefore, the committee approved adjustments to actual performance, which resulted in a $0.29 positive adjustment to Cumulative EPS(1) results, and a 1.6 percent positive adjustment to ROIC(1).

(1)	See Appendix A for definitions and reconciliations, if applicable, of these non-GAAP financial measures to the nearest GAAP measures.

INGEVITY | 2023 Proxy Statement	48

Back to Contents

Actual performance, as certified by the LD&C Committee is reflected below:

Metric	Threshold	Target	Maximum	Actual Performance	Payout
Cumulative EPS* 50%	$14.45	$17.01	$18.27	$16.30	85%
Period-End ROIC* 50%	12.0%	15.0%	15.7%	14.9%
*

See Appendix A for more details on the calculation of actual performance on the Cumulative EPS and Period-End ROIC.

The payment calculation for the 2020 PSU Awards that settled in February 2023 is shown below:

NEO	Target PSUs	Percentage Payable	PSUs Payable
Mr. Fortson	10,394	85%	8,835
Ms. Hall(1)	0	0	0
Ms. Cozad(1)	0	0	0
Mr. Woodcock	5,898	85%	5,014
Mr. White	1,732	85%	1,473
(1)

Ms. Hall and Ms. Cozad were not employed by Ingevity at the grant date of the 2020 PSUs.

INGEVITY | 2023 Proxy Statement	49

Back to Contents

NEO performance and compensation decisions

A description of the performance highlights for 2022 of each NEO and related compensation decisions is set forth below.

John C. FORTSON, President, Chief Executive Officer, and Director
Age: 55
■

Despite significant headwinds, including record inflation, delivered robust results

■

Identified, executed and closed the Ozark acquisition

■

Focused on key growth opportunities, including driving sales of soy based alternative fatty acid based products

■

Effectively led the strengthening of Ingevity’s executive leadership team, including the restructuring of the Performance Chemicals leadership and the hiring of Ms. Stunyo as CHRO

■

Drove Ingevity to the top 3% of companies with an EcoVadis Gold sustainability rating

■

Completed strategic investment in Nexeon Limited

Base Salary: Mr. Fortson’s base salary increased 13.9% to $940,000

STIP: Mr. Fortson received a STIP award of $1,525,580, representing a 164% payout against target. Mr. Fortson’s STIP target remained at 100% of base salary for fiscal year 2022

LTIP: Mr. Fortson’s LTIP target remained at 300% of base salary for fiscal year 2022

Mary Dean HALL, Executive Vice President & Chief Financial Officer; Treasurer (February 2022 – April 2022)
Age: 66
■

Led the substantial enhancement of the Company’s strategic plans, including the overhaul of Ingevity’s 7-year financial plan

■

Oversaw the successful implementation of the SAP S/4 migration at the Company’s site in the UK and across Performance Chemicals with minimal business disruption

■

Oversaw the refinancing of the Company’s debt to increase flexibility which allowed for the successful financing of the Ozark acquisition

■

Made key hires and changes to her team structure to support organizational goals

Base Salary: Ms. Hall’s base salary increased 2% to $510,000

STIP: Ms. Hall received a STIP award of $584,500, representing a 164% payout against target. Ms. Hall’s STIP target remained at 70% of base salary for fiscal year 2022

LTIP: Ms. Hall’s LTIP target increased from 150% to 160% of base salary for fiscal year 2022

INGEVITY | 2023 Proxy Statement	50

Back to Contents

Stacy L. COZAD, Executive Vice President, General Counsel and Secretary; Interim CHRO (August 2021 - June 2022)
Age: 52
■

Improved the understanding of Ingevity’s sustainability story for our various stakeholders

■

Implemented crisis management training globally

■

Matured Ingevity’s Government Relations approach

As Interim CHRO:

■

Piloted the introduction of a weighted individual performance measure

■

Developed and launched the Company’s “Ingeviway in Action” program that emphasizes the desired Company culture and how employees should accomplish their goals

■

Established a pilot high potential leadership development program

Base Salary: Ms. Cozad’s base salary increased 2.2% to $470,000

STIP: Ms. Cozad received a STIP award of $500,110, representing a 164% payout against target. Ms. Cozad’s STIP target increased from 60% to 65% of base salary for fiscal year 2022

LTIP: Ms. Cozad’s LTIP target increased from 120% to 130% of base salary for fiscal year 2022. In addition, Ms. Cozad received a special RSU award for the reasons described under “Other Compensation and Benefits” below.

S. Edward WOODCOCK, Executive Vice President & President, Performance Materials
Age: 57
■

Delivered solid financial results

■

Actively supported initiatives to drive regulatory advancements in Europe, Mexico and China

■

Championed continuous improvement projects that led to significant improvement in overall yields at Company plants

■

Executed strategic capital projects

■

Developed growth opportunities, including NeuFuel product line

Base Salary: Mr. Woodcock’s base salary increased 2.4% to $435,000

STIP: Mr. Woodcock received a STIP award of $445,870, representing a 158% payout against target. Mr. Woodcock’s STIP target increased from 60% to 65% of base salary for fiscal year 2022

LTIP: Mr. Woodcock’s LTIP target increased from 125% to 130% of base salary for fiscal year 2022

Richard A. WHITE, Senior Vice President, Performance Chemicals, and President, Industrial Specialties and Pavement Technologies
Age: 60
■

Delivered strong financial results, including record sales in oilfield and pavement with expanded geographic reach and newer technologies

■

Successfully completed acquisition of Ozark Materials and Ozark Logistics

■

Led successful introduction of next generation warm mix products

■

Drove substantial increase in revenues within adhesives

Base Salary: Mr. White’s base salary was set at $380,000 effective January 1, 2022 and was increased to $460,000 effective November 1, 2022 for a total increase of 22.6% over his 2021 base salary

STIP: Mr. White received a STIP award of $389,020, representing a 165% payout against target. Mr. White’s STIP target remained at 60% of base salary for fiscal year 2022

LTIP: Mr. White’s LTIP target remained at 100% of base salary for fiscal year 2022

INGEVITY | 2023 Proxy Statement	51

Back to Contents

Other compensation and benefits

Sign-on and special equity or cash awards in 2022

From time to time, the LD&C Committee may authorize a special equity award under circumstances where the committee deems such an award appropriate and in the best interests of the Company, such as to recognize extraordinary performance or to enhance retention. In addition, sign-on or cash awards are often granted in connection with bringing on a new executive and compensating them for forfeited compensation from their prior place of employment.

Effective on February 28, 2022, Ms. Cozad was granted a special RSU award with a grant date fair value of $150,038. These RSUs will vest in full on February 28, 2025, the three-year anniversary of the grant date. The committee believes the award value and the three-year vesting schedule are appropriate under the circumstances to recognize Ms. Cozad for her leadership as interim Chief Human Resources Officer from August 2021 to June 2022, while concurrently fulfilling her normal job responsibilities as Executive Vice President, General Counsel and Secretary.

The special RSU grant to Ms. Cozad mentioned above is included in the “Summary Compensation Table” and the “Grant of Plan-Based Awards in 2022” table.

Offer letters

The Company has entered into an offer letter with each of the following NEOs regarding employment terms (“Offer Letters”): Mr. Fortson, Ms. Hall, Ms. Cozad, and Mr. White. The Offer Letters generally list the compensation arrangements for the applicable NEO, including the STIP and LTIP details, details regarding sign-on or one-time equity or cash compensation, and details on stock ownership guidelines and other applicable Company policies. Offer Letters for Mses. Hall and Cozad include assistance with relocation benefits.

Severance arrangements
Severance and change of control agreements

The Company has a Severance and Change of Control agreement with each of the NEOs. The purpose of the agreements is to ensure that Ingevity:

(a)

offers benefits that provide an overall compensation package that is competitive with that offered by other companies with which Ingevity competes for talent;

(b)

can retain and rely upon the undivided focus of its senior executives during and following a change of control; and

(c)

diminishes the inevitable distraction our NEOs will experience due to personal uncertainties and risks created by the potential job loss following a change of control.

INGEVITY | 2023 Proxy Statement	52

Back to Contents

The following is a summary of the benefits provided for upon termination under the Severance and Change of Control agreements.

Involuntary Termination by Company other than for Cause and Absent a Change of Control	Involuntary Termination of Employment other than for Cause, or Termination for Good Reason, in Each Case within two years of a Change of Control	Retirement, Death, Disability, or Termination for Cause or Without Good Reason following a Change of Control

■

Base salary through date of termination;

■

Prorated target STIP for the calendar year in which the termination occurs;

■

Accrued unpaid vacation pay;

■

Severance payment of the following:

–

Mr. Fortson: Two times sum of base salary and target STIP;

–

All other NEOs: Sum of base salary and target STIP;

■

Health benefits – cost of health coverage for:

–

Mr. Fortson: Two years;

–

All other NEOs: One year;

■

Outplacement services; and

■

All other benefits in accordance with the terms of the applicable plans.

■

Base salary through date of termination;

■

Prorated target STIP for the calendar year in which the termination occurs;

■

Accrued unpaid vacation pay;

■

Severance payment of the following:

–

Mr. Fortson: Three times sum of base salary and target STIP;

–

All other NEOs: Two times sum of base salary and target STIP;

■

Health benefits – cost of health coverage for:

–

Mr. Fortson: Three years;

–

All other NEOs: Two years;

■

Outplacement services; and

■

All other benefits in accordance with the terms of the applicable plans, provided that, for any PSU award, the applicable performance goals will be deemed achieved at the greater of target or actual performance levels (if actual performance is determinable by the LD&C Committee) with no proration.

No benefits other than outstanding base salary through the date of termination.

The agreements also include one-year post-termination restrictive covenants in the form of non-solicitation of customers and employees and non-competition provisions. All severance payable is further subject to the NEO signing an appropriate release of claims. None of the agreements include any tax gross-ups arising from any excise tax imposed by the Code on excess parachute payments. The benefits to be received are further described under “Potential Payments Upon Certain Termination Events or a Change of Control.”

Equity awards – omnibus plan

The treatment of Ingevity’s equity awards in the event of a change of control is governed by the award agreements and our Omnibus Plan. In particular, in the event of a change of control where the NEO receives a “replacement award,” there will be no accelerated vesting, exercisability, or payment of an outstanding award unless the NEO’s employment is terminated without Cause, other than as a result of death or disability, or the NEO resigns for Good Reason within two years of the change of control event. In such cases, upon the second trigger, NEO holders of such awards will be entitled to accelerated vesting; awards will be exercisable and/or will be settled. If a NEO does not receive a replacement award or if an award is not otherwise assumed by the acquirer, then upon the occurrence of a change of control, all outstanding unvested awards will be fully vested (with the exception of PSUs, which will vest on a pro-rata basis as further described in the table below) and exercisable.

INGEVITY | 2023 Proxy Statement	53

Back to Contents

A summary of the treatment upon certain termination scenarios appears below.

Type of Award	Upon Involuntary Termination by the Company (other than Change of Control, for Cause, or for Poor Performance)	Termination by Executive due to Retirement (Absent Cause or Poor Performance)	Death or Disability	Change of Control with Qualified Termination, Assuming Replacement Awards are Issued	Change of Control, Assuming No Replacement Awards are Issued
Options	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date. However, Mr. Woodcock’s and Ms. Hall’s options will vest in full because they are each retirement-eligible.	Immediately vest in full.
RSUs (3-year ratable vest and 3-year cliff vesting)	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date.			Immediately vest in full.
PSUs	Vest on a pro rata basis beginning on or after the first anniversary of the Award Date, subject to actual performance as certified by the LD&C Committee following the end of the performance period.			Immediately vest in full.	Vest on a pro rata basis, subject to actual performance through the date of the change of control, or based on target performance, if higher than actual performance.

Relevant definitions:

■

Retirement is defined as a termination by the grantee, not for Cause or certain other circumstances, upon the date that the grantee reaches retirement age. Commencing with awards granted in 2021, “Retirement Age” means on or after age 55 (with at least 20 years of service) or age 65 (with at least 5 years of service) for the participants who received non-grandfathered language. However, certain participants received grandfathered language in their 2021 awards whereby Retirement Age is defined as age 65 (or 55 with at least 20 years of service), which is the same definition in effect for awards issued prior to 2021. Both Mr. Woodcock and Ms. Hall have reached Retirement Age.

■

Cause is defined as: (a) the willful or gross neglect by the executive to perform his or her employment duties with the Company (or its affiliates) in any material respect; (b) a plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by the executive; (c) a material breach by the executive of a fiduciary duty owed to the Company (or its affiliates); (d) a material breach by the executive of any nondisclosure, non-solicitation or non-competition obligation owed to the Company (or its affiliates); (e) a clearly established, willful and material violation by the executive of the Company’s Code of Conduct; or (f) a willful and material act by the executive that represents a gross breach of trust that is inconsistent with the executive’s position of authority with the Company and is materially and demonstrably injurious to the Company, including through potential loss of reputation.

■

Good Reason (but only after a change of control during the requisite period) means: (a) a material diminution in the executive’s annual base salary; (b) a material diminution in the executive’s authority, duties, or responsibilities; (c) a material change in the geographic location at which the executive must perform services for the Company; or (d) any other action or inaction that constitutes a material breach by the Company of the award agreement.

■

Poor Performance is defined as the continuing failure by the executive to perform the executive’s duties in any material respect, as determined in the sole discretion of the Company, provided, however, that the executive shall be given notice and an opportunity effectuate a cure as determined by the Company in its sole discretion.

■

Qualified Termination means a termination of employment by the Company without Cause, other than as a result of death or disability, or a termination of employment by the executive for Good Reason.

INGEVITY | 2023 Proxy Statement	54

Back to Contents

Benefits to be received are further described under “Potential Payments Upon Certain Termination Events or a Change of Control.”

Retirement Savings Plan

The Company maintains the Ingevity Corporation Retirement Savings Plan, adopted as of January 1, 2016 (as amended, the “RSP”). The RSP allows participants to make pay contributions on a pre-tax, Roth, and after-tax basis. The RSP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution. Contributions and Company matches are 100% vested immediately, while any automatic non-contributory Company contribution is 100% vested after the first 3 years of employment.

Retirement Restoration Plan

The Company maintains a Retirement Restoration Plan that mirrors benefits provided under the WestRock Pension Plan, a qualified defined benefit plan sponsored and maintained by our former parent company, WestRock Company. The Retirement Restoration Plan is a non-qualified plan that was adopted by the Company to honor historical WestRock obligations under an Employee Matters Agreement between WestRock and the Company as part of the separation. Benefit amounts under the plan were frozen at the time of the separation. No additional employees may become participants under the plan and no current participants are accruing any additional benefits (other than what was in place and frozen at the time of separation). Mr. Woodcock is the only NEO with a benefit under the plan.

Nonqualified Deferred Compensation Plan

The Company maintains the Ingevity Corporation Deferred Compensation Plan, effective January 1, 2016 (the “DCP”). The purpose of the DCP is to attract and retain key employees by enabling participants to defer voluntarily the receipt of certain amounts, including compensation not otherwise eligible for deferral under the RSP, to provide matching contributions on certain deferrals, to restore lost defined contribution benefits due to Code limits, and to provide retirement and other benefits to participants through an individual account program. The DCP allows participants to defer up to 80% of their base compensation and 80% of their STIP. The restoration component of the DCP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution.

Relocation and other benefits

We provide relocation assistance to employees, including our NEOs. There were no relocation benefits provided to an NEO during 2022. We also provide limited other benefits to our executives, including our NEOs, to promote their security and well-being, thereby allowing them to focus on Company business. Other benefits paid to NEOs in 2022 include financial counseling and executive physicals. The value of the benefits is credited to the NEOs as imputed income. Other than with respect to relocation benefits, the Company does not provide any tax gross-ups.

In addition, NEOs participate in each of the benefit plans or arrangements that generally are made available to all U.S.-based salaried employees, including vacation benefits, medical and dental benefits, and life, accidental death and disability insurance.

INGEVITY | 2023 Proxy Statement	55

Back to Contents

Other compensation policies and practices

NEO stock ownership policy

Our stock ownership guidelines align the long-term interests of our NEOs with those of our stockholders and discourage excessive risk-taking. Our guidelines require stock ownership levels as a value of Common Stock equal to a multiple of base salary. NEOs must retain 50% of net shares of Common Stock received under LTIP awards until the following stock ownership levels are met:

Position	Required Base Salary Multiple
CEO	5x
Executive Vice Presidents	3x
Senior Vice Presidents	2x

In determining compliance with these guidelines, stock ownership includes fully-vested Common Stock and unvested RSUs. Unvested PSUs and vested but unexercised stock options are not included. Executives generally have five years from the date of their designation to achieve the targeted level of ownership. If the required level of ownership is not achieved within the first five years, the holding requirement increases from 50% to 100% of net shares of Common Stock received under LTIP awards until the ownership levels are met.

As of December 31, 2022, Messrs. Fortson and Woodcock have met their ownership guidelines, and Mses. Hall and Cozad and Mr. White are on track to achieve their target ownership levels in a timely manner.

Anti-hedging

Ingevity’s insider trading policy prohibits members of our Board, officers, and other employees from trading in options, warrants, puts and calls, or similar instruments involving Company securities or selling Company securities “short.” The policy also prohibits holding Company securities in margin accounts.

Recoupment policy

We maintain a compensation recoupment (or “clawback”) policy covering our NEOs. In the event of a material restatement of the Company’s financial statements filed with the SEC, the Board will review the facts and circumstances that led to the requirement for the restatement. In that review, the Board will consider whether any covered current or former executive received Incentive Compensation (as defined in the policy) that was awarded or paid based in whole or in part on the apparent achievement of financial results that were determined by reference to the originally filed financial information, that would not have been awarded or paid based on the Company’s restated results. The Board will further consider whether any such current or former executive engaged in Misconduct (as defined in the policy) that resulted in or substantially contributed to the need for the material restatement.

If the Board determines that any covered executive engaged in Misconduct and received Incentive Compensation within the three-year period preceding the restatement that would not have been payable if the original financial information had reflected the restated results of operations, the Board has the power to direct that the Company recover all or a portion of the excess Incentive Compensation.

The Board may consider such factors as it shall deem relevant in determining the appropriate recoupment and the means of recovery. The Board may seek recoupment from any of the following sources: future payments of incentive compensation, cancellation of outstanding equity awards, future equity awards, and direct repayment.

On October 26, 2022, the SEC approved final rules regarding clawback policies. We will amend our clawback policy to comply with the new rules as required by the SEC and the NYSE (when it adopts related listing rules).

Equity grant practices

The LD&C Committee has adopted guidelines for the granting of equity-based compensation, including, among other things, a requirement that annual awards be approved by the LD&C Committee at a regularly scheduled first quarter committee meeting, and a prohibition on back-dating of awards.

INGEVITY | 2023 Proxy Statement	56

Back to Contents

Risk analysis

At least annually, the LD&C Committee reviews Ingevity’s executive and non-executive compensation programs to assess whether they encourage or create excessive risk-taking not in the best interest of the Company or its stockholders. The most recent assessment occurred in April 2022.

In conducting this assessment, the LD&C Committee reviewed various components and design features of all of the Company’s executive and non-executive plans and programs as presented by management and the Compensation Consultant and analyzed them in the context of risk mitigation. Management and the Compensation Consultant presented their conclusions to the LD&C Committee, which were that Ingevity’s compensation arrangements are not constructed or administered in a way that is likely to create risks that could materially and adversely affect the Company.

Among the factors considered in the assessment and reviewed by the LD&C Committee were:

■

the balance of the Company’s overall program design, including the mix of cash and equity compensation;

■

the mix of fixed and variable compensation;

■

the balance of short-term and long-term objectives of our incentive compensation;

■

the performance metrics, performance targets, threshold performance requirements, and capped payouts related to our incentive compensation;

■

the Company’s share ownership guidelines, including share ownership levels, retention practices, and prohibitions on hedging and other derivative transactions related to Ingevity stock;

■

the LD&C Committee’s ability to exercise discretion regarding the amount of the annual and long-term incentive awards;

■

the existence of a clawback policy; and

■

internal controls and oversight structures in place at the Company.

Based on its review, the LD&C Committee’s deliberations, and such other matters as the LD&C Committee deemed relevant, the LD&C Committee believes Ingevity’s well-balanced mix of salary and short-term and long-term incentives, as well as the performance metrics that are included in the incentive programs, are appropriate and consistent with the Company’s risk management practices and overall strategies.

Tax and accounting considerations

The LD&C Committee considers tax and accounting considerations in structuring our executive compensation program.

Section 162(m) of the Code generally disallows tax deductions for compensation paid by public companies to certain executive officers for compensation over $1 million in any year. Nonetheless, the LD&C Committee believes that stockholder interests are best served if the LD&C Committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses. Thus, the LD&C Committee reserves the ability to approve compensation that is not deductible for income tax purposes, where the LD&C Committee determines that such compensation is appropriate.

INGEVITY | 2023 Proxy Statement	57

Back to Contents

Leadership Development and Compensation Committee Report

The LD&C Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the LD&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for fiscal 2022.

THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Diane H. Gulyas, Chair
Jean S. Blackwell
Bruce D. Hoechner
Frederick J. Lynch
Daniel F. Sansone

INGEVITY | 2023 Proxy Statement	58

Back to Contents

Compensation Tables and Other Matters

Summary Compensation Table

The table below includes the total compensation of our NEOs for the fiscal year ended December 31, 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Comp.(4) ($)	Change in Pension Value and Nonqualified Deferred Comp. Earnings ($)	All Other Comp.(5) ($)	Total ($)
John C. Fortson President & Chief Executive Officer	2022	930,233		2,115,062	705,003	1,525,580		118,592	5,394,470
	2021	825,000		1,856,297	618,757	1.414,050		108,184	4,822,288
	2020	630,416		1,402,222	234,067	455,454		109,343	2,831,502
Mary Dean Hall EVP, Chief Financial Officer & Treasurer	2022	509,151		612,023	204,015	584,500		46,406	1,956,096
	2021	352,273		1,548,099	85,067	599,900		75,471	2,660,809
Stacy L. Cozad EVP, General Counsel & Secretary	2022	469,151		608,339	152,754	500,110		81,125	1,811,478
	2021	421,667	350,000	914,112	138,007	498,690		123,089	2,445,565
S. Edward Woodcock EVP & President, Performance Materials	2022	434,151		424,254	141,402	445,870		80,959	1,526,636
	2021	425,000		898,585	132,815	250,160		156,413	1,862,973
	2020	420,000		398,469	132,816	315,000	80,973	87,040	1,434,298
Richard A. White SVP Performance Chemicals & President, Industrial Specialties and Pavement Technologies	2022	392,945		285,065	95,021	389,020		72,915	1,234,966
(1)

Amounts reported in this column represent salaries before contributions to the Company’s RSP and DCP.

(2)

2022 values represent the aggregate grant date fair value of the 2022 RSU and PSU awards computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the RSUs and PSUs are set forth in Note 11 to our audited consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023. For RSUs (including special awards), the grant date fair value per share is equal to the closing price of Ingevity’s Common Stock on the NYSE on the grant date. For Ms. Cozad, amounts include an additional special award of RSUs that is more fully described under “Compensation Discussion & Analysis - Other Compensation and Benefits.” For PSUs, the grant date fair value is reported assuming the target level of performance is achieved. If the maximum level of performance was achieved with respect to the PSUs, the grant date fair value would be: Mr. Fortson - $2,820,082; Ms. Hall - $816,031; Ms. Cozad – $611,068; Mr. Woodcock - $565,627; and Mr. White - $380,041.

(3)

2022 values represent the aggregate grant date fair market value of 2022 Options computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023.

(4)

2022 values represent cash payments made to NEOs under the STIP. See “Compensation Discussion and Analysis – Short-Term Incentive Plan and 2022 Awards” for additional information regarding the plan design, 2022 actual performance, and payouts authorized under the STIP.

INGEVITY | 2023 Proxy Statement	59

Back to Contents

(5) Amounts shown in the “All Other Compensation” column for 2022 are derived as follows:
	John C. Fortson ($)	Mary Dean Hall ($)	Stacy L. Cozad ($)	S. Edward Woodcock ($)	Richard A. White ($)
Financial Planning/Counseling(a)	16,280	16,369	16,369	16,369	16,280
RSP Contributions(b)	27,450	14,200	27,450	27,450	27,450
DCP Contributions(c)	70,500	12,750	35,250	34,139	26,564
Life Insurance Premiums	2,149	874	70	995	869
Executive Long-Term Disability(d)	2,213	2,213	1,986	2,005	1,752
TOTAL OTHER COMPENSATION	118,592	46,406	81,125	80,959	72,915

(a)

Company provided financial planning including service fees and travel expenses.

(b)

Annual matching and non-contributory contributions by the Company to the RSP.

(c)

Annual matching and non-contributory contributions by the Company to the DCP.

(d)

Annual long-term disability premium paid by the Company.

INGEVITY | 2023 Proxy Statement	60

Back to Contents

Grants of Plan-Based Awards in 2022

The following table reports plan-based awards granted to the NEOs during fiscal 2022. The material terms of our short- and long-term incentive compensation awards are described in “Compensation Discussion and Analysis — Compensation Design; Pay Elements.”

Name	LD&C Committee Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise Or Base Price of Option Awards(5) ($/Sh)	Grant Date Fair Market Value of Stock and Option Awards(6) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John C. Fortson
STIP			232,558	930,233	1,860,466
PSUs	02/17/2022	02/28/2022				5,167	20,666	41,332				1,410,041
RSUs	02/17/2022	02/28/2022							10,333			705,021
Options	02/17/2022	02/28/2022								25,278	68.23	705,003
Mary Dean Hall
STIP			89,101	356,405	712,811
PSUs	02/17/2022	02/28/2022				1,495	5,980	11,960				408,015
RSUs	02/17/2022	02/28/2022							2,990			204,008
Options	02/17/2022	02/28/2022								7,315	68.23	204,015
Stacy L. Cozad
STIP			76,237	304,948	609,896
PSUs	02/17/2022	02/28/2022				1,120	4,478	8,956				305,534
RSUs	02/17/2022	02/28/2022							2,239			152,767
Options	02/17/2022	02/28/2022								5,477	68.23	152,754
Cozad Special RSUs	02/17/2022	02/28/2022							2,199			150,038
S. Edward Woodcock
STIP			30,904	123,616	247,233
PSUs	02/17/2022	02/28/2022				1,036	4,145	8,290				282,813
RSUs	02/17/2022	02/28/2022							2,073			141,441
Options	02/17/2022	02/28/2022								5,070	68.23	141,402
Richard A. White
STIP			58,942	235,767	471,534
PSUs	02/17/2022	02/28/2022				696	2,785	5,570				190,021
RSUs	02/17/2022	02/28/2022							1,393			95,044
Options	02/17/2022	02/28/2022								3,407	68.23	95,021

INGEVITY | 2023 Proxy Statement	61

Back to Contents

(1)

Columns reflect threshold, target, and maximum amounts potentially payable under the STIP if certain performance criteria are satisfied during the 2022 fiscal year, subject to continued employment with the Company. See “Compensation Discussion and Analysis – Short-Term Incentive Plan and 2022 Awards” for additional detail regarding the performance targets and amounts that were actually earned for 2022 performance.

(2)

Columns reflect threshold, target, and maximum number of shares that may be earned for 2022 PSUs awarded under the LTIP if certain performance goals are satisfied as of December 31, 2024, subject to continued employment with the Company. See “Compensation Discussion and Analysis – Long-Term Incentive Plan and 2022 Awards” regarding the performance targets and amounts that may be earned.

(3)

RSU awards to our executives generally vest ratably in one-third increments over a three-year period from the grant date. Ms. Cozad received a special RSU award that further described in “Compensation Discussion & Analysis - Other Compensation and Benefits.” The Cozad Special RSUs vest in full on February 28, 2025, the third anniversary of the grant date.

(4)

Options vest ratably over three years on the anniversary date of the grant, subject to continued employment with the Company.

(5)

Represents the closing price of the Common Stock of the Company on the grant date of the Option.

(6)

Represents the grant date fair value of equity awards (PSUs, RSUs, and Options) computed in accordance with FASB ASC Topic 718. The value of the PSUs is calculated at target.

INGEVITY | 2023 Proxy Statement	62

Back to Contents

Outstanding Equity Awards at 2022 Fiscal Year End

The table below shows the equity awards that have been awarded by the Company to our NEOs and which remained outstanding as of December 31, 2022. Market and payout values are based on $70.44, the closing price of the Company’s Common Stock on December 31, 2022.

		Option Awards(1)					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights that Have Not Vested ($) (j)
John C. Fortson
	05/27/2016	27,115			27.90	05/27/2026
	02/27/2017	10,357			53.11	02/27/2027
	02/28/2018	8,661			74.91	02/28/2028
	02/28/2019	5,792			115.22	02/28/2029
	02/28/2020	9,833	4,916		45.04	02/28/2030	1,732	122,002	10,394	732,153
	09/01/2020								12,270	864,299
	02/26/2021	6,436	12,780		69.48	02/26/2031	5,937	418,202	17,811	1,254,607
	02/28/2022		25,278		68.23	02/28/2032	10,333	727,857	20,666	1,455,713
Mary Dean Hall
	04/19/2021	840	1,679		73.21	04/19/2031	774	54,521	2,324	163,703
	04/19/2021						8,830	621,985
	02/28/2022		7,315		68.23	02/28/2032	2,990	210,616	5,980	421,231
Stacy L. Cozad
	02/01/2021						4,837	340,718
	02/26/2021	1,436	2,870		69.48	02/26/2031	1,324	93,263	3,973	279,858
	02/28/2022		5,477		68.23	02/28/2032	2,239	157,715	4,478	315,430
	02/28/2022						2,199	154,898
S. Edward Woodcock
	02/27/2017	2,897			53.11	02/27/2027
	02/28/2018	3,235			74.91	02/28/2028
	02/28/2019	2,556			115.22	02/28/2029
	02/28/2020	5,579	2,790		45.04	02/28/2030	983	69,243	5,898	415,455
	02/26/2021						7,197	506,957
	02/26/2021	1,382	2,762		69.48	02/26/2031	1,274	89,741	3,824	269,363
	02/28/2022		5,070		68.23	02/28/2032	2,073	146,022	4,145	291,974

INGEVITY | 2023 Proxy Statement	63

Back to Contents

		Option Awards(1)					Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(3) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights that Have Not Vested ($) (j)
Richard A. White
	02/28/2020		819		45.04	02/28/2030	289	20,356	1,732	122,002
	02/26/2021	456	910		69.48	02/28/2031	420	29,584	1,260	88,754
	07/01/2021						609	42,898
	02/28/2022		3,407		68.23	02/28/2032	1,393	98,123	2,785	196,175
(1)

Options granted since 2019 vest ratably in one-third increments over a three-year period from the grant date. Options granted prior to 2019 vested in full on the third anniversary of the grant date.

(2)

The RSU awards reported in column (g) generally vest ratably in one-third increments over a three-year period tied to the grant date. However, the following RSU awards have alternative vesting schedules: (i) Ms. Hall received a sign-on award of 17,660 RSUs of which 50% vested on April 19, 2022, 25% will vest on April 19, 2023, and 25% will vest on April 19, 2024; (ii) Ms. Cozad received a special RSU award that will vest in full on February 28, 2025; (iii) Mr. Woodcock received a special RSU award that vests in full on February 26, 2024; and (iv) Mr. White received a special RSU award that vests in full on July 1, 2024.

(3)

Column (i) includes PSU awards granted on February 26, 2021, which will vest as determined by the LD&C Committee based on the Company’s attainment of pre-established financial metrics relating to Average ROIC and Cumulative EPS for the performance period beginning January 1, 2021 through December 31, 2023, and PSU awards granted on February 28, 2022, which will vest as determined by the LD&C Committee based on the Company’s attainment of pre-established financial metrics relating to Average ROIC and Cumulative EPS for the performance period beginning January 1, 2022 through December 31, 2024.

The number of PSU shares for the awards granted in 2020 and 2021 shown at target based on interim performance through the end of fiscal 2022. Cumulative EPS and Average ROIC are all non-GAAP financial measures. Please see Appendix A for definitions and reconciliations of these non-GAAP financial measures, as applicable.

INGEVITY | 2023 Proxy Statement	64

Back to Contents

Option Exercises and Stock Vested During Fiscal 2022

This table shows the stock options that were exercised by, and the RSUs that vested for, each of our NEOs during 2022.

Name	Award	Grant Date	Option Awards			Stock Awards
			Exercise or Vest Date, As Applicable	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise(1) ($)	Number of Shares Acquired on Vesting(2) (#)	Value Realized Upon Vesting(3) ($)
John C. Fortson
	RSU	02/28/2019	02/28/2022			658	44,895
	RSU	02/28/2019	02/28/2022			6,510	444,177
	RSU	02/28/2020	02/28/2022			1,732	118,174
	RSU	02/26/2021	02/26/2022			2,969	202,575
Mary Dean Hall
	RSU	04/19/2021	04/19/2022			8,830	567,063
	RSU	04/19/2021	04/19/2022			388	24,917
Stacy L. Cozad
	RSU	02/01/2021	02/01/2022			2,419	160,839
	RSU	02/26/2021	02/26/2022			663	45,236
S. Edward Woodcock
	RSU	02/28/2019	02/28/2022			291	19,855
	RSU	02/28/2020	02/28/2022			983	67,070
	RSU	02/26/2021	02/26/2022			637	43,463
Richard A. White
	RSU	11/01/2019	11/01/2022			1,146	77,894
	RSU	02/28/2020	02/28/2022	1,639	53,972	288	19,650
	RSU	02/26/2021	02/26/2022			210	14,328
(1)

The value realized on exercise of an Option equals the number of shares for which the Option was exercised multiplied by the excess of the closing market price of our Common Stock on the exercise date over the exercise price per share.

(2)

Amounts reflect the number of shares relating to RSUs that vested on the applicable vesting date prior to withholding of any shares to satisfy taxes for each of the NEOs affected.

(3)

Column represents the value of the awards using the closing price of Common Stock on the date of settlement (or vesting, as applicable). For the awards vesting on February 26, 2022 and February 28, 2022, the closing price of Common Stock on February 28, 2022 was used for valuation.

INGEVITY | 2023 Proxy Statement	65

Back to Contents

Pension Benefits Table – 2022

The following table provides information with respect to the Company’s non-qualified defined benefit plan (which we refer to as the “Retirement Restoration Plan”). The Company maintains the Retirement Restoration Plan, a non-qualified plan that mirrors benefits provided under a qualified defined benefit pension plan sponsored and maintained by our former parent, WestRock (the “WestRock Pension Plan”). The Retirement Restoration Plan was adopted by the Company to honor obligations under the Employee Matters Agreement between the Company and WestRock to pay certain assumed historic liabilities transferred as a result of the separation of WestRock and the Company.

Mr. Woodcock is the only NEO who has a benefit under the Retirement Restoration Plan. None of our other NEOs currently accrues a benefit under this plan with respect to service with the Company.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
S. Edward Woodcock	Retirement Restoration Plan	27.83	314,966	—
(1)

The accumulated benefits included in this column were computed through December 31, 2022, using the assumptions stated in Note 14 to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023.

Understanding our Pension Benefits Table

The WestRock Pension Plan (now frozen) provides an unreduced benefit payable at age 65 (or 62, if the employee has 20 years of service). The retirement benefit payable is equal to 1.6% of final average earnings (or pay) times years of benefit service (up to a maximum of 40 years), minus an employee’s primary social security benefit multiplied by 1.25% times years of benefit service (up to a maximum of 40 years of service). The formula is illustrated below:

[1.6% x Years of Benefit x Final Average Pay] Service (up to 40)

Less

[1.25% x Years of Benefit x Primary Social Security Benefit] Service (up to 40)

The Retirement Restoration Plan mirrors benefits provided under the WestRock Pension Plan following the same formula but recognizing compensation in excess of Code limits. Mr. Woodcock, while a participant in this plan, no longer accrues any benefit under this plan. Benefits are payable in annuity form only, and a lump sum is not available. The underlying plan, the WestRock Pension Plan, to which our Retirement Restoration Plan relates, was frozen on December 31, 2015. Accordingly, the values above represent a historic liability accrued under the WestRock Pension Plan with respect to service performed for WestRock, not Ingevity.

Non-Qualified Deferred Compensation at 2022 Fiscal Year End

The Company maintains a non-qualified deferred compensation plan that permits executives to defer up to 80% of their base salary and 100% of their short-term incentive compensation. The plan also operates as an excess benefit plan enabling employees to defer salary, Company matching, and other non-contributing contributions in excess of Code limits that apply to the RSP. The DCP provides for a Company match of up to 6% and an additional 3% automatic non-contributory Company contribution.

There is no guaranteed investment return with respect to any of these funds. The funds mirror those options available to all employees who participate in the Company’s broad-based qualified RSP including two additional funds. The Company adopted the use of a Rabbi Trust, which is funded through the purchase of Company-owned life insurance.

INGEVITY | 2023 Proxy Statement	66

Back to Contents

The table below includes information on each of our NEO’s non-qualified deferred compensation plan accounts for 2022.

	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(3) ($)
John C. Fortson	47,000	70,500	(169,200)		881,069
Mary Dean Hall		12,750	(967)		13,660
Stacy L. Cozad	27,417	32,250	(2,549)		64,136
S. Edward Woodcock	136,368	34,139	(358,325)		1,629,398
Richard A. White	118,943	26,564	(5,005)		187,839
(1)

Amounts for each NEO represents contributions made by such NEO during 2022 and is reported as 2022 compensation under “Salary” in the Summary Compensation Table.

(2)

Amounts represent Company contributions during 2022 that exceeded the qualified plan contribution and compensation limits applicable to matching, nonelective, and transition contributions that would otherwise have been made to the RSP, but for the limits applicable to the RSP. These amounts are reported as “All Other Compensation” in the Summary Compensation Table.

(3)

Represents the balance of each participating NEO’s account under the DCP as of December 31, 2022. For each NEO, the portion of the aggregate balance at 2022 fiscal year end that was reported in the Summary Compensation Table for prior fiscal years is as follows: Mr. Fortson $763,569, Ms. Hall $910, Ms. Cozad $4,469, and Mr. Woodcock $1,458,891.

Potential Payments Upon Certain Termination Events or a Change of Control

Please refer to “Compensation Discussion & Analysis – Other Compensation and Benefits – Severance Arrangements” for a discussion of the benefits payable to our NEOs upon certain termination events and the definition of certain capitalized terms below.

The table below shows the benefits that would be payable to each of our NEOs if he or she had experienced the termination or change of control events indicated below on December 31, 2022. The table below does not include amounts under the RSP or DCP, accrued but unused vacation, disability benefits, or other benefits payable to the Company’s full-time U.S. employees. Actual amounts to be received on a termination event will vary based upon the closing price of the Company’s Common Stock on the date of termination, applicable proration requirements, and performance achievement for certain incentive awards. Further, the amounts below do not give any impact to the payment timing or other requirements under Section 409A of the Code, as amended. Other than as described below, no NEOs would receive any payments in the event they were terminated for “cause” or left voluntarily.

INGEVITY | 2023 Proxy Statement	67

Back to Contents

	Involuntary Termination by Company other than for Cause (or Poor Performance) and Absent a Change of Control ($)	Voluntary Termination by Executive; Termination Due to Retirement (Absent Cause or Poor Performance) ($)	Termination Due to Death or Disability ($)	Change of Control with Qualified Termination (Assuming Replacement Awards Issued)(1) ($)	Change of Control with No Replacement Awards Issued(1) ($)
John C. Fortson
Cash Severance(2)	3,740,466			5,610,699
Target STIP(3)	930,233			930,233
Options(4), (5)	129,256		199,265	199,265	199,265
RSUs(4), (5)	116,167		116,167	1,268,061	1,268,061
PSUs(4), (5)	1,582,986		1,582,986	4,306,772	1,582,986
Health Benefits(6)	48,052			72,078
Outplacement Services(7)	40,000			40,000
TOTAL COMPENSATION	6,587,160		1,898,418	12,427,107	3,050,312
Mary Dean Hall(8)
Cash Severance(2)	860,000			1,720,000
Target STIP(3)	350,000			350,000
Options(4), (5)	4,491	16,166	16,166	16,166	16,166
RSUs(4), (5)	58,504	58,504	58,504	887,121	887,121
PSUs(4), (5)	117,009	117,009	117,009	584,934	207,955
Health Benefits(6)	11,477			22,954
Outplacement Services(7)	40,000			40,000
TOTAL COMPENSATION	1,441,480		191,679	3,621,175	1,111,242
Stacy L. Cozad
Cash Severance(2)	723,000			1,446,000
Target STIP(3)	253,000			253,000
Options(4), (5)	1,684		2,755	2,755	2,755
RSUs(4), (5)	274,675		274,675	433,981	433,981
PSUs(4), (5)	171,024		171,024	279,858	171,024
Health Benefits(6)	21,390			42,779
Outplacement Services(7)	40,000			40,000	40,000
TOTAL COMPENSATION	1,484,773		448,455	2,498,374	647,760
S. Edward Woodcock(8)
Cash Severance(2)	695,490			1,390,981
Target STIP(3)	260,490			260,490
Options(4), (5)	71,662	84,722	84,722	84,722	84,722
RSUs(4), (5)	430,044	430,044	430,044	665,940	665,940
PSUs(4), (5)	556,985	556,985	556,985	684,818	556,985
Health Benefits(6)	2,248			4,496
Outplacement Services(7)	40,000			40,000
TOTAL COMPENSATION	2,056,919	1,071,751	1,071,751	3,131,447	1,307,647

INGEVITY | 2023 Proxy Statement	68

Back to Contents

	Involuntary Termination by Company other than for Cause (or Poor Performance) and Absent a Change of Control ($)	Voluntary Termination by Executive; Termination Due to Retirement (Absent Cause or Poor Performance) ($)	Termination Due to Death or Disability ($)	Change of Control with Qualified Termination (Assuming Replacement Awards Issued)(1) ($)	Change of Control with No Replacement Awards Issued(1) ($)
Richard A. White(9)
Cash Severance(2)	736,000			1,472,000
Target STIP(3)	276,000			276,000
Options(4), (5)	29,206		29,206	29,206	29,206
RSUs(4), (5)	74,140		74,140	190,963	190,963
PSUs(4), (5)	144,539		144,539	406,932	144,539
Health Benefits(6)	22.080			44,160
Outplacement Services(7)	40,000			40,000
TOTAL COMPENSATION	1,321,965		247,885	2,459,260	364,707
(1)

Under the “change of control with qualified termination (assuming replacement awards issued)” column, reflects payout upon a change of control and either a termination by the Company, other than for Cause, or a termination by the executive for Good Reason, in each case within the two-year period following such change of control, under the terms of the Severance and Change of Control agreements and Omnibus Plan. Under the “change of control with no replacement awards issued” column, reflects payout upon a change of control with no replacement awards under the terms of the Omnibus Plan on December 31, 2022.

(2)

With respect to an involuntary termination of employment by the Company, other than for Cause, absent a change of control, the Severance and Change of Control agreements provide for the payment of cash severance in the amount of two times the sum of the executive’s base salary and target STIP for Mr. Fortson, and one times the sum of the executive’s base salary and target STIP for all other NEOs. With respect to an involuntary termination of employment by the Company, other than for Cause, or a Good Reason termination by the executive, in each case within the two-year period following a change of control, the Severance and Change of Control agreements provide for the payment of cash severance in the amount of three times the sum of the executive’s base salary and target STIP for Mr. Fortson, and two times the sum of the executive’s base salary and target STIP for all Other NEOs.

(3)

Represents the value of STIP (assuming target performance levels) payable upon termination under the Severance and Change of Control agreements. Actual payout for 2022 was at 164.0% of target for Mr. Fortson, 164.0% of target for Ms. Hall, 164.0% of target for Ms. Cozad, 158.0% of target for Mr. Woodcock, and 165.0% of target for Mr. White.. Because this table depicts a termination on December 31, 2022, the amounts are not prorated. In the event an NEO departed the Company prior to the last day of the year, the amounts would be prorated.

(4)

The treatment of Options, RSUs, and PSUs on the termination events is set forth under “Compensation Discussion and Analysis – Other Compensation and Benefits – Severance Arrangements – Equity Awards – Omnibus Plan.”

(5)

RSU amounts shown are the sum of the amount of the award vesting multiplied by a stock price of $70.44, which was the closing price of the Company’s Common Stock on December 31, 2022, the depicted termination date. PSU amounts shown are the sum of the amount of the award vesting multiplied by $70.44, which was the closing price of the Company’s Common Stock on December 31, 2022, the depicted termination date, multiplied by the expected performance outcome, which is target performance for PSU awards granted on February 28, 2020, September 1, 2020, February 26, 2021, April 19, 2021, and February 28, 2022. Option amounts shown are the sum of the amount of the award vesting multiplied by the per-option intrinsic value (the closing price of the Company’s Common Stock on December 31, 2022, $70.44, less the applicable exercise price). No amount is included for any options that have an exercise price that exceeds the Company’s closing stock price on December 31, 2022.

(6)

With respect to an involuntary termination of employment by the Company, other than for Cause, absent a change of control, the Severance and Change of Control agreements provide for the payment of the cost of two years of health coverage for Mr. Fortson, and one year of health coverage for all other NEOs. With respect to an involuntary termination of employment by the Company, other than for Cause, or a Good Reason termination by the executive, within the two-year period following a change of control, the Severance and Change of Control agreements provide for the payment of the cost of three years of health coverage for Mr. Fortson, and two years of health coverage for all other NEOs.

(7)

This represents the value of twelve months of outplacement services ($25,000), a benefit that is also provided for under the terms of the Severance and Change of Control agreements, as well as one year of financial counseling ($15,000).

(8)

Both Mr. Woodcock and Ms. Hall are entitled to benefits upon Retirement.

INGEVITY | 2023 Proxy Statement	69

Back to Contents

CEO Pay Ratio—2022

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the Company’s median employee.  The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

We calculated each employee’s annual total cash compensation as of December 31, 2022 to identify our median employee.  The following pay elements were included in determining the annual total cash compensation for each employee.

■

Salary, base wages and/or overtime received (as applicable)

■

Annual incentive payments received for performance in the 2022 year

■

Other cash payments (including payments related to shift differential, holiday, or vacation)

Our calculation includes all full time, part time and temporary employees of the Company and its subsidiaries (except the CEO) as of December 31, 2022.   We excluded all 10 of our employees located in India and all 13 employees located in Brazil under the de minimis exemption.  Our total U.S. and Non-U.S. employee population as of December 31, 2022 was 2,123.

The calculation of our median employee includes all employees who joined the Company as part of the Ozark acquisition, and were employed on December 31, 2022. For this group of employees, we annualized compensation that was paid to them pre-acquisition to better align with the non-Ozark employee calculation.

We applied a foreign currency exchange rate as of December 31, 2022 to all compensation elements paid in currencies other than U.S. Dollars.

After calculating the annual total cash compensation described above for each employee, we removed the CEO from the listing and found the employee with the median total cash compensation.  Once this individual was determined we calculated that employee’s annual total compensation in the same manner as the “Total Compensation” shown for our CEO in the “Summary Compensation Table.”

The annual total compensation for 2022 for our CEO was $5,394,470 and for the Median Employee was $89,409.  The resulting ratio of our CEO’s total compensation to the Median Employee for 2022 is 60:1.

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K, the applicable SEC regulation, based on our payroll and employment records and the methodology described above.

Given the varying methodologies used to determine pay ratio estimates, the Company’s pay ratio reported above should not be used as a basis for comparison between companies.

Pay Versus Performance

The table below includes the compensation of our NEOs and company performance metrics for fiscal years ended December 31, 2022, 2021, and 2020.

Year	Summary Compensation Table Total for First PEO	Summary Compensation Table Total for Second PEO	Summary Compensation Table Total for Third PEO	Compensation Actually Paid to First PEO	Compensation Actually Paid to Second PEO	Compensation Actually Paid to Third PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:		Net Income	Diluted EPS($)
									Total Shareholder Return	Peer Group Shareholder Return(1)
2022	5,394,470	n/a	n/a	7,321,335	n/a	n/a	1,632,294	1,902,483	81	127	211.6	5.50
2021	4,822,288	n/a	n/a	3,458,254	n/a	n/a	2,158,730	1,915,624	82	149	118.1	2.95
2020	2,831,502	1,736,323	146,618	2,393,213	1,843,148	-7,807,582	1,576,121	1,106,292	87	119	181.4	4.37
(1) S&P 600 Chemicals
INGEVITY | 2023 Proxy Statement	70

Back to Contents

The table below shows the additions and deductions to calculate Compensation Actually Paid as well as the executives covered in each fiscal year.

	2020				2021		2022
	1st PEO	2nd PEO	3rd PEO	Average Non-PEO NEO	1st PEO	Average Non-PEO NEO	1st PEO	Average Non-PEO NEO
	John C. Fortson	Richard B. Kelson	D. Michael Wilson	Michael P. Smith; S. Edward Woodcock; Katherine P. Burgeson	John C. Fortson	Mary Dean Hall; Stacy L. Cozad; Michael P. Smith; S. Edward Woodcock	John C. Fortson	Mary Dean Hall; Stacy L. Cozad; S. Edward Woodcock; Richard A. White
SCT Total	2,831,502	1,736,323	146,618	1,576,121	4,822,288	2,158,730	5,394,470	1,632,294
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(1,636,289)	(113,246)	0	(533,400)	(2,475,054)	(1,077,066)	(2,820,065)	(630,718)
Increase of Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	2,727,897	220,071	0	719,028	2,360,413	1,051,388	3,312,410	735,497
Increase of Fair Value of Awards Granted during Applicable FY that Vested as of Applicable FY End, determined as of Vesting Date	0	0	0	73,511	0	0	0	0
Increase/deduction for Awards Granted during Prior FYs that were Outstanding and Unvested as of Applicable FY End, determined based on change in Fair Value from Prior FY End to Applicable FY End	(672,008)	0	0	(259,354)	(1,109,324)	(178,326)	1,512,795	196,153
Increase/deduction for Awards Granted during Prior FYs that Vested During Applicable FY, determined based on change in Fair Value from Prior FY End to Vesting Date	(857,888)	0	(978,694)	(321,375)	(140,069)	(39,102)	(78,275)	(30,741)
Deduction of Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	0	0	(6,975,507)	(66,686)	0	0	0	0
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	0	0	0	0	0	0	0	0
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	0	0	0	0	0	0	0	0
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	0	0	0	(81,553)	0	0	0	0
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	0	0	0	0	0	0	0	0
Total Adjustments	(438,289)	106,825	(7,954,200)	(469,829)	(1,364,034)	(243,106)	1,926,865	270,190
Compensation Actually Paid	20,393,213	1,843,148	(7,807,582)	1,106,292	3,458,254	1,915,624	7,321,335	1,902,483

INGEVITY | 2023 Proxy Statement	71

Back to Contents

Assumptions used to calculate fair value for stock options.

For each fiscal year end date identified in the table above, fair value of outstanding stock option awards, as of the identified vesting dates of each such award, is calculated using updated market input assumptions (i.e., risk free interest rate, average life of the options (in years), volatility, and dividend yield) using the Black Scholes pricing model.

Assumptions used to calculate fair value for PSUs.

For each fiscal year end date identified in the table above, fair value of PSU awards assumes target performance. To determine the year-end fair values used in the Compensation Actually Paid calculations, we have updated the performance expectations to reflect the latest performance estimates for unvested and outstanding PSU awards at each fiscal year end date.

Tabular List

The table below represents the most important financial performance measures used by Ingevity to link compensation actually paid to our named executive officers, for the most recently completed fiscal year, to Company performance.

STIP Adjusted EBITDA(1)
STIP Adjusted Revenue(1)
Diluted EPS
(1)	See Appendix A for definitions and reconciliations of these non-GAAP financial measures to the nearest GAAP measure.

INGEVITY | 2023 Proxy Statement	72

Back to Contents

Descriptions between Compensation Actually Paid and company performance

The charts below provide an illustration of the relationship between Compensation Actually Paid, Ingevity TSR, Peer Group TSR, Ingevity GAAP Net Income, and Ingevity Diluted EPS.

INGEVITY | 2023 Proxy Statement	73

Back to Contents

Compensation actually paid vs Diluted EPS

Compensation Actually Paid vs Diluted EPS
Compensation Actually Paid ($000)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Diluted EPS ($)
6
5
4
3
2
1
0
4.37
2.95
5.50
2,393.2
1,843.1
1,106.3
-7,807.6
3,458.3
1,915.6
7,321.3
1,902.5
2020
2021
2022
Compensation Actually Paid to First PEO
Compensation Actually Paid to Second PEO
Diluted EPS
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to ThirdPEO

INGEVITY | 2023 Proxy Statement	74

Back to Contents

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (SAY-ON-FREQUENCY)

OUR BOARD RECOMMENDS A VOTE FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS TO BE EVERY ONE YEAR.

Section 14A of the Exchange Act requires that we ask our stockholders, on an advisory basis, how frequently we should conduct an advisory vote on compensation for our named executive officers at least once every six years. Stockholders may vote whether they prefer that the Company hold an advisory vote on named executive officer compensation every one, two or three years. Stockholders who have no preference may abstain from voting on this proposal.

After careful consideration, the Board has determined that conducting a vote on named executive officer compensation every one year is the most appropriate alternative for the Company. The Board believes that an annual vote is appropriate because the LD&C Committee evaluates, adjusts and approves the compensation of our named executive officers on an annual basis. In addition, an annual vote promotes maximum corporate transparency by providing stockholders with the opportunity to provide frequent input on compensation matters.

Stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, stockholders are selecting from one of four choices: one year, two years, three years or abstain.

This vote is advisory, which means that it will not be binding on the Board. However, the Board and the LD&C Committee will carefully consider the outcome of the vote in establishing the frequency with which advisory named executive officer compensation votes will be held in the future.

Vote required:

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the selection of a particular frequency.

Recommendation of the Board

The Board recommends a vote for the frequency of future advisory votes on compensation for our named executive officers to be “EVERY ONE YEAR.”

INGEVITY | 2023 Proxy Statement	75

Back to Contents

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OUR BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR FISCAL 2023.

The Audit Committee is directly responsible for appointing, retaining, fixing the compensation of, and overseeing the work of our independent registered public accounting firm. PricewaterhouseCoopers LLC (“PwC”) acted as our independent registered public accounting firm for the fiscal year ended December 31, 2022 and the Audit Committee has retained PwC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Although it is not legally required to do so, the Board has elected to seek stockholder ratification of the appointment of PwC as a matter of good corporate governance. If stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment. Regardless of the outcome of this proposal, the Audit Committee may, in its discretion, select a new independent registered public accounting firm at any time during the year if it believes such a change would be in the Company’s best interest.

Representatives of PwC will be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote required:

An affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal 2023.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

INGEVITY | 2023 Proxy Statement	76

Back to Contents

Audit Committee Matters

Audit and other fees

The following table shows the fees paid by the Company to PwC for audit and other services provided for the fiscal years 2022 and 2021.

Amounts Shown in $	2022	2021
Audit Fees	2,551,000	1,779,180
Audit-Related Fees	769,967	556,275
Tax Fees	-	-
All Other Fees	317,778	20,000
TOTAL	3,638,745	2,355,455
Audit fees

Amount includes fees for professional services performed for the integrated audit of the Company’s annual consolidated financial statements included in the Company’s Form 10-K filing and review of financial statements included in the Company’s Form 10-Q filings. Amount also includes other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements.

Audit-related fees

Amount includes fees paid for services that are reasonably related to the performance of the audit or review of the Company’s financial statements. For 2022 and 2021, amount includes services provided in connection with the Company’s implementation of a new enterprise resource planning system.

Tax fees

Amount includes fees and expenses for U.S. federal, state, and international tax planning and tax compliance services. There were no tax fees for 2022 or 2021.

All other fees

Amount includes fees for services in connection with attestations by PwC that are required by statute or regulation. Additionally, for 2022, amount includes services provided in connection with the Company’s implementation of a new enterprise resource planning system.

Pre-approval policy and procedures

The Audit Committee’s pre-approval policy requires that all services to be performed by the Company’s independent registered public accounting firm be pre-approved either on a case-by-case basis by the Audit Committee or its delegate or on a categorical basis based on the Audit Committee’s prior approval of a specific category of service and the expected cost thereof. Any request for services involving less than $150,000 may be approved by the Chair of the Audit Committee, provided that any such approval is presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee pre-approved all of the audit fees, audit-related fees, and all other fees paid to PwC in fiscal 2022.

INGEVITY | 2023 Proxy Statement	77

Back to Contents

Audit Committee Report

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2022, including management’s annual assessment of and report on the Company’s internal control over financial reporting, with management and with PwC, the Company’s independent auditor. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from PwC the written disclosures and letter required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC the issue of their independence from the Company.

Based on the foregoing, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

THE AUDIT COMMITTEE

Daniel F. Sansone, Chair
Frederick J. Lynch
Karen G. Narwold
William J. Slocum
Benjamin G. Wright

INGEVITY | 2023 Proxy Statement	78

Back to Contents

PROPOSAL 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2017 INGEVITY CORPORATION EMPLOYEE STOCK PURCHASE PLAN

OUR BOARD RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE 2017 INGEVITY CORPORATION EMPLOYEE STOCK PURCHASE PLAN.

Overview

We are asking our stockholders to approve an amendment and restatement (the “Amendment”) of the 2017 Ingevity Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares available for issuance under the ESPP by 300,000 shares, from 250,000 shares to 550,000 shares. Other than the Amendment, we have not made any material amendments to the ESPP since it became effective in 2017.

The ESPP was initially adopted by the LD&C Committee and the Board in 2016 and approved by our stockholders in 2017. The ESPP became effective on July 1, 2017. The purpose of the ESPP is to allow our employees to purchase shares of our Common Stock at a discount through payroll deductions. The LD&C Committee and Board believes the ESPP promotes the interests of Ingevity and our stockholders by attracting, retaining and motivating talented employees and aligning the interests of participating employees with those of our stockholders.

As of February 27, 2023, 46,832 shares remained available for issuance under the ESPP. Based on the current rate of shares being purchased under the ESPP and other factors, we estimate that the remaining shares would cover purchases through June 2023. The Amendment would increase the number of shares available for issuance under the ESPP by 300,000 shares, bringing the total number of shares available for issuance under the ESPP to 550,000 shares, which represents approximately 1.48% of our outstanding shares of Common Stock as of the close of business on February 27, 2023. There are no other material changes to the ESPP as a result of the Amendment. Based on the current rate of shares being purchased under the ESPP and other factors, we estimate that the additional shares authorized for issuance under the Amendment would be sufficient to cover purchases under the ESPP for approximately five years, however, this estimate could be affected by multiple factors, including organic headcount growth, future acquisitions and stock performance.

The ESPP is intended to qualify as an “employee stock purchase plan” that meets the requirements of Section 423 of the Code. Pursuant to the requirements of Section 423 of the Code, our stockholders must approve any increase in the number of shares available for issuance under the ESPP. The LD&C Committee and the Board believe that participation in the ESPP is important to our employees and our ongoing recruiting efforts and, therefore, the Amendment is important to our continued success. Accordingly, the LD&C Committee and the Board adopted the Amendment on February 16, 2023, subject to stockholder approval. The Amendment will become effective on April 27, 2023, subject to stockholder approval.

Summary description of the ESPP

The principal terms of the ESPP, as amended by the Amendment, are summarized below. This summary is not intended to be complete and is qualified in its entirety by the full text of the Amended and Restated 2017 Ingevity Employee Stock Purchase Plan, a copy of which is included as Appendix B to this Proxy Statement.

INGEVITY | 2023 Proxy Statement	79

Back to Contents

Administration

Unless otherwise determined by our Board, the ESPP is administered by the LD&C Committee or its authorized delegate. As the administrator, the LD&C Committee may interpret and construe the plan, may make such rules and regulations and establish such procedures for the administration of the plan as it deems appropriate, and has the authority to exercise all powers and authorities necessary or advisable in the administration of the ESPP. The LD&C Committee’s decisions are final and binding. The LD&C Committee serves at the discretion of the Board and its members do not receive any compensation from the assets of the ESPP.

Eligibility and participation

Under the ESPP, eligible employees of Ingevity and its designated subsidiaries may be given the opportunity to purchase shares of our Common Stock through payroll deductions made from the eligible employee’s salary. Generally, all U.S. employees of Ingevity below grade 21 who have been employed for at least thirty days are eligible to participate in the ESPP. The administrator may, prior to the enrollment period for an offering, make determinations about which other employees shall be excluded from participating, such as employees who have been employed less than two years (or a lesser period), employees who customarily work twenty hours or less per week. As of February 27, 2023, approximately 1,600 employees are eligible to participate in the ESPP. Employees above grade 21, including executive officers, are not eligible to participate in the ESPP.

No employee who owns five percent or more of the total combined voting power or value of all classes of capital stock of Ingevity is eligible to participate in the ESPP. In addition, no participant may purchase shares of Common Stock that, following the purchase (and including all options held by such participant), would cause him or her to own five percent or more of the total combined voting power or value of all classes of capital stock of Ingevity.

By its terms and consistent with Section 423 of the Code, the ESPP provides that all eligible employees granted options under the plan or offering shall have the same rights and privileges, and the plan will not discriminate in favor of any particular class of employees.

Designated subsidiaries

The administrator may designate subsidiaries from time to time, in its sole discretion, to participate in the ESPP. Any subsidiaries of Ingevity may be designated to participate, including non-U.S. entities and corporations or other entities that become subsidiaries after the ESPP’s effective date.

Purchase of shares

The ESPP allows eligible employees to purchase shares of Common Stock at a discount. Eligible employees may elect to participate by completing an authorization form and timely filing it with Ingevity or its authorized delegate during the enrollment period. The enrollment period duration and timing may be established by the administrator but, unless otherwise determined, will generally be the one-month period preceding the purchase period. In the authorization form, the participant authorizes the after-tax payroll deductions from his or her compensation as a percent of compensation. However, no employee is permitted to purchase Common Stock with a value greater than $25,000 in any calendar year. In addition, no employee is permitted to purchase more than 5,000 shares of Common Stock or have more than 15% of his or her compensation deducted, each in any purchase period. The administrator may establish additional rules regarding a required minimum contribution level, the types of compensation from which deductions may be taken and other limitations on the dollar amounts that may be withheld.

Eligible employees who participate elect to use the money deducted from their compensation to purchase shares of Common Stock at a purchase price equal to 85% of the lower of (A) the fair market value of a share on the first day of the offering or (B) the fair market value of a share on the last day of the purchase period. The fair market value of a share on any given date shall be the closing price for a share as reported on the NYSE (or other exchange on which the stock is traded).

Purchase periods under the ESPP are generally three months long and begin on the first day of each calendar quarter and end on the last day of such calendar quarter. The administrator may determine a different starting date or duration for a purchase period however, in no event may any purchase period exceed 27 months.

INGEVITY | 2023 Proxy Statement	80

Back to Contents

Withdrawal and termination of employment

Any employee may, preceding the termination of a purchase period, withdraw all payroll deductions then credited to his or her account by filing an amended authorization form with Ingevity or its authorized delegate on or before the last day of the purchase period. As soon as practicable after receipt of the amended authorization form, all payroll deductions credited to the employee’s account will be paid to him or her in cash (without interest) and no further payroll deductions will be made for such employee during the purchase period. Partial withdrawals of payroll deductions are not permitted.

If an employee’s employment is terminated for any reason prior to the end of any purchase period in which he or she is participating, no option will be granted to such employee and the payroll deductions credited to his or her account will be returned to the employee (or his or her beneficiary).

Rights not transferable

A participant’s rights under the ESPP are exercisable only by the participant and may not be sold, transferred, pledged, or assigned in any manner during his or her lifetime or by any other person during his or her lifetime.

Adjustments to shares

In the event of any change in capitalization of the Company (for example, a dividend or other distribution or a stock split), the Board will adjust, in such manner as it may deem equitable, the number of shares of stock covered by each unexercised option granted pursuant to the plan, as well as the price per share of Common Stock covered by each such option. In addition, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, our Board will adjust the number of shares of Common Stock available under the plan and the number of shares of Common Stock covered by options granted under the plan and the related purchase price.

The ESPP does not provide for an automatic annual increase in the number of shares reserved for issuance under the ESPP.

Amendment or termination

The Board may from time to time amend the ESPP to the extent it deems necessary or appropriate in light of and consistent with the requirements of Section 423 of the Code and the laws of the State of Delaware. The Board may also terminate the ESPP or any offering made under the ESPP at any time.

Federal income tax consequences

The following is a general summary of the material U.S. federal income tax consequences of the ESPP and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not considered tax advice to any person and is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. Accordingly, participants in the ESPP should consult their respective tax advisors to determine the tax consequences of their participation.

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under an employee stock purchase plan, an eligible employee recognizes no taxable income upon either the grant or the exercise of the option. The employee does not recognize taxable income until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the purchase period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeded the purchase price paid for those shares. Ingevity will be entitled to a corresponding income tax deduction for the taxable year in which such disposition occurs equal to such excess. The participant will also

INGEVITY | 2023 Proxy Statement	81

Back to Contents

recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two years after his or her entry date into the purchase period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of  (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeded the purchase price for those shares or (ii) 15% of the closing selling price of the shares on the participant’s entry date into that purchase period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Ingevity will not be entitled to an income tax deduction with respect to such disposition.

Specific benefits

Because the amount of benefits to be received by each employee in the ESPP is determined by his or her discretionary election and depends upon the fair market value of our Common Stock at various future dates, the amount of future benefits to be allocated to any individual or group of individuals under the plan in any particular year is not determinable.

No shares may be purchased under the ESPP by our CEO and other executive officers at future dates because executive officers are not eligible to participate.

Aggregate past purchases under the ESPP

As of February 27, 2023, 203,168 shares of Common Stock had been purchased under the ESPP.

Value of Ingevity Common Stock

The fair market value of Ingevity’s Common Stock as of February 27, 2023 was $87.81 per share.

Vote required

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required for the approval of the Amendment.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ESPP.

INGEVITY | 2023 Proxy Statement	82

Back to Contents

Ownership of Equity Securities

Principal stock owners

The following table lists any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who, to our knowledge, was the beneficial owner as of February 27, 2023, of more than 5% of our outstanding Common Stock.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage of our Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	4,567,023	12.2%	4,459,513		4,567,023
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	3,761,430	10.06%		64,164	3,660,842	100,588
(1) Information provided is based solely on an amendment to Schedule 13G filed on January 26, 2023. (2) Information provided is based solely on an amendment to Schedule 13G filed on February 10, 2023.

INGEVITY | 2023 Proxy Statement	83

Back to Contents

Executive Officers and Directors

The following table shows how much of our Common Stock our current directors, named executive officers (“NEOs”), and all executive officers and directors as a group beneficially owned as of March 3, 2023. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares of Common Stock a director or officer can vote or transfer and any security the director or officer has the right to vote or transfer within 60 days. Except as described further below, each stockholder listed in the table has sole voting and investment power for all shares of Common Stock shown as beneficially owned by him or her. Individual directors and executive officers as well as directors and executive officers as a group beneficially own less than 1% of the shares of Common Stock outstanding as of March 3, 2023.

Name of Beneficial Owner	Common Stock Beneficially Owned(1)	Stock Vesting within 60 Days	Options Exercisable within 60 Days	Total Common Stock Beneficially Owned(1)	Vested but Unsettled DSUs (including vesting within 60 days) (“Vested DSUs”)(2)	Total Common Stock Beneficially Owned Plus Vested DSUs(1)
Independent Directors
Jean S. Blackwell	13,915	1,942		15,857		15,857
Luis Fernandez-Moreno	15,965	1,942		17,907		17,907
Diane H. Gulyas	6,187	1,942		8,129		8,129
Bruce D. Hoechner	0					0
Frederick J. Lynch	15,915	1,942		17,857		17,857
Karen G. Narwold	2,695			2,695	5,799	8,494
Daniel F. Sansone	8,267	1,942		10,209	4,995	15,204
William J. Slocum(3)	0				679	679
Benjamin G. Wright	0					0
Executive Officers
John C. Fortson	71,526		87,971	159,497	,	159,497
Mary Dean Hall	6,509	4,802	840	12,151		12,151
Stacy L. Cozad	4,093		4,697	8,790		8,790
S. Edward Woodcock	13,872		21,510	35,382		35,382
Richard A. White	2,878		2,866	5,744		5,744
Directors and Officers as a group (16 persons)	161,924	14,512	118,372	294,808	11,473	306,281
(1)

Includes shares of Common Stock held directly and indirectly.

(2)

For information on DSU vesting, voting rights, and payment, please see “Director Compensation,” above.

(3)

Mr. Slocum is deemed to hold the shares of Common Stock listed in the table for the benefit of certain funds managed by Inclusive Capital Partners, L.P. and indirectly, for the benefit of Inclusive Capital Partners, L.P. Mr. Slocum disclaims beneficial ownership of the equity listed in the table, except to the extent of his pecuniary interest therein, if any.

Delinquent Section 16(a) reports

To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company and the reporting persons’ written representations that no additional reports were required, the Company believes that, during 2022, all persons required to report complied with the Section 16(a) requirements, with the exception of a report regarding the issuance of DSUs to Ms. Narwold on January 3, 2022, which was not timely filed within two business days of the grant date. The report was filed on January 28, 2022. The late filing was due to an administrative error.

INGEVITY | 2023 Proxy Statement	84

Back to Contents

Questions and Answers About the Annual Meeting, Proxy Solicitation, and Voting Information

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 27, 2023 (the “Annual Meeting”): Our proxy statement for the Annual Meeting (the “Proxy Statement”) and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“Annual Report”) are available at www.proxyvote.com.

Why did I receive these materials?

You received these materials (the “Proxy Materials”) because you owned shares of the Company’s Common Stock, par value $0.01 (the “Common Stock”) as of the close of business on February 27, 2023 (the “Record Date”) and are, therefore, entitled to vote at the Annual Meeting.

Why did I receive a Notice Regarding the Availability of Proxy Materials instead of printed Proxy Materials?

Most of our stockholders received a Notice Regarding the Availability of Proxy Materials (the “Notice”) instead of a full set of printed Proxy Materials. The Notice provides access to our Proxy Materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, and cuts costs associated with mailing these materials to stockholders. On or around March 10, 2023, we began mailing the Notice to holders of our Common Stock as of the Record Date and posted our Proxy Materials on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, stockholders may choose to access our Proxy Materials on the website or may request to receive a printed set of our Proxy Materials. The Notice and website provide information regarding how you may request to receive Proxy Materials in printed form by mail or electronically by email for this Annual Meeting and on an ongoing basis.

What is included in the Proxy Materials?

The Proxy Materials include the Notice of the Annual Meeting, the Proxy Statement, and our Annual Report. These materials provide you with important information about the Company, the Annual Meeting, and the proposals to be voted on at the Annual Meeting.

What is a proxy and a proxy statement?

A proxy is your legal designation of another person to vote the shares of Common Stock you own as of the Record Date in the manner you direct. The person you designate to vote your shares of Common Stock is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated Stacy L. Cozad, our Executive Vice President, General Counsel, and Secretary, and Ryan C. Fisher, our Vice President and Deputy General Counsel, to serve as proxies for the Annual Meeting. The proxies also may be voted at any adjournments or postponements of the meeting. The Board is soliciting proxies for use at the Annual Meeting. A proxy statement is a document we give you when we are soliciting your vote pursuant to SEC regulations.

What is the difference between a stockholder of record and a beneficial owner?

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, you are a “stockholder of record.” We therefore sent the Notice or Proxy Materials directly to you.

If your shares of Common Stock are held for you in the name of your broker or bank, your shares are held in “street name” and you are considered the “beneficial owner” of your shares and the broker or bank is considered to be the stockholder of record.

If you are a beneficial owner, the Notice or Proxy Materials have been forwarded to you by the broker or bank that holds your shares of Common Stock, and, as the beneficial owner, you have the right to direct your broker or bank on how to vote your shares by using the voting instruction form provided to you by your broker or bank.

INGEVITY | 2023 Proxy Statement	85

Back to Contents

How do I vote?

Your voting method depends on whether you are a stockholder of record or a beneficial owner.

Stockholder of record

If you are a stockholder of record, you may vote using one of the following methods:

ONLINE	BY PHONE	BY MOBILE DEVICE	BY MAIL	DURING THE VIRTUAL MEETING
Before the Annual Meeting, vote online at www.proxyvote.com	Call 1-800-690-6903	Scan the QR code on your proxy card or Notice	If you received a printed version of these proxy materials, you may vote by mail	Vote online during the meeting at www.virtualshareholdermeeting.com/ NGVT2023 by entering your 16-digit control number and following the site instructions

Even if you plan to attend the Annual Meeting virtually, we encourage you to vote your shares ahead of time.

Beneficial owner

If you are a beneficial owner, you may vote by following the instructions on the voting instruction form or notice provided to you by the bank or broker that holds your shares.

May I revoke my proxy and change my vote?

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by doing one of the following:

■

Voting again by telephone or via the Internet prior to 11:59 p.m., Eastern Time, on April 26, 2023;

■

Giving written notice to the Corporate Secretary of the Company;

■

Delivering a later-dated proxy to the Company; or

■

Voting during the Annual Meeting by following the instructions available on the meeting website, www.virtualshareholdermeeting.com/NGVT2023.

If you are a beneficial owner, please check your voting instruction form or contact the bank or broker that holds your shares for instructions on how to revoke or change your voting instruction.

Who is entitled to vote at the Annual Meeting?

All Ingevity stockholders who owned Common Stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

How many votes are entitled to be cast at the Annual Meeting?

Each Ingevity stockholder is entitled to one vote for each share of Common Stock owned as of the Record Date. There were 37,168,186 shares of Common Stock outstanding on the Record Date. There is no cumulative voting.

When and where is the Annual Meeting, and may I attend?

In order to allow greater access to the meeting to our stockholders and lower the barriers to stockholder participation, our Annual Meeting will be held in a virtual meeting format only with no physical meeting location, which will enable stockholders to participate from any location and at no cost.

INGEVITY | 2023 Proxy Statement	86

Back to Contents

To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. The meeting will begin promptly at 9:30 a.m., Eastern Time, and we encourage stockholders to access the meeting prior to the start time. Technical assistance will be available on the day of the Annual Meeting. If you experience difficulties joining the Annual Meeting, please call 844-986-0822 in the U.S., or 303-562-9302 for International assistance.

How may I ask a question during the Annual Meeting?

We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting. You will be able to attend the Annual Meeting online, vote your shares of Common Stock electronically, and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/NGVT2023 and entering the 16-digit control number included on your Notice, proxy card, or voting instruction form.

We will try to answer as many stockholder-submitted questions as time permits, and in the event we receive more questions than we can answer during our allotted period of time, we will answer them in the order received. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business, or that do not comply with the Annual Meeting rules of conduct. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. To the extent you have a question that was not answered during the Annual Meeting, please contact our Investor Relations team at investors@ingevity.com.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, a majority of the shares of Common Stock outstanding as of the Record Date must be present at the meeting (including by proxy). This is referred to as a quorum. If a share is represented for any matter at the Annual Meeting, it is deemed to be present for quorum purposes. Abstentions and shares of Common Stock held of record by a bank or broker or its nominee (“Broker Shares”) that are voted on any matter are included in determining the number of shares present at the Annual Meeting. However, broker non-votes will not be included in determining whether a quorum is present at such meeting.

INGEVITY | 2023 Proxy Statement	87

Back to Contents

What proposals will be voted on at the Annual Meeting, what are the Board’s voting recommendations, and what is required for a proposal to pass?

The following table summarizes the Board’s voting recommendations for each proposal, the vote required for each proposal to pass, and the effect of abstentions and uninstructed shares on each proposal. If you are a stockholder of record who submits a proxy card without selecting an option for any of the proposals, the proxy holders will vote in accordance with the Board recommendations in the table below.

Proposal	Description	Board Voting Recommendation	Vote Required to Pass(1)	Effect of Abstentions on Votes Cast(2)	Effect of Broker Non-votes(3)
1	Election of Ten Directors	FOR all director nominees	Majority of the votes cast	None	None
2	Advisory Vote on Compensation of our Named Executive Officers (Say-On-Pay)	FOR	Majority of shares present	Counts as a vote against the proposal	None
3	Advisory Vote on the frequency of Named Executive Officer Compensation Advisory Vote (Say-on-Frequency)	EVERY ONE YEAR	Majority of shares present	Counts as a vote against the proposal	None
4	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023	FOR	Majority of shares present	Counts as a vote against the proposal	Broker may vote in its discretion
5	Amendment and Restatement of the 2017 Ingevity Corporation Employee Stock Purchase Plan	FOR	Majority of shares present	Counts as a vote against the proposal	None
(1)

For Proposal 1, majority of votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” the director nominee. For Proposals 2-5, “shares present” includes abstentions.

(2)

Abstentions are considered present and entitled to vote.

(3)

Brokers only have authority to vote in their discretion for routine matters. All of the proposals, except for Proposal 4, are considered non-routine matters. If you are a beneficial owner holding shares through a broker and you do not specify a choice to your broker for a non-routine proposal, the broker is not entitled to vote in its discretion and this is considered a broker non-vote.

Will there be any other matters of business addressed at the Annual Meeting?

As of the date of this Proxy Statement, we are not aware of any other matter that will be properly brought before the Annual Meeting. If other matters are properly introduced, the persons named in the proxy as the proxy holders will vote on such matters in their discretion using their best judgment.

Who bears the expenses of solicitation?

We will bear the cost of solicitation of proxies by the Board in connection with the Annual Meeting. We will reimburse brokers, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of Common Stock held in their names. Proxies may be solicited by mail, in person, by telephone, facsimile, or other means of communication by our officers and other employees. These people will receive no additional compensation for these services but will be reimbursed for any expenses incurred by them in connection with these services. In addition, Ingevity’s officers, directors, and employees may solicit proxies but will receive no additional or special compensation for such work.

What is Ingevity’s principal executive office address?

The address of Ingevity’s principal executive office is: 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405.

INGEVITY | 2023 Proxy Statement	88

Back to Contents

What is “householding” and how does it affect me?

“Householding” refers to a procedure allowed by the SEC to reduce the number of copies of the Notice or Proxy Materials mailed to holders of our Common Stock residing at the same address. Under this procedure, we will deliver one Notice or one set of printed Proxy Materials to beneficial holders of our Common Stock residing at the same address, unless their broker, bank, or other nominee has received contrary instructions from any beneficial holder at that address. Likewise, we will deliver one Notice or one set of printed Proxy Materials to record holders of our Common Stock residing at the same address, unless we receive instructions from such stockholders to the contrary. If you reside at the same address as other stockholders of record and would like to receive a separate Notice or set of Proxy Materials, please contact us at 1-844-643-8489 (1-84-INGEVITY) or at Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary, and we will promptly deliver a separate set to you. If you and other stockholders of record residing at the same address received multiple Notices or sets of the Proxy Materials and would like to receive a single Notice or set in the future, please contact us as described above. Beneficial holders with questions about combined mailings should contact the bank or broker holding their shares.

What if a director is not elected?

Any director who is not elected at the Annual Meeting shall offer to tender his or her resignation to the Chair of the Board and the Nominating & Governance Committee. The Nominating & Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following the stockholders’ meeting at which the election occurred. The Nominating & Governance Committee, in making its recommendation, and the Board, in making its decision, may consider all the information, factors, and alternatives it considers appropriate. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating & Governance Committee deliberations and recommendation or in the Board’s deliberations and decision whether to accept or reject the resignation offer.

When will the voting results from the Annual Meeting be disclosed?

The Company will file a Current Report on Form 8-K with the SEC and post the filing to the Company’s website within four business days following the Annual Meeting.

INGEVITY | 2023 Proxy Statement	89

Back to Contents

Questions and Answers Regarding Stockholder Communications, Stockholder Proposals, and Company Documents

How can I obtain copies of Ingevity’s Annual Report?

We will provide without charge, at the written request of any stockholder of record as of the Record Date, a copy of our Annual Report, including the financial statements, as filed with the SEC, excluding exhibits. We will provide copies of the exhibits to eligible stockholders making such a request.

Requests for copies of our Annual Report should be mailed to: Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary. You may also access a copy of our Annual Report via the Internet by visiting www.proxyvote.com.

How do I submit a proposal for inclusion next year’s proxy statement?

Under SEC rules, a proposal that a stockholder wishes to include in our proxy statement for the 2024 annual meeting of stockholders must be received by our Corporate Secretary no later than the close of business on November 10, 2023. Proposals must be in writing and delivered to: Ingevity Corporation, 4920 O’Hear Avenue, Suite 400, North Charleston, South Carolina 29405, Attn: Corporate Secretary. In addition, proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Accordingly, stockholders wishing to submit a proposal should refer to Rule 14a-8 of the Exchange Act, which sets standards for eligibility and specifies the types of proposals that are not appropriate for inclusion in our proxy statement.

How do I nominate a director for election at next year’s annual meeting of stockholders?

Under our Bylaws, any stockholder of record may nominate persons for election as directors at an annual meeting of our stockholders by providing written notice of their intent to do so to our Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held on a date that is more than 30 days before, or more than 60 days after, such anniversary, then such notice must instead be provided no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of: (i) the 90th day prior to the meeting; or (ii) the seventh day following the day on which public announcement of the date of the meeting is first made by the Company. We anticipate holding our 2024 annual meeting of stockholders on or about the one-year anniversary of this year’s meeting. This means that written notice of any nominations intended to be made at our 2024 annual meeting of stockholders must be delivered to our Corporate Secretary no earlier than the close of business on December 28, 2023 and no later than the close of business on January 27, 2024. Any such notice must contain the information and conform to the requirements specified in our Bylaws. In addition, the Company will only consider nominations from a stockholder who is a stockholder of record: (i) at the time of giving such notice; (ii) on the record date for the determination of stockholders entitled to vote at the annual meeting; and (iii) at the time of the annual meeting.

In addition to the requirements in the preceding paragraph, stockholders who intend to solicit proxies in support of director nominees other than Ingevity’s nominees through the use of a “universal proxy card” must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than February 27, 2024, which is 60 days prior to April 27, 2024, the one year anniversary of the Annual Meeting.

INGEVITY | 2023 Proxy Statement	90

Back to Contents

How do I bring other business before next year’s annual meeting of stockholders?

Under our Bylaws, any stockholder of record who wishes to present a matter for consideration (other than the nomination of a director or matters that have been submitted for inclusion in our proxy statement for such annual meeting) at an annual meeting of our stockholders must provide written notice of their intent to do so to our Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held on a date that is more than 30 days before, or more than 60 days after, such anniversary, then such notice must instead be provided no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of: (i) the 90th day prior to the meeting; or (ii) the seventh day following the day on which public announcement of the date of the meeting is first made by the Company. We anticipate holding our 2024 annual meeting of stockholders on or about the one-year anniversary of this year’s meeting. This means that any notice regarding matters to be presented at our 2024 annual meeting of stockholders must be delivered to our Corporate Secretary no earlier than the close of business on December 28, 2023 and no later than the close of business on January 27, 2024. Any such notice must contain the information and conform to the requirements specified in our Bylaws.

In addition, the Company will only consider proposals from a stockholder who is a stockholder of record: (i) at the time of giving such notice; (ii) on the record date for the determination of stockholders entitled to vote at the annual meeting; and (iii) at the time of the annual meeting.

INGEVITY | 2023 Proxy Statement	91

Back to Contents

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward-looking statements may include, without limitation, the potential benefits of any acquisition or investment transaction, expected financial positions, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; impact of COVID-19; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; litigation related strategies and outcomes; markets for securities and expected future repurchases of shares, including statements about the manner, amount and timing of repurchases. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, adverse effects from general global economic, geopolitical, and financial conditions beyond our control, including inflation and war in Ukraine; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient crude tall oil and other raw materials; issues with, or integration of, future acquisitions and other investments; the provision of services by third parties at several facilities; adverse effects from the COVID-19 pandemic; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes, and the other factors detailed from time to time in the reports we file with the SEC, including those described in Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this Proxy Statement. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this Proxy Statement.

INGEVITY | 2023 Proxy Statement	92

Back to Contents

Appendix A: Non-GAAP Financial Measures and Reconciliation Tables

Non-GAAP financial measures used in this proxy statement

Ingevity has presented certain financial measures in this Proxy Statement, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP.

Metrics used in “2022 Business Highlights” and “NEO Performance and Compensation Decisions”

Adjusted EBITDA and Adjusted EBITDA Margin

Definitions. “Adjusted EBITDA” is defined as net income (loss) plus interest expense, net, provision (benefit) for income taxes, depreciation and amortization, separation costs, restructuring and other (income) charges, net, acquisition and other-related costs, litigation verdict charges, and pension and postretirement settlement and curtailment (income) charges, net. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Net sales.

Reason Used. We believe these non-GAAP financial measures provide management as well as investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. We believe Adjusted EBITDA and Adjusted EBITDA Margin are useful measures because they exclude the effects of financing and investment activities as well as non-operating activities.

Reconciliation. The table below reconciles Adjusted EBITDA to net income (loss), the most comparable financial measure calculated in accordance with GAAP.

Free Cash Flow

Definition. “Free Cash Flow” is defined as net cash provided by operating activities less capital expenditures.

Reason Used. Management believes that free cash flow is an important liquidity measure for the Company and that it is useful to investors and management as a measure of the ability of our business to generate cash.

Reconciliation. The table below reconciles the Company’s Free Cash Flow to net cash provided by operating activities, the most comparable financial measure calculated in accordance with GAAP.

INGEVITY | 2023 Proxy Statement	93

Back to Contents

Metrics used in “Short-Term Incentive Plan and 2022 Awards”

Company STIP-Adjusted EBITDA

Definition. “Company STIP-Adjusted EBITDA” is defined as Adjusted EBITDA (as defined above), plus or minus the impact of certain non-cash gains or charges as determined in the LD&C Committee’s sole discretion. Excluded items may include the cumulative effect of accounting changes, the effect of new accounting pronouncements, last-in, first-out (LIFO) adjustment (income) expense, (gain) loss on currency translation and hyperinflation (gain) loss per share, and certain other adjustments reflecting substantial or out of the ordinary matters.

Reason Used. Company STIP-Adjusted EBITDA was selected as a performance measure under the 2022 STIP because Adjusted EBITDA is the primary performance measurement of the Company’s earnings guidance and drives behavior consistent with the stockholders’ interests. Additionally, for compensation award purposes, eliminating the other certain non-cash gains or losses was appropriate because the impacts of both were primarily driven by external market conditions and not by decisions management could directly influence.

Reconciliation. The table below reconciles Company STIP-Adjusted EBITDA to net income (loss), the most comparable financial measure calculated in accordance with GAAP.

Business Unit STIP-Adjusted EBITDA BU STIP-Adjusted EBITDA”)

Definition. “BU STIP-Adjusted EBITDA” is defined as Segment EBITDA, as defined under ASC 280, plus or minus the impact of certain non-cash gains or charges as determined in the LD&C Committee’s sole discretion. Excluded items may include the cumulative effect of accounting changes, the effect of new accounting pronouncements, last-in, first-out (LIFO) adjustment (income) expense, (gain) loss on currency translation and hyperinflation (gain) loss per share, and certain other adjustments reflecting substantial or out of the ordinary matters.

Reason Used. BU STIP-Adjusted EBITDA was selected as a performance measure under the 2022 STIP because Segment EBITDA is the primary performance measurement of the Company’s segment earnings and drives behavior consistent with the stockholders’ interests. Additionally, for segment compensation award purposes, eliminating the fair market gain or loss from other certain non-cash gains or losses was appropriate because the impacts of both were primarily driven by external market conditions and not by decisions management could directly influence.

Reconciliation. The table below reconciles Performance Chemicals’ BU STIP-Adjusted EBITDA and Performance Materials’ BU STIP-Adjusted EBITDA to Segment EBITDA, respectively, the most comparable financial measure calculated in accordance with GAAP under ASC 280.

Company STIP-Adjusted Revenue

Definition. Company STIP-Adjusted Revenue is defined as revenue in accordance with GAAP, plus or minus the impact of certain non-recurring items including, without limitation, currency impacts, discontinued or sold operations, acquisition impacts, and new accounting pronouncements.

Reason Used. Company STIP-Adjusted Revenue was selected as a performance measure under the 2022 STIP to drive behaviors consistent with our Ingevity 2.0 Strategy, which is to drive sustainable revenue growth to achieve enduring enterprise success and create long-term stockholder value.

Reconciliation. The table below reconciles Company STIP-Adjusted Revenue to the Company’s revenue, the most comparable financial measure calculated in accordance with GAAP.

Business Unit STIP-Adjusted Revenue BU STIP-Adjusted Revenue”)

Definition. “BU STIP-Adjusted Revenue” is defined as segment revenue in accordance with GAAP, plus or minus the impact of certain non-recurring items including, without limitation, currency impacts, discontinued or sold operations, acquisition impacts, and new accounting pronouncements.

Reason Used. BU STIP-Adjusted Revenue was selected as a performance measure under the 2022 STIP to drive behaviors within each segment consistent with our Ingevity 2.0 Strategy, which is to drive sustainable revenue growth to achieve enduring enterprise success and create long-term stockholder value.

Reconciliation. The table below reconciles Performance Chemicals’ BU STIP-Adjusted Revenue and Performance Materials’ BU STIP-Adjusted Revenue to each segment’s revenue, respectively, the most comparable financial measure calculated in accordance with GAAP.

INGEVITY | 2023 Proxy Statement	94

Back to Contents

Metrics used in “Long-Term Incentive Plan and 2022 Awards” and “Payout of 2020 PSU Award”

Cumulative Earnings (Loss) per Share (“Cumulative EPS”)

Definition. “Cumulative EPS” is defined as continuing operations diluted EPS attributable to Ingevity stockholders plus restructuring and other (income) charges, net per share, acquisition and other-related costs per share, impairment charges per share, debt refinancing fees per share, litigation verdict charges per share, pension and postretirement settlement and curtailment (income) charges, net per share, tax expense (benefit) recorded as a result of legislative tax rate changes and certain discrete tax items such as excess tax benefits on share-based compensation vesting per share, and Certain non-cash (income) charges per share (which includes: cumulative effect of accounting changes per share, the effect of new accounting pronouncements per share, last-in, first-out (LIFO) adjustment (income) expense per share, (gain) loss on currency translation and hyperinflation (gain) loss per share, COVID-19-related customer provisions per share), and the income tax expense (benefit) per share on these items.

Reason Used. Cumulative EPS was selected as a performance measure because Cumulative EPS is a primary performance measurement of the Company’s profitability over the performance period.

Reconciliation. The table below reconciles Cumulative EPS to diluted earnings per share, the most directly comparable financial measure calculated in accordance with GAAP.

Period-End Return on Invested Capital (“Period-End ROIC”)

Definitions. “Period-End ROIC” is defined as net operating profit after tax (NOPAT) divided by the Invested Capital for the final year in the period. NOPAT is defined as net income (loss) from continuing operations plus interest expense (income), net, restructuring and other (income) charges, acquisition and other-related costs, litigation verdict charges, pension settlement and curtailment (gain) loss, and the income tax expense (benefit) on these items, including the tax expense (benefit) recorded as a result of legislative tax rate changes, and certain discrete tax items such as excess tax benefits on share-based compensation vestings. Invested Capital is defined as total debt including financing lease obligations (including the amounts recorded as the result of adoption of new accounting standards), less the financing lease restricted investment plus total Ingevity stockholders’ equity. There will be no offset for cash, cash equivalents (except restricted cash), and marketable securities. Period-End Invested Capital will be defined as a two (2) point average: (beginning calendar year Invested Capital plus end of calendar year Invested Capital) divided by two.

Reason Used. Period-End was selected as a performance measure under the 2020 PSUs because it aligns with shareholder interests and promotes capital discipline.

Reconciliation. The table below calculates the Company’s Period-End ROIC. The tables below also reconcile NOPAT (Period-End ROIC numerator) to net income attributable to Ingevity’s stockholders, the most comparable measure calculated in accordance with GAAP, and calculates Period-End Invested Capital (Period-End ROIC denominator) using the balance sheet. See the audited consolidated balance sheet for the year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023.

Average Return on Invested Capital (“Average ROIC”)

Definitions. “Average ROIC” is defined as net operating profit after tax (NOPAT) divided by the Invested Capital for the period using an average of the ROIC from each of the three plan years. NOPAT is defined as net income (loss) from continuing operations plus interest expense (income), net, restructuring and other (income) charges, acquisition and other-related costs, litigation verdict charges, pension settlement and curtailment (gain) loss, and the income tax expense (benefit) on these items, including the tax expense (benefit) recorded as a result of legislative tax rate changes, and certain discrete tax items such as excess tax benefits on share-based compensation vestings. Invested Capital is defined as total debt including financing lease obligations (including the amounts recorded as the result of adoption of new accounting standards), less the financing lease restricted investment plus total Ingevity stockholders’ equity. There will be no offset for cash, cash equivalents (except restricted cash), and marketable securities. Average Invested Capital for each year will be defined as a two (2) point average: (beginning calendar year Invested Capital plus end of calendar year Invested Capital) divided by two.

Reason Used. Average ROIC was selected as a performance measure under the 2022 PSUs because it aligns with shareholder interests and promotes capital discipline. For 2022, the LD&C Committee believed that the use of an average calculation would drive management accountability consistently throughout the performance period.

Reconciliation. When performance under the 2022 PSUS is certified, the Company will provide a table that calculates the Average ROIC. The table provided will also reconcile NOPAT (Average ROIC numerator) to net income attributable to Ingevity’s stockholders, the most comparable measure calculated in accordance with GAAP, and calculates Average Invested Capital (Average ROIC denominator) using the balance sheet.

INGEVITY | 2023 Proxy Statement	95

Back to Contents

Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP) to Company STIP-Adjusted EBITDA (Non-GAAP)

In millions, unaudited	Year Ending 2022	Year Ending 2021	Year Ending 2020
Net income (loss) (GAAP)	211.6	$118.1	$181.4
Interest expense	61.8	51.7	47.1
Interest income	(7.5)	(4.0)	(4.9)
Provision (benefit) for income taxes	58.0	44.7	53.7
Depreciation and amortization	108.8	109.9	100.2
Restructuring and other (income) charges, net	13.8	16.2	18.5
Acquisition and other-related costs	5.9	0.6	1.8
Litigation verdict charge	—	85.0	—
Pension and postretirement settlement and curtailment charges (income), net	0.2	—	0.1
Adjusted EBITDA (Non-GAAP)	$452.6	$422.2	397.9
Certain non-cash charges(1)	(1.7)	1.8	1.0
Company STIP-Adjusted EBITDA (Non-GAAP)	$450.9	$424.0	$398.9
Net Sales	$1,668.3	$1,391.5	1,216.1
Adjusted EBITDA Margin (Non-GAAP)	27.1%	30.3%	32.7%
(1)

Represents certain non-cash costs primarily including non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, adoption impacts from ASC 606 - Revenue from Contracts with Customers and ASC 326 – Financial Instruments – Credit Losses, COVID-19-related customer provisions, certain acquisitions and strategic investments, and non-cash translation impacts associated with currency exchange rate fluctuations.

Reconciliation of Net Cash Provided by Operating Activities (GAAP) to Free Cash Flow (Non-GAAP)

In millions, unaudited	Year Ending 2022	Year Ending 2021
Net Cash Provided by Operating Activities (GAAP)	$313.1	$293.0
Capital expenditures	(142.5)	(103.8)
Free Cash Flow (Non-GAAP)	$170.6	$189.2

Reconciliation of Segment EBITDA (GAAP) to BU STIP-Adjusted EBITDA (Non-GAAP)

In millions, unaudited	Year Ending 2022
	Performance Chemicals	Performance Materials
Segment EBITDA (GAAP)	$200.4	$252.2
Certain non-cash charges(1)	(2.7)	1.0
BU STIP-Adjusted EBITDA (Non-GAAP)	$197.7	$253.2
(1)

Represents certain non-cash costs primarily including non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, translation impacts associated with currency exchange rate fluctuations, and certain acquisitions and strategic investments.

INGEVITY | 2023 Proxy Statement	96

Back to Contents

Reconciliation of Revenue (GAAP) to Company STIP-Adjusted Revenue (Non-GAAP)

In millions, unaudited	Year Ending 2022
Revenue	$1,668.3
Certain non-recurring items(1)	3.0
Company STIP-Adjusted Revenue (Non-GAAP)	$1,671.3
(1) Represents certain translation impacts associated with currency exchange rate fluctuations, and certain acquisitions.

Reconciliation of Segment Revenue (GAAP) to BU STIP-Adjusted Revenue (Non-GAAP)

In millions, unaudited	Year Ending 2022
	Performance Chemicals	Performance Materials
Segment Revenue (GAAP)	$1,119.8	$548.5
Certain non-recurring items(1)	(7.5)	10.5
STIP-Adjusted Revenue (Non-GAAP)	$1,112.3	$559.0
(1) Represents certain non-cash income (cost) translation impacts associated with currency exchange rate fluctuations, and certain acquisitions.

Reconciliation of Diluted EPS (GAAP) to Cumulative EPS (Non-GAAP)

Shares In millions, unaudited	Year Ending 2022	Year Ending 2021	Year Ending 2020
Diluted earnings (loss) per common share (GAAP)	$5.50	$2.95	4.37
Restructuring and other (income) charges	0.36	0.40	0.45
Acquisition and other-related costs	0.14	0.01	0.04
Litigation verdict charge	—	2.12	—
Debt refinancing fees	0.13	—	—
Pension and postretirement settlement and curtailment charges (income)	0.01	—	—
Tax effect on items above	(0.15)	(0.59)	(0.10)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	0.02	0.34	0.12
Diluted adjusted earnings (loss) per share (Non-GAAP)	$6.01	$5.23	$4.88
Adjustments:
Certain non-cash (income) charges(2)	0.17	0.04	0.02
Tax effect on items above	(0.04)	(0.01)	—
Diluted adjusted earnings (loss) per share, net of adjustments	$6.14	$5.26	$4.90
Cumulative EPS (Non-GAAP)(3)		$16.30
(1)

Represents certain discrete tax items such as excess tax benefits on stock compensation and impacts of changes associated with U.S. Tax Reform. Management believes excluding these discrete tax items assists investors, potential investors, securities analysts, and others in understanding the tax provision and the effective tax rate related to continuing operating results thereby providing useful supplemental information about operational performance.

(2)

Represents certain non-cash costs primarily including non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, adoption impacts from ASC 326 – Financial Instruments – Credit Losses, COVID-19-related customer provisions, certain acquisitions and strategic investments, and non-cash translation impacts associated with currency exchange rate fluctuations.

(3)

Sum of 2020, 2021, and 2022.

INGEVITY | 2023 Proxy Statement	97

Back to Contents

Reconciliation of Net Income (Loss) Attributable to Ingevity Stockholders (GAAP) to NOPAT (Non-GAAP)

In millions, unaudited	Year Ending 2022
Net income (loss) attributable to Ingevity stockholders (GAAP)	$211.6
Restructuring and other (income) charges, net	13.8
Acquisition and other-related costs	5.9
Debt refinancing fees	5.1
Pension and postretirement settlement and curtailment charges (income)	0.2
Tax effect on items above	(5.9)
Tax benefit from legislative tax rate changes, including certain discrete tax items(1)	0.7
Adjusted earnings (loss) (Non-GAAP)	$231.4
Adjustments:
Interest expense, net	$49.2
Certain miscellaneous (income)/charges(2)	1.9
Tax effect on items above	(12.0)
NOPAT (Non-GAAP) (Period-End ROIC numerator)	$270.5
(1)

Represents certain discrete tax items such as excess tax benefits on stock compensation and impacts of changes associated with U.S. Tax Reform. Management believes excluding these discrete tax items assists investors, potential investors, securities analysts, and others in understanding the tax provision and the effective tax rate related to continuing operating results thereby providing useful supplemental information about operational performance.

(2)

Represents the sum of the following three adjustments: the results of certain acquisitions and strategic investments not originally factored in to the 2020 PSU Award performance targets, non-cash income resulting from inventory adjustments recorded during the period in accordance with last-in, first-out (“LIFO”) inventory accounting, and non-cash translation impacts associated with currency exchange rate fluctuations.

Calculation of Period-End (2022) Invested Capital

In millions, unaudited	December 31,
	2022	2021
Total Ingevity Stockholders’ Equity	$698.3	$673.8
Acquisition/Strategic investment impact, net of tax(1)	9.9	—
Total Debt including capital lease obligation	1,479.8	1,280.5
Less: Acquisition related debt	(344.8)	—
Less: Restricted Investment, gross of allowance for expected credit losses	(78.6)	(76.6)
Less: Restricted Cash	(0.6)	(0.6)
Invested Capital	$1,764.0	$1,877.1
Period-End Invested Capital (Period-End ROIC denominator)	$1,820.6	—
(1) Represents the results of certain acquisitions and strategic investments during the period that were not originally factored in to the 2020 PSU Award performance targets

Calculation of Period-End ROIC

In millions, unaudited	2022
NOPAT (Period-End ROIC numerator)	$270.5
Period-End Invested Capital (Period-End ROIC denominator)	1,820.6
Period-End ROIC	14.90%

INGEVITY | 2023 Proxy Statement	98

Back to Contents

Appendix B: Amended and Restated 2017 Ingevity Employee Corporation Stock Purchase Plan

AMENDED AND RESTATED
2017 INGEVITY CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

1.

Purpose

The purpose of the Plan is to provide Eligible Employees of Ingevity and each of its Designated Subsidiaries with the opportunity to purchase Stock in Ingevity through payroll deduction, thereby encouraging employees to share in the economic growth and success of the company through Stock ownership. Ingevity intends that the Plan constitute an “employee stock purchase plan” within the meaning of § 423 of the Code and, further, intends that any ambiguity in the Plan or any related offering be resolved to effect such intent.

2.

Amendment and Restatement of the Plan; Effective Date

This Plan amends and restates the 2017 Ingevity Corporation Employee Stock Purchase Plan approved by Ingevity’s shareholders in April 2017 (the “Prior Plan”) in its entirety, and shall become effective on April 27, 2023, subject to approval by Ingevity’s stockholders at Ingevity’s annual meeting of stockholders in 2023 (the “Annual Meeting”). In the event that Ingevity’s stockholders fail to approve the Plan as set forth herein at the Annual Meeting, then this Plan shall be deemed void ab initio and the Prior Plan shall continue in effect in accordance with its terms.

3.

Definitions

3.1

“Account” shall mean the separate bookkeeping account which shall be established and maintained by the Administrator for each Participant for each Purchase Period to record the payroll deductions made on his or her behalf to purchase Stock under the Plan.

3.2

“Administrator” shall mean the Board or any person or persons or committee appointed by the Board to administer the Plan. Unless determined otherwise by the Board, the Administrator shall be the Leadership Development and Compensation Committee of the Board.

3.3

“Authorization” shall mean the participation election and payroll deduction authorization form which an Eligible Employee shall be required to properly complete and timely file with the Administrator before the end of an Enrollment Period to participate in the Plan for the related Purchase Period. The Administrator shall establish rules and procedures relating to how Eligible Employees may submit Authorizations (which may include online or electronic enrollment) and the times during which Authorizations must be submitted.

3.4

“Board” shall mean the Board of Directors of Ingevity.

3.5

“Code” shall mean the Internal Revenue Code of 1986, as amended.

3.6

“Designated Subsidiary” shall mean a Subsidiary corporation that the Administrator has designated as eligible to participate in the Plan.

INGEVITY | 2023 Proxy Statement	99

Back to Contents

3.7

“Eligible Employee” shall mean each employee of Ingevity or a Designated Subsidiary who has been employed with Ingevity or a Designated Subsidiary for at least thirty (30) days except an employee who would own (immediately after the grant of an option under the Plan) stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ingevity or of its parent or subsidiary corporation based on the rules set forth in § 423(b)(3) and § 424 of the Code, and also excluding any individual who is a bona fide independent contractor and does not receive regular compensation through Ingevity’s or a Designated Subsidiary’s regular payroll. The Administrator may, prior to the Enrollment Period for an offering under the Plan and on a uniform and nondiscriminatory basis, determine that the Eligible Employees with respect to such Offering will not include:

(a)

an employee who has been employed less than 2 years (within the meaning of the Code § 423(b)(4)(A)) (or such lesser period of time as may be determined by the Administrator);

(b)

an employee who customarily is employed (within the meaning of Code § 423(b)(4)(B)) 20 hours or less per week (or such lesser period of time as may be determined by the Administrator);

(c)

an employee who customarily is employed (within the meaning of Code § 423(b)(4)(C)) for not more than 5 months in any calendar year (or such lesser period of time as may be determined by the Administrator);

(d)

an employee who is a highly-compensated employee within the meaning of Code § 414(q) with compensation above a certain level, and/or is an officer or subject to disclosure requirements of § 16(a) of the Securities Exchange Act of 1934, as amended, or some other sub-category of highly compensated employees above a designated grade level, provided that the exclusion is applied identically to all such employees of Ingevity participating in an Offering; and

(e)

an employee who is a citizen or resident of a foreign jurisdiction if the grant of a purchase right under the Plan or Offering to such person is prohibited under the laws of such foreign jurisdiction or if compliance with the laws would cause the Plan or Offering to violate the requirements of Code § 432.

3.8

“Enrollment Period” shall mean a period preceding a Purchase Period during which Eligible Employees may elect to participate in the Plan for such Purchase Period. The Administrator shall establish the timing and duration of each Enrollment Period. Unless otherwise determined by the Administrator, the Enrollment Period shall be of approximately one (1) month’s duration.

3.9

“Offering” shall mean an offer under the Plan to purchase shares of Stock on a Purchase Date.

3.10

“Participant” shall mean for each Purchase Period an Eligible Employee who has satisfied the requirements set forth in § 7 for such Purchase Period.

3.11

“Participating Employer” shall for each Participant, as of any date, mean Ingevity or a Designated Subsidiary, whichever employs such Participant as of such date.

3.12

“Plan” shall mean this Amended and Restated 2017 Ingevity Corporation Employee Stock Purchase Plan as set forth herein and as hereafter amended from time to time.

3.13

“Purchase Date” shall mean for each Purchase Period the last day of such Purchase Period.

3.14

“Purchase Period” shall mean a period established by the Administrator during which payroll deductions shall be made pursuant to an Offering under the Plan. Unless otherwise established by the Administrator prior to the beginning of a Purchase Period, all Purchase Periods will be of three (3) months’ duration and shall be approximately the length of a calendar quarter, with the first Purchase Period beginning July 1, 2023 and ending on the last business day of the quarter ending September 30, 2023; any future Purchase Period during 2023 shall begin on October 1, 2023 ending on the last business day of the quarter ending December 31, 2023. Subsequent Purchase Periods shall begin on the first day of each calendar quarter and shall similarly be approximately the length of a calendar quarter and ending on the last business day of such quarter. In no event shall any Purchase Period exceed twenty-seven (27) months.

3.15

“Purchase Price” shall mean the price at which shares shall be purchased in an Offering and such purchase price shall be the lower of (a) eighty-five percent (85%) of the fair market value of a share of Stock on the first day of day of the Offering or (b) eighty-five percent (85%) of the fair market value of a share of Stock on the last day of the Purchase Period. The fair market value of the Stock on any date shall be the closing sales price for a share of Stock as reported on the New York Stock Exchange (or such other exchange on which the Stock is traded). All such prices shall be determined in good faith by the Administrator in accordance with the requirements of Code § 423; provided, if no such prices are so reported for any given day, the closing sales price for such day shall be deemed to be the average of the closing sales price for a share of Stock which was so reported on the most recent day before such day.

INGEVITY | 2023 Proxy Statement	100

Back to Contents

3.16

“Stock” shall mean the $0.01 par value Common Stock of Ingevity.

3.17

“Subsidiary” shall mean a subsidiary corporation of Ingevity as defined under Code § 424(f).

3.18

“Ingevity” shall mean Ingevity Corporation, a Delaware corporation, and any successor to Ingevity.

4.

Offerings

Offerings to purchase shares of Stock shall be made to Participants in accordance with the Plan from time to time at the discretion of the Administrator. The Administrator will determine the terms of each Offering, provided that each Offering shall satisfy the requirements of § 423(b)(5) of the Code.

5.

Shares Available Under the Plan

Subject to adjustment as provided in § 15, a maximum of 550,000 shares of Stock shall be reserved for purchase from Ingevity upon the exercise of options granted under § 9 of the Plan, such reserved shares of Stock consisting of 250,000 shares of Stock previously reserved and subject to issuance under the Prior Plan, and an additional 300,000 shares of Stock reserved under the Plan, as hereby amended and restated. Any shares of Stock which are subject to options granted as of the first day of a Purchase Period but which are not purchased on the related Purchase Date shall again become available under the Plan.

6.

Administration

The Administrator shall be responsible for the administration of the Plan and shall have the power in connection with such administration to interpret the Plan, to establish rules and procedures it deems appropriate to administer the Plan, and to take such other action in connection with such administration as it deems necessary or equitable under the circumstances. The Administrator also shall have the power to delegate the duty to perform such administrative functions as the Administrator deems appropriate under the circumstances and any action taken in accordance with such delegation shall be considered the action of the Administrator. Any person or management committee to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Administrator for such function. Any action or inaction by or on behalf of the Administrator under the Plan shall be final and binding on each Eligible Employee, each Participant and on each other person who makes a claim under the Plan based on the rights, if any, of any such Eligible Employee or Participant under the Plan.

7.

Participation

Each person who is an Eligible Employee on the first day of an Enrollment Period shall be a Participant in the Plan for the related Purchase Period, and, unless such Eligible Employee withdraws from the Plan (or modifies his or her Authorization in accordance with § 8(b)), for subsequent Purchase Periods, if:

(a)

he or she properly completes an Authorization with the Administrator on or before the last day of such Enrollment Period to purchase shares of Stock pursuant to the option granted under § 9; and

(b)

his or her employment as an Eligible Employee continues throughout the period which begins on the first day of such Enrollment Period and ends on the first day of the related Purchase Period. Employment as an Eligible Employee shall not be treated as interrupted by a transfer directly between Ingevity and any Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary.

An Authorization shall require an Eligible Employee to provide such information and to take such action as the Administrator in its discretion deems necessary or helpful to the orderly administration of the Plan, including specifying (in accordance with § 8) his or her payroll deductions to purchase whole shares of Stock pursuant to the option granted under § 9. Unless a Participant files a new Authorization during an Enrollment Period, modifies an Authorization in accordance with § 8(b) or withdraws from the Plan pursuant to § 12 or § 13, his or her deductions and purchases will continue at the same rate for future Purchase Periods under the Plan as long as the Plan remains in effect. A Participant’s status as such shall terminate for a specific Purchase Period (for which he or she has an effective Authorization) when his or her Account has been withdrawn under § 12 or § 13, his or her Authorization has been modified to stop contributions under § 8(b) or the purchases and distributions contemplated under § 10 with respect to his or her Account have been completed, whichever comes first.

INGEVITY | 2023 Proxy Statement	101

Back to Contents

8.

Payroll Deductions

(a)

Initial Authorization. Each Participant’s Authorization made under § 7 shall specify a percentage of compensation (unless the Administrator determines that contributions may be designated as a specific dollar amount which he or she authorizes his or her Participating Employer to deduct from his or her compensation each pay period (as such pay period is determined in accordance with his or her Participating Employer’s standard payroll policies and practices) during the Purchase Period for which such Authorization is in effect to purchase shares of Stock pursuant to the option granted under § 9. A Participant’s Authorization will remain in effect for successive Purchase Periods unless modified in accordance with § 8(b), or terminated as provided in § 12 or § 13. The Administrator may establish uniform rules regarding (i) required minimum payroll contribution levels (ii) the types of compensation from which deductions may be taken, and (iii) limitations on the dollar amounts (or percentages of compensation) that may be withheld from a Participant’s compensation, provided that all such limitations shall satisfy the requirements of § 423(b)(5).

(b)

Modifications. A Participant shall have the right to amend his or her Authorization after the end of an Enrollment Period to increase, decrease, reduce or to stop the payroll deductions which he or she previously had authorized for any Purchase Period, and such adjustment shall be effective as soon as practicable after the Administrator receives such amended Authorization; provided such adjustment is consistent with the Company’s Securities and Insider Trading Policy. Such Adjustment shall remain in effect for subsequent Purchase Periods under the Plan as long as the Plan is in effect or until another Amendment is submitted during a subsequent Purchase Period or until such Participant withdraws from the Plan pursuant to §12 or §13. The Administrator may establish procedures and deadlines by which Participants must make such amendments to an Authorization.

(c)

Account Credits, General Assets and Taxes. All payroll deductions made for a Participant shall be credited to his or her Account as of the pay day as of which the deduction is made. All payroll deductions shall be held by Ingevity, by Ingevity’s agent or by one, or more than one, Designated Subsidiary (as determined by the Administrator) as part of the general assets of Ingevity or any such Designated Subsidiary, and each Participant’s right to the payroll deductions credited to his or her Account shall be those of a general and unsecured creditor. No interest or earnings shall be credited to a Participant’s Account. Ingevity, Ingevity’s agent or such Designated Subsidiary shall have the right to withhold on payroll deductions to the extent such person deems necessary or appropriate to satisfy applicable tax laws.

(d)

No Cash Payments. A Participant may not make any contribution to his or her Account except through payroll deductions made in accordance with this § 8.

9.

Granting of Option

(a)

General Rule. Subject to § 9(b), § 9(c) and § 9(d), each person who is a Participant for a Purchase Period automatically shall be deemed to have been granted an option to purchase the number of whole shares of Stock (not to exceed 5,000 shares per Purchase Period or Offering, subject to adjustment under § 15 of the Plan or fifteen percent (15%) of his or her compensation per Offering as determined by the Administrator) as may be purchased with the payroll deductions credited to the Participant’s Account during the applicable Purchase Period. No fractional shares of Stock will be purchased; any payroll deductions accumulated in a Participant’s Account which are not sufficient to purchase a full share of Stock will be retained in the Participant’s Account for the subsequent Purchase Period, subject to earlier withdrawal in accordance with § 12. Any other funds (other than amounts representing fractional shares) left over in a Participant’s Account after the Purchase Date will be returned to the Participant and shall not be carried over to the next Offering (or Purchase Period, if applicable).

(b)

Option Terms. Each such option shall be exercisable only in accordance with the terms of the Plan. The Administrator shall determine the elements of pay to be included in compensation for purposes of the Plan in compliance with Code § 423 and may change the definition on a prospective basis provided it shall apply uniformly to all Participants.

(c)

Statutory Limitation. No option granted by operation of the Plan to any Eligible Employee under § 9(a) shall permit his or her rights to purchase shares of Stock under the Plan or under any other employee stock purchase plan (within the meaning of § 423 of the Code) or any other shares of Stock under any other employee stock purchase plans (within the meaning of § 423 of the Code) of Ingevity and its parent or any of its subsidiaries (within the meaning of § 424(f) of the Code) to accrue (within the meaning of § 423(b)(8) of the Code) at a rate which exceeds $25,000 of the fair market value of such stock for any calendar year. Such fair market value shall be determined as of the first day of the Purchase Period for which the option is granted.

INGEVITY | 2023 Proxy Statement	102

Back to Contents

(d)

Insufficient Available Shares. If the number of shares of Stock available for purchase for any Purchase Period is insufficient to cover the number of whole shares which Participants have elected to purchase through effective Authorizations, then each Participant’s option to purchase shares of Stock for such Purchase Period shall be reduced to the number of whole shares of Stock which the Administrator shall determine by multiplying the number of shares of Stock available for options for such Purchase Period by a fraction, the numerator of which shall be the number of shares of Stock for which such Participant would have been granted an option under § 9(a) if sufficient shares were available and the denominator of which shall be the total number of shares of Stock for which options would have been granted to all Participants under § 9(a) if sufficient shares were available.

10.

Exercise of Option

Unless a Participant files an amended Authorization under § 8(b), § 12 or § 13 on or before the Purchase Date for a Purchase Period for which he or she has an effective Authorization, his or her option shall be exercised automatically on such Purchase Date for the purchase of as many whole shares of Stock as the balance credited to his or her Account as of that date will purchase at the Purchase Price for such shares of Stock if he or she also is an Eligible Employee on such Purchase Date.

11.

Delivery of Shares

Whole shares of Stock purchased upon the exercise of an option under the Plan may be registered in book entry form or represented in certificate form and shall be held for, or at the Participant’s direction and expense, delivered to the Participant and shall be registered in (1) his or her name or, if the Participant so directs on his or her Authorization filed with the Administrator on or before the Purchase Date for such option and if permissible under applicable law, (2) the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship. No Participant (or any person who makes a claim through a Participant) shall have any interest in any shares of Stock subject to an option until such option has been exercised and the related shares of Stock have been delivered to such person or have been transferred to an account for such person at a broker-dealer designated by the Administrator.

12.

Voluntary Withdrawal

(a)

A Participant may elect to withdraw from the Plan and withdraw the entire balance credited to his or her Account during a Purchase Period, if any, by completing in writing and filing an amended Authorization with the Administrator on or before the Purchase Date for such period.

(b)

If a Participant makes such a withdrawal election, any balance credited to his or her Account shall be paid to him or her in cash (without interest) as soon as practicable after such amended Authorization is filed, and no further payroll deductions shall be made on his or her behalf for the remainder of such Purchase Period or for any future Purchase Periods, unless the Participant elects to participate in the Plan by submitting a new Authorization to participate in accordance with § 7(a) of the Plan.

13.

Termination of Employment or Death

If a Participant’s employment as an Eligible Employee terminates on or before the Purchase Date for a Purchase Period for any reason whatsoever (including death but in such case only if the Administrator has timely notice of such death), his or her Account shall be distributed in cash as soon as practicable as if he or she had elected to withdraw his or her Account under § 12 immediately before the date his or her employment terminated. However, if a Participant is transferred directly between Ingevity and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary while he or she has an Authorization in effect, his or her employment shall not be treated as terminated merely because of such transfer and any such Authorization shall (subject to all the terms and conditions of the Plan) remain in effect after such transfer.

14.

Transferability

Neither the balance credited to a Participant’s Account nor any rights to the exercise of an option or to receive shares of Stock under the Plan may be assigned, encumbered, alienated, transferred, pledged, or otherwise disposed of in any way by a Participant during his or her lifetime or by any other person during his or her lifetime, and any attempt to do so shall be without effect; provided, however, that the Administrator in its absolute discretion may treat any such action as an election by a Participant to withdraw the balance credited to his or her Account in accordance with § 12.

INGEVITY | 2023 Proxy Statement	103

Back to Contents

15.

Adjustment

The number of shares of Stock covered by outstanding options granted pursuant to the Plan and the related Purchase Price and the number of shares of Stock available under the Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of, including, but not limited to such changes as dividends paid in the form of Stock or Stock splits. Furthermore, the Board shall adjust (in a manner which satisfies the requirements of § 424(a) of the Code) the number of shares of Stock available under the Plan and the number of shares of Stock covered by options granted under the Plan and the related Option Prices in the event of any corporate transaction described in § 424(a) of the Code. An adjustment made under this § 15 by the Board shall be conclusive and binding on all affected persons.

16.

Amendment or Termination

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, § 423 of the Code and the laws of the State of Delaware, and any such amendment shall be subject to the approval of Ingevity’s shareholders to the extent such approval is required under § 423 of the Code or the laws of the State of Delaware or to the extent such approval is required under applicable law or stock exchange listing requirements. The Board also may terminate the Plan or any Offering made under the Plan at any time.

17.

Notices

All Authorizations and other communications from a Participant to the Administrator under, or in connection with, the Plan shall be deemed to have been filed with the Administrator when actually received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt of such Authorizations and communications.

18.

Employment

No offer under the Plan shall constitute an offer of employment, and no acceptance of an offer under the Plan shall constitute an employment agreement. Any such offer or acceptance shall have no bearing whatsoever on the employment relationship between any Eligible Employee and Ingevity or any subsidiary of Ingevity, including a Designated Subsidiary. Finally, no Eligible Employee shall be induced to participate in the Plan by the expectation of employment or continued employment.

19.

Headings, References and Construction

The headings to sections in the Plan have been included for convenience of reference only. Except as otherwise expressly indicated, all references to sections (§) in the Plan shall be to sections (§) of the Plan. This Plan shall be interpreted and construed in accordance with the laws of the State of Delaware.

INGEVITY | 2023 Proxy Statement	104

Back to Contents

Ingevity Corporation
4920 O'Hear Avenue
Suite 400
North Charleston, SC
29405
844 643 8489

ingevity.com

Back to Contents

SCAN TO
VIEW MATERIALS & VOTE

INGEVITY CORPORATION
SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 26, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NGVT2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D97067-P85630 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INGEVITY CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of the below Director nominees, each for a one-year term and until his or her successor is duly elected and qualified:

Nominees:	For	Against	Abstain
1a. Jean S. Blackwell	☐	☐	☐
1b. Luis Fernandez-Moreno	☐	☐	☐
1c. John C. Fortson	☐	☐	☐
1d. Diane H. Gulyas	☐	☐	☐
1e. Bruce D. Hoechner	☐	☐	☐
1f. Frederick J. Lynch	☐	☐	☐
1g. Karen G. Narwold	☐	☐	☐
1h. Daniel F. Sansone	☐	☐	☐
1i. William J. Slocum	☐	☐	☐
1j. Benjamin G. (Shon) Wright	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 4 and 5 and EVERY ONE YEAR for proposal 3.

	For	Against	Abstain
2. Advisory vote on compensation of our Named Executive Officers (Say-on-Pay).	☐	☐	☐

	Every one year	Every two years	Every three years	Abstain
3. Advisory Vote on the frequency of Named Executive Officer Compensation Advisory Vote (Say-on-Frequency).	☐	☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

D97068-P85630

INGEVITY CORPORATION
VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Thursday, April 27, 2023 at 9:30 AM Eastern Time

INGEVITY CORPORATION
4920 O'Hear Ave, Suite 400, North Charleston, SC 29405
This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on Thursday, April 27, 2023.

The undersigned hereby appoints Stacy L. Cozad and Ryan C. Fisher, and both of them, proxies, with full power of substitution in each, to represent, and to vote the common stock of INGEVITY CORPORATION, which the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders scheduled to be held at 9:30 AM Eastern Time on April 27, 2023, virtually at www.virtualshareholdermeeting.com/NGVT2023, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted "FOR" each of the director nominees listed in Proposal 1, and "FOR" Proposals 2, 4 and 5 and EVERY ONE YEAR for Proposal 3, and in the discretion of the proxies, upon such other business as properly comes before the Annual Meeting.

Continued and to be signed on reverse side